                                                   Filed pursuant to Rule 497(h)
                                    under the Securities Act of 1933, As Amended
                                                             File No. 333-144483
PROSPECTUS

                            (NUVEEN INVESTMENTS LOGO)

                                   $36,000,000
                   NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

                            FUNDPREFERRED(TM) SHARES
                             1,440 SHARES, SERIES T

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                  ------------

     Investment Objective. Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to provide an attractive level of distributions and capital appreciation. In pursuing its investment objective, the Fund seeks to reduce and defer potential federal income tax liabilities incurred by the holders of its common shares in connection with their investment in the Fund. The Fund seeks to achieve its investment objective by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund also will invest in preferred and other fixed income securities.

     Portfolio Contents. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that are eligible to pay tax-advantaged dividends. Under normal market circumstances, the Fund will invest in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation and, to a lesser extent, preferred stocks of mid- to large-cap companies. The Fund also may invest in other preferred securities including trust preferred securities, convertible preferreds and real estate investment trust preferreds, each of which may pay fully taxable dividends, and other fixed income securities. In addition, to seek to enhance the Fund's risk-adjusted returns, the Fund, to a limited extent, will write (sell) index call options on various equity market indices. The Fund expects to invest more than 25% of its managed assets in equity securities of companies principally engaged in the financial services sector and to a lesser extent in other economic sectors, such as the utilities and energy sectors, that historically have provided higher dividend yields than companies in other sectors or industries.

     Advisers and Subadvisers. Nuveen Asset Management, the Fund's investment adviser, will be responsible for determining the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's managed assets to be invested among dividend-paying equity securities, preferred securities and other fixed income securities. Santa Barbara Asset Management, LLC and NWQ Investment Management Company, LLC will be the Fund's subadvisers. Santa Barbara Asset Management, LLC will manage the Fund's managed assets allocated to dividend-paying equity securities. NWQ Investment Management Company, LLC will manage the Fund's Managed Assets allocated to preferred securities and other fixed income securities. Nuveen Asset Management also will be responsible for the writing of index call options on various equity market indices.

     The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7900. Investors are advised to read this prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, and retain it for future reference. A statement of additional information dated September 11, 2007 containing additional information regarding the Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 60 of this prospectus, by calling 1-800-257-8787 or by writing to the Fund. The Fund's annual and semi-annual reports are also available on its website at www.nuveen.com, which also provides a link to the SEC's website, as described below, where the Fund's statement of additional information can be obtained. You can review and copy documents the Fund has filed at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, Washington, D.C. 20549-0213.
                                                   (Continued on following page)


                                  ------------

     INVESTING IN FUNDPREFERRED SHARES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 23.

     Neither the securities and exchange commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                  ------------

                                                                      PER SHARE      TOTAL
                                                                      ---------   -----------

Public Offering Price                                                  $25,000    $36,000,000
Sales Load                                                             $   250    $   360,000
Proceeds, before expenses, to the Fund(1)                              $24,750    $35,640,000


-------

   (1) Total expenses of issuance and distribution, excluding sales load, are estimated to be $200,000.

     The underwriters expect to deliver the FundPreferred Shares in book-entry form, through the facilities of the Depository Trust Company on or about September 14, 2007.

Citi                              A.G. Edwards           Nuveen Investments, LLC

                                  ------------



September 11, 2007

     The Fund is offering 1,440 shares of Series T FundPreferred shares. The shares are referred to in this Prospectus as "FundPreferred shares." The FundPreferred shares have a liquidation preference of $25,000 per share, plus any accumulated, but unpaid dividends, if any. The FundPreferred shares also have priority over the Fund's common shares as to distribution of assets as described in this Prospectus. The dividend rate for the initial dividend rate period will be 6.00% for the FundPreferred shares. The initial rate period is from the date of issuance through September 25, 2007 for the FundPreferred shares. For subsequent rate periods, FundPreferred shares pay dividends based on a rate set at auction, usually held every seven (7) days. Prospective purchasers should carefully review the auction procedures described in the Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell FundPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone, electronically or in writing; and (3) purchases and sales will be settled on the next business day after the auction. FundPreferred shares will not be listed on an exchange. You may only buy or sell FundPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

     The FundPreferred shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should rely only on the information contained or incorporated by reference in this prospectus. The fund has not authorized anyone to provide you with different information. The fund is not making an offer of these securities in any state where the offer is not permitted.

                                  ------------

                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
Prospectus Summary....................................................     1
Financial Highlights..................................................    11
The Fund..............................................................    12
Use of Proceeds.......................................................    12
Capitalization........................................................    12
Portfolio Composition.................................................    13
The Fund's Investments................................................    13
Use of Leverage.......................................................    23
Risk Factors..........................................................    23
Management of the Fund................................................    30
Description of FundPreferred Shares...................................    33
The Auction...........................................................    45
Description of Borrowings.............................................    50
Description of Common Shares..........................................    51
Certain Provisions in the Declaration of Trust and By-Laws............    51
Repurchase of Fund Shares; Conversion to Open-End Fund................    52
Federal Income Tax Matters............................................    53
Custodian, Transfer Agent, Auction Agent, Dividend Disbursing Agent
  and Redemption Agent................................................    56
Underwriting..........................................................    57
Legal Opinions........................................................    58
Available Information.................................................    58
Table of Contents for the Statement of Additional Information.........    59

                               PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information (the "SAI"), including the Fund's Statement Establishing and Fixing the Rights and Preferences of FundPreferred Shares (the "Statement"), attached as Appendix A to the SAI, to understand the offering fully. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Statement.

THE FUND.................  Nuveen Tax-Advantaged Dividend Growth Fund (the
                           "Fund") is a recently organized, diversified,
                           closed-end management investment company. The
                           Fund's common shares, $0.01 par value, are traded
                           on the New York Stock Exchange (the "Exchange")
                           under the symbol "JTD." See "Description of
                           Common Shares." As of August 31, 2007, the Fund
                           had 14,855,240 common shares outstanding and net
                           assets applicable to common shares of
                           $282,879,284.
THE OFFERING.............  The Fund is offering 1,440 shares of
                           FundPreferred shares Series T at a purchase price
                           of $25,000 per share. FundPreferred shares are
                           being offered by the underwriters listed under
                           "Underwriting."
INVESTMENT OBJECTIVES AND
  POLICIES...............  The Fund's investment objective is to provide an attractive level of distributions and capital
                           appreciation. The Fund's distributions are
                           comprised of dividends that qualify for favorable
                           federal income taxation at rates applicable to
                           long-term capital gains when earned by individual
                           investors (such dividends referred to as "tax-
                           advantaged dividends"), as well as other sources
                           of tax-advantaged distributions. The Fund's
                           investment objective and certain investment
                           policies are considered fundamental and may not
                           be changed without shareholder approval. The Fund
                           cannot assure you that it will attain its
                           investment objective. See "The Fund's
                           Investments" and "Risk Factors."
                           The Fund seeks to achieve its investment
                           objective by investing in dividend-paying equity
                           securities consisting primarily of common stocks
                           of mid-to large-cap companies that have
                           attractive dividend income and the potential for
                           future dividend growth and capital appreciation
                           and, to a lesser extent, preferred stocks of mid-
                           to large-cap companies ("dividend-paying equity
                           securities"). Mid-cap companies are those with
                           market capitalizations in the range of $1 billion
                           to $4.5 billion. Large-cap companies are
                           considered to be those with market
                           capitalizations in excess of $4 billion.
                           Preferred stocks are preferred securities that
                           are eligible to pay tax-advantaged dividends. The
                           Fund also will invest in other preferred
                           securities, which may include trust preferred
                           securities, convertible preferreds and real
                           estate investment trust ("REIT") preferreds, each
                           of which may pay fully taxable dividends
                           (collectively with preferred stocks, "Preferred
                           Securities") and other fixed income securities.
                           Under normal market circumstances, the Fund will
                           invest at least 80% of its Managed Assets (as
                           defined on page 4 of this Prospectus) in
                           securities that are eligible to pay tax-
                           advantaged dividends. The Fund, to a limited
                           extent, will write (sell) call options on various
                           equity market indices.
                           In pursuing its investment objective, the Fund
                           seeks to achieve attractive after-tax common
                           share returns in part by reducing and deferring
                           the potential federal income tax liabilities
                           incurred by the holders of its common shares
                           ("Common Shareholders") in connection with their
                           investment in the Fund.

                           THE DIVIDEND GROWTH EQUITY STRATEGY. Under normal market circumstances, the Fund will invest primarily in an equity portfolio of dividend-paying equity securities (the "Dividend Growth
                           Equity Strategy"). Santa Barbara Asset
                           Management, LLC ("Santa Barbara") will manage the
                           Fund's Dividend Growth Equity Strategy.
                           Initially, it is anticipated that 75% of the Fund's Managed Assets will be allocated to Santa
                           Barbara's Dividend Growth Equity Strategy.
                           Santa Barbara's investment process begins by identifying a universe of approximately 1,000 companies currently paying dividends on their equity securities. The investment universe, which includes both domestic and non-U.S. companies, is generally restricted to companies with a current market capitalization above $3 billion. Santa
                           Barbara then removes companies that do not pay tax-advantaged dividends, including REITs and limited partnerships, resulting in approximately
                           900 companies. Santa Barbara then applies quantitative screens to identify high dividend-paying companies, by sector and industry, resulting in approximately 250 companies.
                           Additional screens are then applied to identify companies with high dividend growth rates. From the remaining pool of approximately 100 companies, Santa Barbara applies a "bottom-up" fundamental analysis to evaluate the prospects for sustainable dividend growth and capital appreciation in the future. In selecting companies for potential investment, Santa Barbara evaluates certain factors, including, among others: a sound business model; strong overall financial position; earnings growth; return on equity; quality of management; potential for dividend growth; market valuation; and the commitment to return cash to shareholders.
                           Following an assessment and ranking process, Santa Barbara constructs a diversified portfolio, which generally may consist of 30 to 60 holdings with broad sector and industrial representation.
                           INCOME-ORIENTED STRATEGY. The Fund also may invest in Preferred Securities and other fixed income securities (the "Income-Oriented
                           Strategy"). NWQ Investment Management Company,
                           LLC ("NWQ") will manage the Fund's Income-
                           Oriented Strategy. The Fund's investment in
                           Preferred Securities may consist of both fixed and floating rate securities and may include
                           Preferred Securities and other fixed income securities that are rated below investment grade or that are unrated but judged to be of comparable quality. Generally, NWQ will focus the Fund's investments made under the Income-Oriented
                           Strategy on investments in preferred stocks.
                           Initially, it is anticipated that 25% of the Fund's Managed Assets will be allocated to NWQ's
                           Income-Oriented Strategy.
                           OTHER INVESTMENT TECHNIQUES, INCLUDING
                           OPTIONS. The Fund also may employ a variety of other investment techniques for the purposes of managing risk, hedging, creating investment exposure, and generating current income and gains. Each of the Fund's advisers may utilize these investment techniques. These investment techniques include the use of derivative instruments, such as call options, total return and interest rate swaps, futures and forward contracts, and the investment in exchange traded funds ("ETFs"), other closed-end funds, warrants, REITs and convertible securities. See the SAI for further information on these investments.

                           The Fund, to a limited extent, will write (sell) call options on various equity market indices.
                           Nuveen Asset Management ("NAM") will be
                           responsible for the writing of call options. NAM believes that the strategy of writing index call options with respect to a portion of the equity securities held pursuant to the Dividend Growth
                           Equity Strategy can provide, in flat or down markets, the potential for current gains, which may meaningfully reduce the volatility of the Fund's returns and enhance the Fund's risk-adjusted returns relative to the returns of various equity market indices over extended periods of time. Further, NAM believes that selling index call options can help achieve potential tax efficiencies because exchange listed options on equity indices generally qualify as "section 1256 contracts" under the Internal Revenue Code of 1986, as amended (the
                           "Code"), on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of the holding period. The Fund expects to write call options primarily on the S&P 500(R) Index and other broad-based indices, but may from time to time, if NAM deems conditions appropriate, write call options on a variety of other equity market indices or on custom baskets of individual securities. The Fund may also write call options on select market sectors to reduce the Fund's effective exposure to certain sectors, such as financial services, utilities or energy. Initially, the Fund expects to write call options on equity market indices or securities having an underlying value equal to approximately 25% of the Fund's Managed Assets.
                           The Fund will not write call options on more than 35% of its Managed Assets. Over time, the Fund may vary the extent of its use of call options opportunistically in response to Fund performance and prevailing market conditions, consistent with its investment objective.
                           The Fund is not sponsored, endorsed, sold or promoted by any index sponsor and no index sponsor is making any representation regarding the advisability of investing in the Fund.
                           OTHER PORTFOLIO CHARACTERISTICS AND
                           INFORMATION.  Under normal circumstances:
                           - the Fund will invest at least 80% of its Managed Assets in securities that are eligible to pay tax-advantaged dividends;
                           - the Fund expects to be fully invested (at least 95% of its Managed Assets) in the Dividend Growth Equity Strategy and the
                               Income-Oriented Strategy;
                           - the Fund expects to invest more than 25% of its Managed Assets in equity securities of companies principally engaged in the financial services sector and to a lesser extent in other economic sectors, such as the utilities and energy sectors, that historically have provided higher dividend yields than companies in other sectors or industries;
                           -   the Fund may invest up to 50% of its Managed
                               Assets in securities of non-U.S. issuers that are U.S. dollar denominated or that are converted into American Depository Receipts
                               ("ADRs") or other types of dollar-denominated depositary receipts immediately after purchase; and

                           -   the Fund may invest in securities that are
                               rated investment grade or that are unrated
                               but judged to be of comparable quality.
                               Investment grade quality securities are those
                               securities that, at the time of investment,
                               are (i) rated by at least one nationally
                               recognized statistical rating organization
                               ("NRSRO") within the four highest grades
                               (BBB- or Baa3 or better by Standard & Poor's
                               Corporation, a division of The McGraw-Hill
                               Companies ("S&P"), Moody's Investors Service,
                               Inc. ("Moody's") or Fitch Ratings ("Fitch")),
                               or (ii) unrated but judged to be of
                               comparable quality by NWQ. The Fund may
                               invest up to 25% of its Managed Assets in
                               securities that are rated below investment
                               grade, commonly referred to as "junk bonds."
                           During temporary defensive periods or in order to
                           keep the Fund's cash fully invested, including
                           the period during which the net proceeds of the
                           offering of common shares are being invested, the
                           Fund may invest in short-term high quality fixed
                           income securities. As such, the Fund may not be
                           able to achieve its investment objective during
                           those periods. For a more complete discussion of
                           the Fund's portfolio composition, see "The Fund's
                           Investments."
                           The Fund's assets, including assets attributable
                           to the principal amount of any borrowing, issuing
                           commercial paper or notes (collectively,
                           "Borrowings") and any offering of preferred
                           shares of beneficial interest
                           ("FundPreferred(TM)" shares) that may be
                           outstanding, are called "Managed Assets."
                           TAX-ADVANTAGED DISTRIBUTIONS.   The Fund will
                           seek to manage its investments such that, under
                           normal circumstances, substantially all (at least
                           90%) of its distributions will be tax-advantaged,
                           enabling individual investors who meet holding
                           period and other requirements to benefit from
                           favorable tax treatment. Tax-advantaged
                           distributions include: (i) distributions of
                           qualified dividend income (referred to as tax-
                           advantaged dividends in this Prospectus); (ii)
                           distributions of long-term capital gains
                           (including long-term capital gains retained by
                           the Fund that are deemed distributed for tax
                           purposes); and (iii) distributions representing a
                           return of capital. Under current federal income
                           tax law, tax-advantaged dividends received by
                           individual shareholders who meet holding period
                           and other requirements are taxed at long-term
                           capital gain rates, which currently reach a
                           maximum of 15%.
                           The Fund seeks to maximize the percentage of its
                           tax-advantaged distributions by investing
                           primarily in equity securities that pay tax-
                           advantaged dividends. Tax-advantaged dividends
                           generally include dividends on common stock and
                           preferred stocks from domestic corporations and
                           dividends from non-U.S. corporations that meet
                           certain criteria. The Fund generally can preserve
                           the tax treatment of tax-advantaged dividends it
                           receives by distributing them to individual
                           shareholders who meet holding period and other
                           requirements. The Fund also may invest a portion
                           of its Managed Assets in Preferred Securities and
                           other fixed income securities that generate fully
                           taxable ordinary income, but expects that, under
                           normal market circumstances, expenses incurred by
                           the Fund will offset a large portion of the
                           Fund's fully taxable ordinary income and net
                           short-term capital gains, so that in most years
                           substantially all (at least 90%) of the Fund's
                           distributions will qualify as tax-advantaged. In
                           addition, as described more fully under

                           "Tax-Efficient Investing," in managing the Fund's
                           investment portfolio and operations, NAM intends
                           to utilize a variety of methods in an effort to
                           reduce and defer the federal income taxes
                           incurred by investors in connection with their
                           investment in the Fund.
                           For Fund dividends otherwise eligible to be
                           treated as tax-advantaged to be taxable at long-
                           term capital gain rates, an individual investor
                           must hold his or her shares for more than 60 days
                           during the 121-day period beginning 60 days
                           before the ex-dividend date (90 days during the
                           181-day period beginning 90 days before the ex-
                           dividend date in the case of certain preferred
                           shares). Under current federal income tax law,
                           tax-advantaged dividends received by individual
                           investors who meet holding period and other
                           requirements are taxed at long-term capital gain
                           rates, which currently reach a maximum of 15%.
                           The provisions of the Code applicable to tax-
                           advantaged dividends are effective through 2010.
                           Thereafter, higher tax rates will apply unless
                           further legislative action is taken by Congress.
                           Although the Fund seeks to reduce and defer
                           potential income tax liabilities incurred by
                           investors in connection with their investment in
                           the Fund, there can be no assurance that the Fund
                           will be successful in this regard. See "Federal
                           Income Tax Matters."
INVESTMENT ADVISER AND
  SUBADVISER.............  NAM will be the Fund's investment adviser, responsible for determining the Fund's overall
                           investment strategy and its implementation,
                           including allocating the portion of the Fund's
                           Managed Assets to be invested in the Dividend
                           Growth Equity Strategy and the Income-Oriented
                           Strategy. NAM also will be responsible for the
                           writing of call options.
                           Santa Barbara will manage the Fund's Managed
                           Assets allocated to the Dividend Growth Equity
                           Strategy and NWQ will manage the Fund's Managed
                           Assets allocated to the Income-Oriented Strategy.
                           Santa Barbara and NWQ will sometimes individually
                           be referred to as a "Subadviser" and collectively
                           be referred to as the "Subadvisers." NAM, Santa
                           Barbara and NWQ will sometimes individually be
                           referred to as an "Adviser" and collectively be
                           referred to as the "Advisers."
                           NAM, a registered investment adviser, is a wholly
                           owned subsidiary of Nuveen Investments, Inc.
                           ("Nuveen Investments"). Founded in 1898, Nuveen
                           Investments and its affiliates had approximately
                           $172 billion of assets under management as of
                           June 30, 2007. According to Thomson Wealth
                           Management, Nuveen is the leading sponsor of
                           closed-end funds as measured by the number of
                           funds (119) and the amount of fund assets under
                           management (approximately $53.4 billion) as of
                           June 30, 2007. NAM had approximately $88 billion
                           in assets under management as of June 30, 2007.
                           On June 20, 2007, Nuveen Investments announced
                           that it had entered into a definitive Agreement
                           and Plan of Merger to be acquired by investors
                           led by Madison Dearborn Partners, LLC. See
                           "Management of the Fund -- Investment Adviser and
                           Subadvisers."

                           Santa Barbara, a registered investment adviser,
                           is a wholly owned subsidiary of Nuveen. Founded
                           in 1987, Santa Barbara had approximately $5
                           billion in assets under management as of June 30,
                           2007. Santa Barbara specializes in fundamental,
                           bottom-up research to select growth companies.
                           Santa Barbara also serves as subadviser to one
                           open-end mutual fund, the Nuveen Santa Barbara
                           Dividend Growth Fund, that employs a similar
                           strategy used by the Fund in the Dividend Growth
                           Equity Strategy.
                           NWQ, a registered investment adviser, is a
                           subsidiary of Nuveen. Nuveen owns a controlling
                           interest of NWQ and key management owns a non-
                           controlling minority interest. NWQ and its
                           predecessors have provided investment advisory
                           operations since 1982. NWQ had approximately
                           $38.6 billion in assets under management as of
                           June 30, 2007. NWQ specializes in the management
                           of value-oriented equity portfolios across all
                           capitalization ranges, including portfolios
                           investing in preferred stock and Preferred
                           Securities.
                           The Fund will pay NAM an annual management fee,
                           payable monthly, in a maximum amount equal to
                           1.00% of the Fund's average daily Managed Assets
                           (as previously defined, Managed Assets include
                           assets attributable to the principal amount of
                           any Borrowings and any FundPreferred shares that
                           may be outstanding). This maximum fee is equal to
                           the sum of a "fund-level fee" and a "complex-
                           level fee." The fund-level fee is a maximum of
                           0.80% of the Fund's average total daily Managed
                           Assets, with lower fee levels for assets that
                           exceed $500 million. NAM will pay a portion of
                           that fee to each of the Subadvisers based on each
                           Subadviser's allocated portion of Managed Assets.
                           The complex-level fee is a maximum of 0.20% of
                           the Fund's daily Managed Assets based on the
                           daily Managed Assets of all Nuveen-branded
                           closed-end and open-end registered investment
                           companies organized in the U.S., with lower fee
                           levels for complex-level assets that exceed $55
                           billion. Based on complex-level assets of
                           approximately $73.5 billion as of June 30, 2007,
                           the complex-level fee would be 0.1828% of Managed
                           Assets and the total fee to NAM would be 0.9828%
                           of Managed Assets (assuming Managed Assets of
                           $500 million or less). For more information on
                           fees and expenses, including fees attributable to
                           common shares, see "Management of the Fund."
USE OF LEVERAGE..........  The Fund intends to use financial leverage, including issuing the FundPreferred shares, for
                           investment purposes. The Fund currently
                           anticipates its use of leverage will represent up
                           to approximately 33% of its Managed Assets. In
                           addition to the issuance of FundPreferred shares,
                           the Fund intends to make further use of financial
                           leverage through borrowing, including the
                           issuance of commercial paper or notes. Throughout
                           this Prospectus, commercial paper, notes or other
                           borrowings sometimes may be collectively referred
                           to as "Borrowings."  Initially, the Fund intends
                           that Borrowings will represent 20 to 25% of
                           Managed Assets.  Any Borrowings will have
                           seniority over the FundPreferred shares. Payments
                           to holders of FundPreferred shares in liquidation
                           or otherwise will be subject to the prior payment
                           of all outstanding indebtedness, including
                           Borrowings.

RISK FACTORS SUMMARY.....  Risk is inherent in all investing. Therefore, before investing in the Fund you should consider
                           certain risks carefully. The primary risks of
                           investing in FundPreferred shares are:
                           -   if an auction fails you may not be able to
                               sell some or all of your shares;
                           -   because of the nature of the market for
                               FundPreferred shares, you may receive less
                               than the price you paid for your shares if
                               you sell them outside of the auction;
                           -   a rating agency could downgrade FundPreferred
                               shares, which could affect liquidity;
                           -   the Fund may be forced to redeem your shares
                               to meet regulatory or rating agency
                               requirements or may voluntarily redeem your
                               shares in certain circumstances;
                           -   in extraordinary circumstances the Fund may
                               not earn sufficient income from its
                               investments to pay dividends;
                           -   any Borrowings may constitute a substantial
                               lien and burden on the FundPreferred shares
                               by reason of their prior claim against the
                               income of the Fund and against the net assets
                               of the Fund in liquidation; and
                           -   if the Fund leverages through Borrowings, the
                               Fund may not be permitted to declare
                               dividends or other distributions with respect
                               to the FundPreferred shares or purchase
                               FundPreferred shares unless at the time
                               thereof the Fund meets certain asset coverage
                               requirements and the payment of principal and
                               interest on any such Borrowings is not in
                               default.
                           In addition to risks associated with investing in
                           FundPreferred shares, an investor in the
                           FundPreferred shares will also be subject to the
                           general risks associated with the Fund's
                           investment policies. For additional general risks
                           of investing in FundPreferred shares and general
                           risks of the Fund, see "Risk Factors."
TRADING MARKET...........  FundPreferred shares are not listed on an exchange. Instead, you may buy or sell
                           FundPreferred shares at an auction that normally
                           is held every seven (7) days by submitting orders
                           to a broker-dealer that has entered into an
                           agreement with the auction agent and the Fund (a
                           "Broker-Dealer"), or to a broker-dealer that has
                           entered into a separate agreement with a Broker-
                           Dealer. In addition to the auctions, Broker-
                           Dealers and other broker-dealers may maintain a
                           secondary trading market in FundPreferred shares
                           outside of auctions, but may discontinue this
                           activity at any time. There is no assurance that
                           a secondary market will be established, or, if
                           established, will provide shareholders with
                           liquidity or that the trading price in any
                           secondary market would be $25,000 per share or
                           $25,000 per share plus accumulated dividends. You
                           may transfer shares outside of auctions only to
                           or through a Broker-Dealer, or a broker-dealer
                           that has entered into a separate agreement with a
                           Broker-Dealer.
                           The first auction date for the FundPreferred
                           shares will be September 25, 2007 and each
                           subsequent auction will normally be held on a
                           Tuesday. The first auction date for the Series T
                           of FundPreferred shares will be the Business Day
                           before the dividend payment date for the initial
                           dividend period for each Series of FundPreferred
                           shares.

                           The start date for subsequent rate periods
                           normally will be the Business Day following the
                           auction date unless the then-current rate period
                           is a special rate period, or the day that
                           normally would be the auction date or the first
                           day of the subsequent rate period is not a
                           Business Day.
DIVIDENDS AND RATE
  PERIODS................  The table below shows the dividend rate for the initial rate period of the FundPreferred shares
                           offered in this Prospectus. For subsequent rate
                           periods, FundPreferred shares will pay dividends
                           based on a rate set at auctions, normally held
                           every seven (7) days. In most instances,
                           dividends are also paid every seven (7) days, on
                           the day following the end of the rate period. See
                           "Description of FundPreferred Shares -- Dividends
                           and Dividend Periods -- Determination of Dividend
                           Rate" and "The Auction."
                           The table below also shows the date from which
                           dividends on the FundPreferred shares will
                           accumulate at the initial rate, the dividend
                           payment date for the initial rate period and the
                           day on which dividends will normally be paid. If
                           dividends are payable on a Monday or Friday and
                           that day is not a Business Day, then your
                           dividends will generally be paid on the first
                           Business Day that falls after that day. If
                           dividends are payable on a Tuesday, Wednesday or
                           Thursday and that day is not a Business Day, then
                           your dividends generally will be paid on the
                           first Business Day prior to that day.
                           Finally, the table below shows the number of days
                           of the initial dividend period for the
                           FundPreferred shares. Subsequent rate periods
                           generally will be seven (7) days. The dividend
                           payment date for special rate periods of other
                           than seven (7) days will be set out in the notice
                           designating a special dividend period. See
                           "Description of FundPreferred Shares -- Dividends
                           and Dividend Periods -- Determination of Dividend
                           Rate."


                                                                               NUMBER
                                                PAYMENT        SUBSEQUENT      OF DAYS
            INITIAL         DATE OF        DATE FOR INITIAL     DIVIDEND     OF INITIAL
           DIVIDEND      ACCUMULATION          DIVIDEND          PAYMENT      DIVIDEND
SERIES       RATE      AT INITIAL RATE*         PERIOD*            DAY         PERIOD
------     --------    ----------------    ----------------    ----------    ----------

T            6.00%       September 14        September 26       Wednesday        12

                          -------

                          * All dates are 2007.

DETERMINATION OF MAXIMUM
  APPLICABLE RATES.......  Except during a dividend default period, the applicable rate for any dividend period for
                           FundPreferred shares will not be more than the
                           maximum rate. The maximum rate will be the higher
                           of the applicable percentage of the reference
                           rate or the applicable spread plus the reference
                           rate. The reference rate is the applicable LIBOR
                           Rate (for a dividend period of fewer than 365
                           days) or the applicable Treasury Rate Index (for
                           a dividend period of 365 days or more). The
                           applicable percentage or applicable spread as so
                           determined is further subject to upward but not
                           downward adjustment in the discretion of the
                           Board of Trustees after consultation with the
                           Broker-Dealers. There is no minimum rate in
                           respect of any dividend period. See "Description
                           of FundPreferred Shares -- Dividends and Dividend
                           Periods -- Determination of Dividend Rate."

RATINGS..................  It is a condition of the Underwriters' obligation to purchase the FundPreferred shares that shares
                           of each Series of FundPreferred receive a rating
                           of "AAA" from S&P and "Aaa" from Moody's.
RESTRICTIONS ON DIVIDEND,
  REDEMPTION AND OTHER
  PAYMENTS...............  If the Fund issues any Borrowings that constitute senior securities representing indebtedness (as
                           defined in the Investment Company Act of 1940, as
                           amended (the "1940 Act")), the Fund would not be
                           permitted, under the 1940 Act, to declare any
                           dividend on FundPreferred shares unless, after
                           giving effect to such dividend, asset coverage
                           with respect to such Borrowings that constitute
                           senior securities representing indebtedness, if
                           any, is at least 200%. In addition, the Fund
                           would not be permitted to declare any other
                           distribution on or purchase or redeem
                           FundPreferred shares unless, after giving effect
                           to such distribution, purchase or redemption,
                           asset coverage with respect to such Borrowings
                           that constitute senior securities representing
                           indebtedness, if any, is at least 300%. Dividends
                           or other distributions on, or redemptions or
                           purchases of, FundPreferred shares would also be
                           prohibited at any time that an event of default
                           under any Borrowings has occurred and is
                           continuing. See "Description of FundPreferred
                           Shares -- Restrictions on Dividend, Redemption
                           and Other Payments."
ASSET MAINTENANCE........  The Fund must maintain the FundPreferred Shares
                           Basic Maintenance Amount as of each Valuation
                           Date. The Fund also must maintain asset coverage
                           for the FundPreferred shares on a non-discounted
                           basis of at least 200% as of the last business
                           day of each month. See "Description of
                           FundPreferred Shares -- Asset Maintenance."
                           The guidelines for calculating whether the
                           FundPreferred Shares Basic Maintenance Amount has
                           been satisfied have been established by S&P and
                           Moody's in connection with the Fund's receipt
                           from S&P and Moody's of the "AAA" and "Aaa"
                           Credit Ratings, respectively, with respect to the
                           FundPreferred shares on their Date of Original
                           Issue.
                           The Fund estimates that on the Date of Original
                           Issue, the 1940 Act FundPreferred Shares Asset
                           Coverage, based on the composition of its
                           portfolio as of August 31, 2007, and after giving
                           effect to the issuance of the FundPreferred
                           shares offered hereby ($36,000,000) and the
                           deduction of sales loads and estimated offering
                           expenses for such FundPreferred shares
                           ($560,000), will be 884%.
                           In addition, there may be additional asset
                           coverage requirements imposed in connection with
                           any Borrowings. See "Description of Borrowings."
REDEMPTION...............  Although the Fund will not ordinarily redeem
                           FundPreferred shares, it may be required to
                           redeem shares if, for example, the Fund does not
                           exceed the minimum 1940 Act asset coverage ratio
                           or in order to correct a failure to comply with
                           rating agency guidelines in a timely manner. The
                           Fund may voluntarily redeem FundPreferred shares
                           in certain circumstances. See "Description of
                           FundPreferred Shares -- Redemption."
LIQUIDATION PREFERENCE...  The liquidation preference of the shares of each
                           Series of FundPreferred shares will be $25,000
                           per share plus accumulated but unpaid dividends,
                           if any, thereon. See "Description of
                           FundPreferred Shares -- Liquidation Rights."

VOTING RIGHTS............  Except as otherwise indicated, holders of
                           FundPreferred shares have one vote per share and
                           vote together with holders of common shares as a
                           single class.
                           In connection with the election of the Board of
                           Trustees, the holders of outstanding preferred
                           shares of beneficial interest ("preferred
                           shares"), including FundPreferred shares, as a
                           class, shall be entitled to elect two trustees of
                           the Fund. The holders of outstanding shares of
                           common shares and preferred shares, including
                           FundPreferred shares, voting together, shall
                           elect the remainder. However, upon the Fund's
                           failure to pay dividends on the preferred shares
                           in an amount equal to two full years of
                           dividends, the holders of preferred shares have
                           the right to elect, as a class, the smallest
                           number of additional Trustees as shall be
                           necessary to assure that a majority of the
                           Trustees has been elected by the holders of
                           preferred shares. The terms of the additional
                           Trustees shall end when the Fund pays or provides
                           for all accumulated and unpaid dividends. See
                           "Description of FundPreferred Shares -- Voting
                           Rights."
FEDERAL INCOME TAXES.....  Distributions with respect to the FundPreferred shares will generally be subject to U.S. federal
                           income taxation. The Fund anticipates that a
                           portion of its portfolio income will qualify for
                           the 70% dividends received deduction available to
                           corporate shareholders (the "dividends received
                           deduction") or for treatment as "qualified
                           dividend income" (referred to as "tax-advantaged
                           dividends" in this Prospectus) that is generally
                           subject to reduced rates of federal income
                           taxation for individual and other noncorporate
                           shareholders. The Internal Revenue Service
                           ("IRS") currently requires that a regulated
                           investment company, which has two or more classes
                           of stock, allocate to each such class
                           proportionate amounts of each type of its income
                           (such as ordinary income and net capital gain)
                           based upon the percentage of total dividends
                           distributed to each class for the tax year.
                           Accordingly, the Fund intends each year to
                           allocate ordinary income dividends, capital gain
                           distributions, dividends qualifying for the
                           "dividends received deduction" and "qualified
                           dividend income" between its common shares and
                           FundPreferred shares in proportion to the total
                           dividends paid to each class during or with
                           respect to such tax year. See "Federal Income Tax
                           Matters."

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund's common shares from the commencement of the Fund's operations on June 26, 2007 through both June 30, 2007 and August 31, 2007. Since the Fund commenced operations on June 26, 2007, the table covers approximately one week of operations and approximately two months of operations, respectively, during which a substantial portion of the Fund's assets were held in cash pending investment in securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                     JUNE 26, 2007-    JUNE 26, 2007-
                                                      JUNE 30, 2007   AUGUST 31, 2007
                                                     --------------   ---------------
                                                       (UNAUDITED)      (UNAUDITED)

PER SHARE OPERATING PERFORMANCE:
  Common share net asset value, beginning of
     period........................................     $  19.10          $  19.10
                                                        --------          --------
     Net investment income(a)......................           --**             .10
     Net gain (loss) on securities (realized and
       unrealized).................................           --              (.12)
                                                        --------          --------
       Total from investment operations............           --              (.02)
  Offering costs (including fund structuring
     fees).........................................         (.04)             (.04)
                                                        --------          --------
  Common share net asset value, end of period......     $  19.06          $  19.04
                                                        ========          ========
  Per share market value, end of period............     $  20.00          $  17.40
  Total return on common share net asset value(b)..         (.21)%            (.31)%
  Total investment return on market value(b).......          .00%           (13.00)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets applicable to common shares, end of
     period (in thousands).........................     $271,729          $282,879
  Ratios of expenses to average net assets
     applicable to common shares before custody fee
     credits.......................................         1.23%*            1.12%*
  Ratios of net investment income to average net
     assets applicable to common shares before
     custody fee credits...........................          .80%*            2.91%*
  Ratios of expenses to average net assets
     applicable to common shares after custody fee
     credits.......................................         1.23%*            1.11%*
  Ratios of net investment income to average net
     assets applicable to common shares after
     custody fee credits...........................          .80%*            2.91%*
  Portfolio turnover rate..........................            0%               47%


-------

 *     Annualized.

**     Per share net investment income rounds to less than $.01 per share.

(a) Per share net investment income is calculated using the average daily shares method.

(b) Total return on market value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

       Total return on common share net asset value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

                                    THE FUND

     The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on February 22, 2007, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. On June 26, 2007, the Fund issued an aggregate of 14,250,000 common shares, pursuant to the initial public offering thereof. On August 14, 2007, the Fund issued an additional 600,000 common shares pursuant to the exercise by the underwriters of the Fund's Common Share offering of their over-allotment option. The Fund's common shares are listed on the Exchange under the symbol "JTD." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

     The following provides information about the Fund's outstanding shares as of August 31, 2007.

                                                            AMOUNT HELD
                                               AMOUNT      BY THE FUND OR      AMOUNT
TITLE OF CLASS                               AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
--------------                               ----------   ---------------   -----------

Common.....................................   Unlimited          0           14,855,240
FundPreferred Shares.......................   Unlimited          0                    0
  Series T.................................   Unlimited          0                    0


                                 USE OF PROCEEDS

     The net proceeds of the offering of FundPreferred shares will be approximately $35,440,000 after payment of the sales load and estimated offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as described under "The Fund's Investments" as soon as practicable. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives and policies within approximately one to two months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of August 31, 2007, and as adjusted to give effect to the issuance of the FundPreferred shares offered hereby.

                                                             ACTUAL       AS ADJUSTED
                                                          ------------   ------------
                                                           (UNAUDITED)    (UNAUDITED)

FUNDPREFERRED SHARES:
  FundPreferred shares, $25,000 stated value per share,
     at liquidation value; unlimited shares authorized
     (no shares issued and 1,440 shares issued, as
     adjusted, respectively)............................  $         --   $ 36,000,000
                                                          ============   ============
COMMON SHAREHOLDERS' EQUITY:
  Common shares, $.01 par value per share; unlimited
     shares authorized, 14,855,240 shares outstanding*..  $    148,552   $    148,552
  Paid-in surplus**.....................................   282,992,532    282,432,532
  Undistributed net investment income...................     1,435,336      1,435,336
                                                          ------------   ------------
  Accumulated net realized gain (loss) from investments
     and derivative transactions........................      (198,772)      (198,772)
  Net unrealized appreciation (depreciation) of
     investments and derivative transactions............    (1,498,364)    (1,498,364)
  Net assets applicable to common shares................  $282,879,284   $282,319,284
                                                          ============   ============



-------

    * None of these outstanding shares are held by or for the account of the Fund.

   ** As adjusted, paid-in surplus reflects a reduction for the sales load and estimated offering costs of the FundPreferred shares' issuance ($560,000).

                              PORTFOLIO COMPOSITION

     As of August 31, 2007, approximately 89% of the market value of the Fund's portfolio was invested in securities that meet the Fund's investment objectives and policies and approximately 11% of the market value of the Fund's portfolio was invested in short-term investments.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objective is to provide an attractive level of distributions and capital appreciation. In pursuing its investment objective, the Fund seeks to achieve attractive after-tax Common Share returns in part by reducing and deferring the potential federal income tax liabilities incurred by the Common Shareholders in connection with their investment in the Fund. The Fund seeks to achieve its investment objective by investing primarily in dividend-paying equity securities. The Fund also will invest in Preferred Securities and other fixed income securities. Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in securities that are eligible to pay tax-advantaged dividends. In addition, the Fund, to a limited extent, will write (sell) call options on various equity market indices. There can be no assurance that the Fund's investment objective will be achieved.

    THE DIVIDEND GROWTH EQUITY STRATEGY AND THE INCOME-ORIENTED STRATEGY

     Under normal market circumstances, the Fund will invest primarily in the Dividend Growth Equity Strategy, consisting of dividend-paying equity securities (primarily common stocks). Initially, it is anticipated that 75% of the Fund's Managed Assets will be allocated to the Dividend Growth Equity Strategy.

     The Fund also may invest in the Income-Oriented Strategy, consisting of Preferred Securities and other fixed income securities. Preferred Securities may include investments in preferred stocks and trust preferred securities, convertible preferreds and REIT preferreds, each of which may pay fully taxable dividends. The Fund's investment in Preferred Securities and other fixed income securities may consist of both fixed and floating rate securities and may include securities that are rated below investment grade or that are unrated but judged to be of comparable quality. Generally, NWQ will focus the Fund's investments made under the Income-Oriented Strategy on investments in preferred stocks. Initially, it is anticipated that 25% of the Fund's Managed Assets will be allocated to the Income-Oriented Strategy.

     Under normal market circumstances, the Fund expects to be fully invested (at least 95% of its Managed Assets) in the Dividend Growth Equity Strategy and the Income-Oriented Strategy.

    OTHER INVESTMENT TECHNIQUES, INCLUDING OPTIONS

     The Fund may also employ a variety of other investment techniques for the purposes of managing risk, hedging, creating investment exposure, and generating current income and gains. Each of the Advisers may utilize these investment techniques. These investment techniques include the use of derivative instruments, such as call options, total return and interest rate swaps, futures and forward contracts, and the investment in ETFs, other closed end funds, warrants, REITs and convertible securities. See the SAI for further information on these investments.

     The Fund, to a limited extent, will write (sell) call options on various equity market indices. NAM will be responsible for the writing of call options. NAM believes that the strategy of writing index options with respect to a portion of the equity securities held pursuant to the Dividend Growth Equity Strategy can provide, in flat or down markets, the potential for current gains, which may meaningfully reduce the volatility of the Fund's returns and enhance the Fund's risk-adjusted returns relative to the returns of various equity market indices over extended periods of time. Further, NAM believes that selling index call options can help achieve potential tax efficiencies because exchange listed options on equity indices generally qualify as "section 1256 contracts" under the Code, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of the holding period. The Fund expects to write call options primarily on the S&P 500(R) Index and other broad-based indices, but may from time to time, if NAM deems conditions appropriate, write call options on a variety of other equity market indices or on custom baskets of individual securities. The Fund may also write call options on select market sectors to reduce the Fund's effective exposure to certain sectors, such as financial services, utilities or energy. Initially, the Fund expects to write call options on equity market indices or securities having an underlying value equal to approximately 25% of the Fund's Managed Assets. The Fund will not write call options on more than 35% of its Managed Assets. On up to 5% of the Fund's Managed Assets, the Fund may also buy and sell combinations of call options, put options and futures contracts in both the listed and over-the-counter ("OTC") markets. Stocks eligible for either a custom basket or single stock option include domestic and non-U.S. stocks. The Fund may employ index options, custom basket options and single stock options.

     Over time, the Fund, within the limits referenced above, may vary the extent of its use of call options opportunistically in response to Fund performance and prevailing market conditions, consistent with its investment objective. For example, NAM may reduce the level of call options sold, seeking to increase the Fund's capital appreciation potential from its equity securities and thus enhance potential total returns. Alternatively, NAM may increase the level of call options sold, seeking to reduce potential volatility of the Fund's total returns and enhance its risk-adjusted performance. Such variations in the extent of the use of call options may occur, but are not limited to, when the Fund has experienced a significant increase in its net asset value, above the original offering price, and/or its net investment income since inception. There can be no assurance that the Fund's strategy of writing call options, including potential variation in the extent to which call options are sold, will be successful.

    OTHER PORTFOLIO CHARACTERISTICS AND INFORMATION

     Under normal market circumstances:

     - the Fund will invest at least 80% of its Managed Assets in securities that are eligible to pay tax-advantaged dividends;

     - the Fund expects to be fully invested (at least 95% of its Managed Assets) in the Dividend Growth Equity Strategy and the Income-Oriented Strategy;

     - the Fund expects to invest more than 25% of its Managed Assets in equity securities of companies principally engaged in the financial services sector and, to a lesser extent, in other economic sectors, such as the utilities and energy sectors, that historically have provided higher dividend yields than companies in other sectors or industries;

     - the Fund may invest up to 50% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated or that are converted into ADRs or other types of dollar denominated depository receipts immediately after purchase;

     - the Fund may invest in securities that are rated investment grade or that are unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one of the NRSROs within the four highest grades (BBB- or Baa3 or better by S&P, Moody's or Fitch) or (ii) unrated but judged to be of comparable quality by NWQ. The Fund may invest up to 25% of its Managed Assets in securities that are rated below investment grade. Securities of below investment grade quality are commonly referred to as "junk bonds" and are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. See "Risk Factors -- General Risks of Investing in the
       Fund -- Below Investment Grade Risk." See Appendix B in the SAI for a description of security ratings; and

     - in addition to using financial leverage by incurring Borrowings and issuing FundPreferred shares, the Fund may borrow on a line of credit up to approximately 3% of its Managed Assets for cash management purposes for periods of up to 60 days.

     The Fund's policies noted above are not considered to be fundamental by the Fund and can be changed without a vote of shareholders. However, the Fund's policy that it will invest at least 80% of its Managed Assets in securities that are eligible to pay tax-advantaged dividends may only be changed by the Fund's Board of Trustees following the provision of 60 days' prior written notice to shareholders.

     During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of common shares and FundPreferred shares are being invested, the Fund may invest in short-term high quality fixed income securities. As such, the Fund may not be able to achieve its investment objective during those periods.

     The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" common shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See "Description of FundPreferred
Shares -- Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

OVERALL FUND MANAGEMENT

     NAM is the Fund's investment adviser, responsible for the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's Managed Assets to be invested in the Dividend Growth Equity Strategy and the Income-Oriented Strategy. NAM also will be responsible for the writing of call options. NAM will oversee each Subadviser in its management of its designated portion of the Fund's portfolio. This oversight will include ongoing evaluation of each Subadviser's investment performance, quality of investment process and personnel, compliance with Fund and regulatory guidelines, trade allocation and execution, and other factors.

     NAM believes that investor interest in higher dividend-paying stocks has significantly increased as a result of the enactment of federal income tax changes providing for reduced federal income tax rates (15%) for tax-advantaged dividends earned by individual investors. The tax law changes and increased investment interest has prompted many companies in recent years to place greater emphasis on dividend policy and to increase dividend payouts. NAM believes these circumstances indicate a growing investment opportunity for active, tax-efficient portfolio strategies that focus upon providing tax-advantaged dividends and seeking long-term capital appreciation through a low turnover approach.

SUBADVISER INVESTMENT PHILOSOPHY AND PROCESS

    SANTA BARBARA

     Investment Philosophy. Santa Barbara believes that common equity share prices are largely driven by market expectations for total returns over an extended period. Santa Barbara also believes that sustainable dividend growth and capital appreciation potential are important to the market's expectations for the future total return potential of a company's stock. Higher return and share price expectations may be further reinforced if future dividend payouts are further increased over the longer term. Santa Barbara also believes that the market values of a select portfolio of common stocks indicating the potential for sustained dividend growth are characteristically less volatile over economic and equity market cycles. Higher dividends offer the potential for more consistent returns and serve to cushion market valuations in a downturn, which may augment potential total returns over the longer term.

     Premised upon this framework, Santa Barbara's dividend growth strategy seeks to focus upon the common stocks of high dividend-paying companies and to systematically apply fundamental analysis to identify those companies demonstrating the potential for higher levels of sustainable growth in earnings and dividend payouts. Santa Barbara believes that a portfolio constructed upon these premises offers investors the opportunity to consistently achieve attractive levels of tax-advantaged distributions and capital appreciation over the longer term in excess of its benchmark, the S&P 500(R) Index, with moderated volatility. The approach to company selection anticipates extended investment holding periods and low turnover, which Santa Barbara believes enhances its strategy's tax efficiency and serves the goal of minimizing and deferring the federal taxes that may be paid by investors.

     Investment Process. Santa Barbara's investment process begins by identifying a universe of approximately 1,000 companies currently paying dividends on their equity securities. The investment universe, which includes both domestic and non-U.S. companies, is generally restricted to companies with a current market capitalization above $3 billion. Santa Barbara then removes companies that do not pay tax-advantaged dividends, including REITs and limited partnerships, resulting in approximately 900 companies. Santa Barbara then applies quantitative screens to identify high dividend-paying companies, by sector and industry, resulting in approximately 250 companies. Additional screens are then applied to identify companies with high dividend growth rates. From the remaining pool of approximately 100 companies, Santa Barbara applies a "bottom-up" fundamental analysis to evaluate the prospects for sustainable dividend growth and capital appreciation in the future. In selecting companies for potential investment, Santa Barbara evaluates certain factors, including, among others: a sound business model; strong overall financial position; earnings growth; return on equity; quality of management; potential for dividend growth; market valuation; and the commitment to return cash to shareholders. Following an assessment and ranking process, Santa Barbara constructs a diversified portfolio, which generally may consist of 30 to 60 holdings with broad sector and industrial representation. Since dividend focused strategies can exhibit value-like characteristics and result in greater effective exposure to certain high yielding sectors (such as financial services, utilities and energy), Santa Barbara uses its best efforts to balance its investments by issuer and sector and to add capital appreciation potential with improved portfolio diversification.

  NWQ

     Investment Philosophy. NWQ's investment philosophy with respect to the Income-Oriented Strategy involves disciplined bottom-up research that attempts to identify undervalued companies possessing:

     - attractive valuation and fundamentals;

     - favorable risk/reward and downside protection;

     - catalysts or inflection points leading to an improvement in profitability or recognition of value.

     Investment Process. NWQ selects Preferred Securities and other fixed income securities for the Fund through bottom-up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a change in a company's fundamentals. The investment process seeks to add value through active management and thorough research aimed at selecting companies that possess opportunities underappreciated or misperceived by the market. NWQ applies a sell discipline emphasizing elimination or reduction of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ performs an objective analysis and review of any portfolio holding that has incurred a material decline in price, but does not apply a mechanical sell discipline.

TAX-EFFICIENT INVESTING

     In pursuing its investment objective, the Fund intends to achieve attractive after-tax Common Share returns in part by reducing and deferring the potential federal income taxes incurred by Common Shareholders in connection with their investment in the Fund.

     In managing the Fund's investment portfolio and operations, NAM intends to use a variety of methods in an effort to reduce and defer federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. The methods include: (i) investing primarily (at least 80% of Managed Assets) in dividend-paying equity securities that qualify for federal income taxation at rates applicable to long-term capital gains while satisfying the holding period and other requirements for favorable tax treatment; (ii) managing the Fund's investments with a low turnover approach and managing the sale of appreciated stock in order to minimize the Fund's net realized short-term capital gains in excess of net realized long-term capital losses; (See "The Fund's
Investments -- Subadviser Investment Philosophy and Process -- Santa Barbara");
(iii) selling index call options that qualify for treatment as "section 1256 contracts" under the Code on which capital gains and losses are generally treated as 60% long- term and 40% short- term, regardless of the holding period;
(iv) limiting the overlap between the Fund's equity holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis so that the Fund's equity holdings and index options holdings are not subject to the "straddle rules;" and (v) managing the cost of leverage and other expenses to increase the tax efficiency of the Fund's distributions.

     Although the Fund seeks to reduce and defer potential federal income tax liabilities incurred by shareholders in connection with their investment in the Fund, there can be no assurance that the Fund will be successful in this regard.

     The Fund seeks to maximize the percentage of its tax-advantaged distributions to Common Shareholders by investing primarily in equity securities that pay tax-advantaged dividends. When distributed to shareholders, such tax-advantaged dividends will be passed through to individual shareholders who meet holding period and other requirements with respect to their Fund shares. The Fund also may invest a portion of its Managed Assets in Preferred Securities and other fixed income securities that may generate fully taxable ordinary income, but expects that, under normal circumstances, expenses incurred by the Fund will offset a large portion of the Fund's fully taxable ordinary income and net short-term capital gains. If the Fund's expenses completely offset its fully taxable ordinary income and net short-term capital gains, substantially all (at least 90%) of the Fund's distributions to shareholders will qualify as tax-advantaged dividends, provided certain holding period and other requirements are satisfied. There can be no assurance that the Fund will be successful in this regard.

     Tax-advantaged dividends generally include dividends on common stock and preferred stock from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund will seek to manage its investments and expenses so that at least a vast majority of its distributions will qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to benefit from this favorable tax treatment. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to shareholders. For the Fund to receive tax-advantaged dividends, the Fund must hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period in the case of certain Preferred Securities).

     Taxes are a major influence on the net after-tax returns that investors receive on their taxable investments. There are five components of the returns of a regulated investment company that predominately invests in equities, each of which is treated differently for federal income tax purposes: (i) unrealized price appreciation; (ii) distributions of tax-advantaged dividends; (iii) distributions of other investment income; (iv) distributions of net realized short-term capital gains; and (v) distributions of net-realized long-term capital gains. Generally, return from unrealized price appreciation is not taxable until the shareholder sells his or her shares. Under current federal income tax law, distributions of tax-advantaged dividends and long-term capital gains received by individual shareholders are taxed at long-term capital gain rates, which currently reach a maximum of 15% (provided, in the case of tax-advantaged dividends, certain holding period requirements are satisfied). Generally, return of capital distributions are not taxable and instead reduce a shareholder's basis in his or her shares. For individual taxpayers, distributions of net investment income other than tax-advantaged dividends and distributions of net realized short-term gains (generally, gains on investments held for one year or less) are taxed as ordinary income, at rates as high as 35%. Returns derived from price appreciation of securities remaining in the Fund's portfolio (i.e., unrealized capital gains) are untaxed until the shareholder sells his or her shares. As described above, the Fund seeks to achieve favorable after-tax returns in part by reducing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.

     In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder must hold his or her shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (90 days during the associated 181-day period in the case of certain preferred shares). The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends that would have the effect of repealing such favored treatment and reimposing the higher tax rates applicable to ordinary income unless further legislative action is taken. The provisions of the Code applicable to tax-advantaged dividends are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken by Congress.

     See "Federal Income Tax Matters" for more information.

PORTFOLIO COMPOSITION AND OTHER INFORMATION

     The Fund's portfolio will be composed principally of the following investments. More detailed information about the Fund's portfolio investments are contained in the SAI.

     Common Stocks. As part of the Fund's Dividend Growth Equity Strategy, the Fund will invest in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's fixed income securities and senior equity securities. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer's common stock.

     Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

     Preferred Securities. As part of the Fund's Income-Oriented Strategy, the Fund will invest in a portfolio of Preferred Securities and other fixed income securities. Generally, NWQ will focus the Fund's investments made under the Income-Oriented Strategy on investments in preferred stocks. The Fund's investment in Preferred Securities may consist of both fixed and floating rate securities. Preferred Securities, like common stocks, represent an equity ownership in an issuer. Generally, Preferred Securities have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, Preferred Securities do not usually have voting rights. Preferred Securities in some instances are convertible into common stock.

     Although they are equity securities, Preferred Securities have certain characteristics of both fixed income securities and common stock. They are fixed income-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

     In order to be payable, dividends on Preferred Securities must be declared by the issuer's board of directors. In addition, distributions on Preferred Securities may be subject to deferral and thus may not be automatically payable. Income payments on some Preferred Securities are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other Preferred Securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on Preferred Securities in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative Preferred Securities, although the Subadvisers would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

     Preferred Securities in which the Fund may invest include floating rate securities. Floating rate securities will pay dividends (to the extent declared) at rates that will readjust periodically (generally expected to be quarterly). These securities typically will pay a dividend at a per annum rate equal to the rate paid on three-month U.S. dollar deposits in Europe, which is commonly referred to as LIBOR, plus a specified spread, which is expected to differ depending on the issuer and the market for the issuer's floating rate securities at the time of their issuance.

     Shares of Preferred Securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of Preferred Securities may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

     Because the claim on an issuer's earnings represented by Preferred Securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem Preferred Securities, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying Preferred Securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

     Below Investment Grade Securities. The Fund may invest up to 25% of its Managed Assets in securities that are rated below investment grade. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Subadvisers also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective will be more dependent on the Subadvisers' credit analysis than would be the case when the Fund invests in rated securities. See Appendix B in the SAI for a description of security ratings.

     Non-U.S. Securities. The Fund will invest in securities of non-U.S. issuers that are U.S. dollar denominated or that are converted into ADRs or other types of dollar denominated depositary receipts immediately after purchase. The Fund may invest in any region of the world.

     Financial Services Company Securities. Although the Fund does not intend to invest more than 25% of its Managed Assets in any single industry within the financial services sector, the Fund expects to invest more than 25% of its Managed Assets in securities issued by companies "principally engaged" in the financial services sector. A company is "principally engaged" in the financial services sector if it owns financial services-related assets that constitute at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

     Call Options. The Fund, to a limited extent, will write (sell) call options on various equity market indices. The Fund will write call options primarily on the S&P 500(R) Index and other broad-based indices, but may from time to time, if NAM deems conditions appropriate, write call options on a variety of other equity indices or custom baskets of individual securities. The Fund may also write call options on select market sectors to reduce the Fund's effective exposure to certain sectors, such as financial services, utilities or energy. Initially, the Fund expects to write call options on equity market indices or securities having an underlying value equal to approximately 25% of the Fund's Managed Assets. The Fund will not write call options on more than 35% of its Managed Assets. Generally, the Fund expects to sell index call options that are exchange listed and that are "European style" meaning that the options only may be exercised on the expiration date of the call option. Options on an index differ from options on individual securities because (i) the exercise of an index call option requires cash payment and does not involve the actual purchase of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than exercise price of the option and (iii) index call options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     As the seller of an index call option, the Fund creates the potential for a liability to the extent the index underlying the call option appreciates to a level above the strike price. Generally, the Fund intends to sell index call options that are near or "at-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the index), although they also may be sold "in-the-money" (i.e., the exercise price is below the current level of the cash value of the index) or "out-of-the-money" (i.e., the exercise price is above the current level of the cash value of the index). The Fund, in effect, sells the potential appreciation in the value of the portion of the dividend-paying equity securities held pursuant to the Dividend Growth Equity Strategy subject to call options in exchange for the premium. If, at expiration, the purchaser exercises the index call option sold by the

Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index call option. By selling call options on less than the full value of the Dividend Growth Equity Strategy, the Fund retains any capital appreciation on the portion of the dividend-paying equity securities held pursuant to the Dividend Growth Equity Strategy not effectively subject to the call options.

     The premium, the exercise price and the market value of the index underlying the call option at expiration or contract termination determine the gain or loss realized by the Fund as the seller of the index call option.

     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both fixed income securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a fixed income instrument.

     REITs. REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. Generally, dividends paid by REITs will be fully taxable as ordinary income.

     Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

     Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Exchange-Traded Funds (ETFs). The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ("NASDAQ"). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations. See also "-- Other Investment Companies."

     Futures and Forward Contracts. Futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

     Interest Rate and Total Return Swaps. The Fund may invest in interest rate and total return swaps. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party typically exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to U.S. interest rates. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

     The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If a swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund.

     Warrants. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price.

     Depositary Receipts -- ADRs, EDRs, and GDRs. The Fund may purchase depositary receipts such as ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

     Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality, though not necessarily backed by the full faith and credit of the U.S., or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

     Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

     U.S. Government Debt Securities. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the U.S. These securities include U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association and the Federal Housing Administration. U.S. Government agency securities include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the U.S. These securities may not be backed by the full faith and credit of the U.S. U.S. Government-sponsored Enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Association. Securities issued by these entities are not generally supported by the full faith and credit of the U.S. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

     Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

     Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

     Illiquid Securities. The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that are deemed to be illiquid, and certain repurchase agreements. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The "cover" for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

     When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

     Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or Borrowings and/or FundPreferred shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Advisers will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risk Factors -- Risks of Investing in FundPreferred Shares -- Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 20% to 25% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in a Subadviser's opinion, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Income Tax Matters."

                                 USE OF LEVERAGE

     The Fund intends to use financial leverage, including issuing the FundPreferred shares, for investment purposes. The Fund currently anticipates its use of leverage will represent up to approximately 33% of its Managed Assets. In addition to the issuance of FundPreferred shares, the Fund intends to make further use of financial leverage through Borrowings, including the issuance of commercial paper or notes. Initially, the Fund intends that Borrowings will represent 20 to 25% of Managed Assets. Any Borrowings will have seniority over the FundPreferred shares. Payments to holders of FundPreferred shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

                                  RISK FACTORS

     The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Risk is inherent in all investing, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in FundPreferred shares.

RISKS OF INVESTING IN FUNDPREFERRED SHARES

     Interest Rate Risk. The Fund issues FundPreferred shares, which pay dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the FundPreferred shares may rise so that the amount of dividends payable to holders of FundPreferred shares exceeds the income from the Fund's portfolio securities. While the Fund intends to manage this risk through its portfolio investments in Preferred Securities and other adjustable rate securities there is no guarantee these strategies will be implemented or will be successful in reducing or eliminating this interest rate risk. In addition, rising market interest rates could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the FundPreferred shares.

     Auction Risk. You may not be able to sell your FundPreferred shares at an auction if the auction fails; that is, if there are more FundPreferred shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain FundPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your FundPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of FundPreferred Shares" and "The Auction -- Auction Procedures."

     Secondary Market Risk. A secondary market may not exist. To the extent that a secondary market does exist, and you try to sell your FundPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a rate period other than seven (7) days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-Dealers that maintain a secondary trading market for FundPreferred shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. FundPreferred shares are not registered on a stock exchange or the Nasdaq stock market. If you sell your FundPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. In addition, recent clarifications to U.S. generally accepted accounting principals relating to the treatment of auction rate securities, including FundPreferred shares, could negatively impact the buying of such securities by certain potential purchasers.

     Ratings and Asset Coverage Risk. While S&P and Moody's assign ratings of "AAA" and "Aaa," respectively, to FundPreferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in FundPreferred shares. A rating agency could downgrade FundPreferred shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the rating assigned to FundPreferred shares, the Fund will alter its portfolio or redeem FundPreferred shares. The Fund may voluntarily redeem FundPreferred shares under certain circumstances. See "Description of FundPreferred Shares -- Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or "real") value of your FundPreferred shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the FundPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, the FundPreferred shares' dividend rates would increase, tending to offset this risk. For additional general risks that inflation may pose to investors in the Fund see "Risk Factors -- General Risks of Investing in the Fund -- Inflation Risk."

     Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, please see "-- General Risks of Investing in the Fund" below.

     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on FundPreferred shares unless it satisfies certain conditions. See "Description of FundPreferred
Shares -- Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on common shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem FundPreferred shares if necessary to comply with the asset coverage requirements, there can be no assurance that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Federal Income Tax Matters -- Federal Income Tax Treatment of the Fund."

     Leverage Risk. The Fund uses financial leverage in an amount currently anticipated to represent up to approximately 33% of its Managed Assets. In addition to issuing FundPreferred shares, the Fund intends to make further use of financial leverage through Borrowings, including the issuance of commercial paper or notes. Initially, the Fund intends that Borrowings will represent 20 to 25% of Managed Assets. In addition, the Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes only.

     If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act) under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of FundPreferred shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the FundPreferred shares, to 200% of the aggregate value of any senior securities and the FundPreferred shares.

     In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to Borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

     The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the FundPreferred shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to FundPreferred shares, or purchase or redeem shares, including FundPreferred shares, unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings that is continuing. See "Description of FundPreferred Shares -- Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

     Because the fee paid to the Advisers will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Advisers an incentive to utilize leverage.

     Conflicts of Broker-Dealers Participating in Auctions. A Broker-Dealer may submit orders in auctions for its own account. Any Broker-Dealer submitting an order for its own account in any auction will have an advantage over other bidders in that it would have knowledge of other orders placed through it in that auction (but it would not have knowledge of orders submitted by other Broker-Dealers). As a result of the Broker-Dealer bidding, the auction clearing rate may be higher or lower than the rate that would have prevailed if the Broker-Dealer had not bid. A Broker-Dealer may also bid in order to prevent what would otherwise be a failed action, or an auction clearing at a rate that the Broker-Dealer believes does not reflect the market for such securities at the time of the action. Broker-Dealers may, but are not obligated to, advise holders of the FundPreferred shares that the rate that will apply in an "all hold" auction is often a lower rate than would apply if holders submit bids, and such advice, if given, may facilitate the submission of bids by existing holders that would avoid the occurrence of an "all hold" auction. A Broker-Dealer may, but is not obligated to, encourage additional or revised investor bidding in order to prevent an "all-hold" auction.

GENERAL RISKS OF INVESTING IN THE FUND

     Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company with a limited operating history.

     Common Stock Risk. Under normal circumstances, the Fund will allocate its Managed Assets primarily to the Dividend Growth Equity Strategy consisting of dividend-paying equity securities that include common stocks. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's fixed income securities and senior equity securities. Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

     Tax Risk. The tax treatment and characterization of the Fund's distributions may vary from time to time because of the varied nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in his shares, with any amounts exceeding such basis treated as gain from the sale of his shares. While a portion of the Fund's distributions may be classified as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund's distributions that will be tax-advantaged dividends.

     The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and Treasury Regulations promulgated thereunder and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends that would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income unless further legislative action is taken. The provisions of the Code applicable to tax-advantaged dividends are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken by Congress. There can be no assurances that after 2010 such tax-advantaged dividends will be available to the Fund and its shareholders.

     In addition, in order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, a shareholder must hold his or her shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or 90 days during the associated 181-day period in the case of certain preferred shares). Failure by a shareholder to satisfy the holding period requirements will cause Fund distributions that otherwise would qualify as tax-advantaged dividends to be taxable to the shareholder at ordinary income rates.

     Non-U.S. Securities Risk. The Fund will invest in securities of non-U.S. issuers that are U.S. dollar denominated or that are converted into ADRs or other types of dollar denominated depositary receipts immediately after purchase. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, an Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) withholding and other non-U.S. taxes may decrease the Fund's return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

     Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of gross domestic product growth, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries. In addition, risks of investments in emerging market countries, which may be considered speculative, are usually much greater.

     Preferred Securities Risk. Preferred Securities involve credit risk, which is the risk that a Preferred Security will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. In addition to credit risk, investments in Preferred Securities involve certain other risks. Certain Preferred Securities contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of "non-cumulative" preferred securities) or defer distributions (in the case of "cumulative" preferred securities). If the Fund owns a Preferred Security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income from that security. In certain varying circumstances, an issuer may redeem its Preferred Securities prior to a specified date in the event of certain tax or legal changes or at the issuer's call. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred Securities typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods. Preferred Securities are subordinated to bonds and other fixed income instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those fixed income instruments.

     Concentration Risk. The Fund expects to invest more than 25% of its Managed Assets in equity securities of companies principally engaged in the financial services sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that sector.

     A company is "principally engaged" in the financial services sector if it owns financial services-related assets that constitute at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Concentration of investments in the financial services sector includes the following risks:

     - regulatory actions -- financial services companies may suffer a setback if regulators change the rules under which they operate;

     - changes in interest rates -- unstable interest rates can have a disproportionate effect on the financial services sector;

     - concentration of loans -- financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that effect that sector; and

     - competition -- financial services companies have been effected by increased competition, which could adversely effect the profitability or viability of such companies.

     Interest Rate Risk. Interest rate risk is the risk that fixed income securities, such as certain Preferred Securities, will decline in value because of increases in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

     During periods of declining interest rates, the issuer of certain types of securities may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Fixed income securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of lower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund's investments in fixed income securities, such as preferred securities, and decreasing the Fund's exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

     Below Investment Grade Risk. The Fund may invest up to 25% of its Managed Assets in securities that are rated below investment grade. Investments in securities of below investment grade quality, commonly referred to as "junk bonds," may involve a substantial risk of loss. Investments in securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Investments in securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for fixed income investments in securities of below investment grade quality tend to be more volatile and such investments tend to be less liquid than investment grade securities.

     Call Option Risk. As the seller of call options on various equity market indices, the Fund creates the potential for a liability to the extent the index or the basket of securities underlying a call option appreciates to a level above the strike price. Therefore, the Fund may not fully participate in any appreciation of the dividend-paying common stocks held pursuant to the Dividend Growth Equity Strategy as would the Fund if it did not write index call options or call options on baskets of securities. As a result, the Fund's performance may be lower than the actual aggregate performance of the Dividend Growth Equity Strategy. In addition, the Fund will continue to bear the risk of declines in the value of the dividend paying equity securities that serve as collateral for the written options. The extent of the Fund's exposure to call option risk will vary depending on the degree to which index call options or call options on baskets of securities are written. In addition, the value of any index call options or call options on baskets of securities written by the Fund, which will be priced daily, will be affected by, among other things, changes in the value of the index or baskets of securities underlying the options and the remaining time to the options' expiration. Moreover, the returns of the Dividend Growth Equity Strategy may be less than the returns of the index underlying the index call options or the returns of the baskets of securities underlying the call options on securities written by the Fund, and thus may not serve to hedge completely the Fund's liabilities under such options. The extent of the

Fund's call option writing activity will depend on market conditions and an ongoing assessment by NAM of the attractiveness (from a risk/reward standpoint) of writing call options.

     The Fund generally will write index call options in exchange-traded transactions, but may write options sold in OTC transactions. The value of call options traded on exchanges can be adversely affected if the market for the options becomes less liquid or smaller. Exchanges may suspend trading of options in volatile markets, which may also adversely affect a counterparty's willingness to enter into OTC transactions. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund's ability to achieve its investment objective. To the extent call options are sold in OTC transactions, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements, which generally will be equal to the amount, if any, by which the Fund's positions are "in-the-money." The Fund may have contractual remedies pursuant to an option contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty. NAM may not be able to negotiate OTC options on custom baskets at times and at prices suitable to the Fund.

     Because the Fund intends to write index call options and call options on baskets of securities, the Fund may incur certain fees and expenses that are not applicable to (and not reflected in the performance of) a portfolio consisting solely of dividend-paying equity securities, Preferred Securities and other fixed income securities, such as, among others, the transaction costs associated with writing the call options. Additionally, because writing index call options or call options on baskets of securities creates the potential for a liability to the extent the index or baskets of securities underlying the call options written by the Fund appreciate to a level above the strike price, an investment in the Fund is not the same as an investment linked to an index, the securities underlying the index or the securities underlying the baskets of securities.

     NAM may not be successful in writing call options. As a result of the foregoing considerations, writing index call options may not enhance risk-adjusted returns or offset Dividend Growth Equity Strategy losses, if any.

     Line of Credit Risk. The Fund also may borrow up to approximately 3% of its Managed Assets from banks pursuant to a line of credit for cash management purposes for periods of up to 60 days. In addition to the risks of Borrowings described under "-- Risks of Investing in FundPreferred Shares -- Leverage Risk," the costs associated with such Borrowings may reduce the Fund's returns.

     Mid-Cap Company Risk. The Fund may invest in companies whose market capitalization is considered middle-sized or "mid-cap." Mid-cap companies often are newer or less established companies than larger capitalization companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

     Illiquid Securities Risk. The Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

     Derivatives Risk. The Fund's use of derivatives, such as call options, total return and interest rate swaps, futures and forward contracts, involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund's use of derivatives is successful will depend on, among other things, if the Advisers correctly forecast market movements, changes in non-U.S. exchange and interest rates, and other factors. If the Advisers incorrectly forecast these and other factors, the Fund could underperform. Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying securities. In addition, any increase or decrease in the value of the derivatives contracts may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transactions. The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund's ability to terminate existing contracts or to realize amounts to be received under such contracts.

     Convertible Security Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

     Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money.

     Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

     Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, NAM, Santa Barbara and NWQ, and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. See also "Management of the Fund -- Investment Adviser and Subadvisers."

     New Types of Securities. New types of securities that pay tax-advantaged dividends, including Preferred Securities having features other than those described herein, may be offered in the future. The Fund reserves the right to invest in these securities if the Subadviser responsible for the investment believes that doing so would be consistent with the Fund's investment objective and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

     Anti-Takeover Provisions. The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Certain Provisions in the Declaration of Trust and By-Laws."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Advisers. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISER AND SUBADVISERS

     NAM will be responsible for the Fund's overall investment strategy and its implementation, including allocating the portion of the Fund's Managed Assets to be invested in the Dividend Growth Equity Strategy and the Income-Oriented Strategy. NAM also will be responsible for the writing of call options. NAM also is responsible for the selection of the Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $172 billion of assets under management as of June 30, 2007. Nuveen Investments is a publicly-traded company. NAM had approximately $88 billion in assets under management as of June 30, 2007. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund's behalf.

     Rob A. Guttschow, CFA, has been a Managing Director and Derivative Overlay Manager at NAM since May 2004. Mr. Guttschow received his B.S. and his M.B.A. from the University of Illinois at Urbana/Champaign and is a member of the CFA Society of Chicago. He is responsible for developing and implementing derivatives-based hedging strategies for NAM. Prior to joining NAM, Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management ("LCM"). While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. He has served as a member of the TRIAD group for the CFA Society of Chicago.

     John A. Gambla, CFA, FRM, has been a Vice President, Senior Quantitative Portfolio Manager at NAM, since February 2007, responsible for designing and managing equity and alternative investment portfolios. Mr. Gambla received his B.A. and his B.S. from the University of Illinois at Urbana/Champaign. He received his M.B.A. from the University of Chicago and is a member of the CFA Society of Chicago. Prior to his current position, Mr. Gambla was a Senior Trader and Quantitative Specialist for NAM (since 2003), and a portfolio manager for Nuveen's closed-end fund managed account. Mr. Gambla joined Nuveen in 1992 as an Assistant Portfolio Manager.

     On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") to be acquired by investors led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments' stockholders and obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. There can be no assurance that the merger described above will be consummated as contemplated or that shareholder approval will be obtained.

     The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM and the investment sub-advisory agreements between NAM and each of Santa Barbara and NWQ, and will result in the automatic termination of each agreement. The Board of Trustees of the Fund has approved a new investment management agreement with NAM and investment sub-advisory agreements with each of Santa Barbara and NWQ. The new agreements are expected to be presented to the Fund's shareholders for approval at a shareholders' meeting scheduled for October 12, 2007 and, if approved by shareholders, would take effect upon consummation of the merger or such later time as shareholder approval is obtained. The record date for the shareholders' meeting is August 1, 2007 and as a result, holders of the FundPreferred shares will not be entitled to vote on the approval of these agreements.

     The investors led by Madison Dearborn Partners, LLC include an affiliate of Merrill Lynch. Upon consummation of the merger, it is anticipated that Merrill Lynch will be an indirect "affiliated person" (as that term is defined in the 1940 Act) of the Fund. As a result, the Fund would then generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM does not believe that any such prohibition or limitation would have a materially adverse effect on the Fund's ability to pursue its investment objective and policies.

SANTA BARBARA

     Santa Barbara, 200 E. Carrillo Street, Santa Barbara, California 93101, is the Fund's subadviser responsible for managing the Fund's Dividend Growth Equity Strategy, subject to the oversight of NAM and the Fund's Board of Trustees.

     Santa Barbara, a registered investment adviser, is a wholly owned subsidiary of Nuveen. Founded in 1987, Santa Barbara had approximately $5 billion in assets under management as of June 30, 2007. Nuveen Investments purchased Santa Barbara in October 2005. Santa Barbara is organized as a Delaware member-managed limited liability company, with Nuveen Investments as its sole managing member. Prior to its acquisition by Nuveen Investments, Santa Barbara was owned by the principals of the firm. Santa Barbara specializes in fundamental, bottom-up research to select growth companies. Santa Barbara also serves as subadviser to one open-end mutual fund, the Nuveen Santa Barbara Dividend Growth Fund (NSBAX), that employs a similar strategy used by the Fund in the Dividend Growth Equity Strategy.

     James Boothe, CFA, joined Santa Barbara in 2002 as a Portfolio Manager. His investment management career began in 1978. His prior affiliations include: USAA Investment Management Co., San Juan Asset Management, Bradford & Marzec, and Farmers Insurance Group. He earned a BBA in Finance from Kent State University and an MBA from Loyola Marymount University.

NWQ

     NWQ, 2049 Century Park East, 4th Floor, Los Angeles, California, 90067, is the Fund's Subadviser responsible for managing the portion of the Fund's Managed Assets allocated to the Income-Oriented Strategy, subject to the oversight of NAM and the Fund's Board of Trustees. NWQ is a subsidiary of Nuveen. Nuveen owns a controlling interest of NWQ and key management owns a non-controlling minority interest. NWQ specializes in the management of value-oriented equity portfolios across all capitalization ranges. NWQ, a registered investment adviser, and its predecessors commenced operations in 1982 and had approximately $38.6 billion in assets under management as of June 30, 2007.

     Michael Carne, CFA, is a Managing Director and Portfolio Manager at NWQ. Prior to joining NWQ in 2002, Mr. Carne managed institutional and private client fixed income and balanced portfolios for over ten years. During this time, he held assignments as Director of Global Fixed Income at ING Aeltus, as Chief Investment Officer of a Phoenix Home Life affiliate and was a principal in Carne, O'Brient, Ferry & Roth, LLC, and Standard Asset Management. At NWQ, he is head of taxable fixed income and preferred securities portfolio management. Mr. Carne graduated from the University of Massachusetts with a BBA degree in Finance and received his MBA from Harvard University.

     Additional information about the portfolio managers' compensation, other accounts managed by them and other information is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below, according to the following schedule:

     FUND-LEVEL FEE. The fund-level fee shall be applied according to the following schedule:

                                                                FUND-LEVEL
FUND-LEVEL AVERAGE DAILY MANAGED ASSETS                          FEE RATE
---------------------------------------                         ----------

Up to $500 million............................................    0.8000%
$500 million to $1 billion....................................    0.7750%
$1 billion to $1.5 billion....................................    0.7500%
$1.5 billion to $2 billion....................................    0.7250%
$2 billion and over...........................................    0.7000%


     COMPLEX-LEVEL FEE. The complex-level fee shall be applied according to the following schedule:

                                                                 EFFECTIVE
                                                                  RATE AT
COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                      BREAKPOINT LEVEL
---------------------------------------                      ----------------

$55 billion................................................       0.2000%
$56 billion................................................       0.1996%
$57 billion................................................       0.1989%
$60 billion................................................       0.1961%
$63 billion................................................       0.1931%
$66 billion................................................       0.1900%
$71 billion................................................       0.1851%
$76 billion................................................       0.1806%
$80 billion................................................       0.1773%
$91 billion................................................       0.1691%
$125 billion...............................................       0.1599%
$200 billion...............................................       0.1505%
$250 billion...............................................       0.1469%
$300 billion...............................................       0.1445%


-------

   (1) Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., including assets attributable to the issuance of preferred stock or the issuance of borrowings by the Nuveen Funds. Complex-level Managed Assets were approximately $73.5 billion as of June 30, 2007.

     In addition to NAM's management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent registered accounting firm, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment distributions to shareholders.

     The basis for the Board of Trustee's initial approval of the Fund's investment management agreement and the investment subadvisory agreements will be provided in the Fund's initial shareholder report. The basis for subsequent continuations of the Fund's investment management agreement and the subadvisory agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

     SANTA BARBARA SUBADVISORY FEE. Pursuant to an investment subadvisory agreement between NAM and Santa Barbara, Santa Barbara will receive from NAM a management fee based on the Fund's daily Managed Assets managed by Santa Barbara, payable on a monthly basis:

                                                                MANAGEMENT
AVERAGE DAILY MANAGED ASSETS                                     FEE RATE
----------------------------                                    ----------

Up to $125 million............................................    0.4000%
$125 million to $250 million..................................    0.3875%
$250 million to $500 million..................................    0.3750%
$500 million to $1 billion....................................    0.3625%
$1 billion to $2 billion......................................    0.3500%
Over $2 billion...............................................    0.3250%


     NWQ SUBADVISORY FEE. Pursuant to an investment subadvisory agreement between NAM and NWQ, NWQ will receive from NAM a management fee based on the Fund's daily Managed Assets managed by NWQ, payable on a monthly basis, equal to 0.3250% of the Fund's average daily Managed Assets.

                       DESCRIPTION OF FUNDPREFERRED SHARES

     The following is a brief description of the terms of FundPreferred shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of FundPreferred shares in the Fund's Statement, a form of which is attached as Appendix A to the SAI. Capitalized terms not otherwise defined in the Prospectus shall have the same meaning as defined in the Statement.

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. The Statement currently authorizes the issuance of FundPreferred shares Series T. The FundPreferred shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The FundPreferred shares when issued and sold through this offering (i) will be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, (ii) will not be convertible into common shares or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The FundPreferred shares will be subject to optional and mandatory redemption as described below under "-- Redemption."

     Holders of FundPreferred shares will not receive certificates representing their ownership interest in such shares. DTC will initially act as Securities Depository for the Agent Members with respect to the FundPreferred shares.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the FundPreferred shares. Furthermore, the Auction Agent will send notices to holders of FundPreferred shares of any meeting at which holders of

FundPreferred shares have the right to vote. See "-- Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of FundPreferred shares, so long as the Fund is current in the payment of dividends on the FundPreferred shares and on any other capital shares of the Fund ranking on a parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation.

DIVIDENDS AND DIVIDEND PERIODS

     General. Holders of FundPreferred shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "-- Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under Massachusetts law and the Declaration of Trust, and to the extent available and in preference to and priority over any dividend declared and payable on the common shares.

     On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to the Holders. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Fund, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "-- Default Period" below.

     The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30 day months.

     Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the inside cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     The initial Dividend Period for the FundPreferred shares shall be 12 days. Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

     A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following such Dividend Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate will be the higher of the Applicable Percentage of the Reference Rate, or the Applicable Spread plus the Reference Rate. The Reference Rate will be the applicable LIBOR Rate (as defined below) (for a Dividend Period of fewer than 365 days) or the Treasury Index Rate (as defined below) (for a Dividend Period of 365 days or more). The Applicable Percentage and Applicable Spread for any Standard Dividend Period will generally be determined based on the credit ratings assigned to the FundPreferred shares by S&P and Moody's on the Auction Date for such period. If S&P and/or Moody's shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by any Other Rating Agency.

S&P CREDIT RATING    MOODY'S CREDIT RATING    APPLICABLE PERCENTAGE    APPLICABLE SPREAD
-----------------    ---------------------    ---------------------    -----------------

AAA                           Aaa                      125%                 125 bps


     The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable Dividend Period for a Series of FundPreferred shares.

     The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a Series of FundPreferred shares.

     Assuming the Fund maintains an AAA/Aaa rating on the FundPreferred shares, the practical effect of the different methods used to calculate the Maximum Rate is shown in the table below:

                                 MAXIMUM APPLICABLE                          METHOD USED TO
                                   RATE USING THE     MAXIMUM APPLICABLE      DETERMINE THE
                                     APPLICABLE         RATE USING THE     MAXIMUM APPLICABLE
REFERENCE RATE                       PERCENTAGE        APPLICABLE SPREAD          RATE
--------------                   ------------------   ------------------   ------------------

1%.............................         1.25%                2.25%               Spread
2%.............................         2.50%                3.25%               Spread
3%.............................         3.75%                4.25%               Spread
4%.............................         5.00%                5.25%               Spread
5%.............................         6.25%                6.25%               Either
6%.............................         7.50%                7.25%             Percentage


     The Board of Trustees may amend the Maximum Rate to increase the percentage amount by which the Reference Rate described above is multiplied, or to increase the spread added to the Reference Rate, to determine the Maximum Rate shown without the consent of the holders of FundPreferred shares, including each Series, or any shareholder of the Fund, but only with confirmation from each Rating Agency then rating the FundPreferred shares that such action will not impair such agency's then-current rating of the FundPreferred shares, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the FundPreferred Shares Basic Maintenance Amount test discussed below under "-- Asset Maintenance."

     The Maximum Rate for the FundPreferred shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of FundPreferred shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

     The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable Reference Rate.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, Broker-Dealers will advise Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the FundPreferred shares shall have been cured as set forth under "-- Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "-- Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it satisfies the FundPreferred Shares Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and otherwise complied with any Rating Agency Guidelines.

     If the Fund proposes to designate any Special Dividend Period, not fewer than seven (7) (or two (2) Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight (8)
days) nor more than 30 days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the required confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

     Default Period. Subject to cure provisions, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon,

New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period with respect to a Dividend Default applicable to that Series of FundPreferred shares. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

     Subject to the foregoing, and any requirements of Massachusetts law, to the extent that the Fund's investment company taxable income for any taxable year (determined without regard to the deduction for dividends paid by the Fund) exceeds any current or accumulated dividends on the FundPreferred shares, the Fund intends to distribute such excess investment company taxable income to the holders of the common shares. The term "investment company taxable income," as it is defined in the Code, includes interest, dividends, net short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income, but generally does not include net capital gain (defined as the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior periods), dividends paid in shares of stock, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gain annually to the holders of the common shares (subject to the prior rights of the holders of the FundPreferred shares) subject to the foregoing and any requirements of Massachusetts law. Each year, the Fund will allocate ordinary income dividends, capital gain distributions, dividends qualifying for the corporate "dividends received deduction" and "qualified dividend income," between its common shares and FundPreferred shares in proportion to the total dividends paid to each class during or with respect to such year. See "Federal Income Tax Matters -- Federal Income Tax Treatment of Holders of FundPreferred Shares."

RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS

     Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the FundPreferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the FundPreferred shares or purchase or redeem FundPreferred shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to such Borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of FundPreferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

     In addition, a declaration of a dividend or other distribution on or purchase or redemption of FundPreferred shares may be prohibited (i) at any time that an event of default under any Borrowings has occurred and is continuing; or
(ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

     Upon failure to pay dividends for two years or more, the holders of FundPreferred shares will acquire certain additional voting rights. See "-- Voting Rights" below. Such rights shall be the exclusive remedy of the holders of FundPreferred shares upon any failure to pay dividends on the FundPreferred shares.

     For so long as any FundPreferred shares are outstanding, except in connection with the liquidation of the Fund, or a refinancing of the FundPreferred shares as provided in the Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to common shares or any other shares of the Fund ranking junior to or on parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) there is no event of default under any Borrowings that is continuing; (ii) immediately after such transaction, the Fund would satisfy the FundPreferred Shares Basic Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act FundPreferred Shares Asset Coverage (as defined below) (see "-- Asset Maintenance"); (iii) immediately after such transaction, the Fund satisfies the asset coverage requirements, if any, under any Borrowings; (iv) full cumulative dividends on the FundPreferred shares due on or prior to the date of the transaction have been declared and paid; (v) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in the Statement (see
"-- Redemption"); and (vi) the Fund has redeemed the full amount of any Borrowings required to be redeemed by any provision for mandatory redemption.

REDEMPTION

     Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem FundPreferred shares having a Dividend Period of one year or less, in whole or in part, out of funds legally available therefor, on the Dividend Payment Date upon not less than 15 days and not more than 40 days prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. FundPreferred shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of FundPreferred shares by reason of the redemption of FundPreferred shares on such date fixed for the redemption and (ii) the Fund would satisfy the FundPreferred Shares Basic Maintenance Amount.

     The Fund also reserves the right to repurchase FundPreferred shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the FundPreferred shares, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. See "-- Asset Maintenance." The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund satisfying the FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all FundPreferred shares then outstanding will be redeemed), and (ii) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

     The Fund is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of FundPreferred shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those FundPreferred shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of FundPreferred shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) a redemption premium, if any, determined by the Board of Trustees, in its discretion, after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide notice to each holder of FundPreferred shares called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of FundPreferred shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption").

Notice of Redemption will be addressed to the registered owners of the FundPreferred shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of FundPreferred shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If fewer than all of the shares of a Series of FundPreferred shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions.

     FundPreferred shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the FundPreferred shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each Series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such shares should cease to accumulate and such shares should be no longer deemed to be outstanding for any purpose and all rights of the owners of the shares so called for redemption will cease and terminate, except the right of the owners of such shares to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which holders of FundPreferred shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. Thereupon, Holders of FundPreferred shares called for redemption may look only to the Fund for payment.

     So long as any FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no FundPreferred shares may be redeemed unless all dividends in arrears on the outstanding FundPreferred shares, and all shares of beneficial interest of the Fund ranking on parity with the FundPreferred shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all FundPreferred shares and all shares ranking in a parity with the FundPreferred shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding FundPreferred shares.

     Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any shares of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of FundPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred Shares Asset Coverage and satisfies the FundPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the FundPreferred shares: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a Rating Agency, at least equal to the aggregate liquidation preference of the FundPreferred shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for FundPreferred shares of at least 200%.

     FundPreferred Shares Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of FundPreferred shares is outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount, which is calculated separately for each Rating Agency which is then rating the FundPreferred shares and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of FundPreferred shares. See "-- Redemption -- Mandatory Redemption."

     The "FundPreferred Shares Basic Maintenance Amount" as of any Valuation Date is currently defined in Rating Agency Guidelines as Eligible Assets having an aggregate Discounted Value equal to or greater than the dollar amount equal to the sum of:

          (A) the product of the number of FundPreferred outstanding on such date multiplied by $25,000, plus any redemption premium applicable to the FundPreferred then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates to (but not including) the first respective Dividend Payment Dates for FundPreferred outstanding that follow such Valuation Date; (C) the aggregate amount of dividends that would accumulate on shares of each Series of FundPreferred outstanding from such first respective Dividend Payment Date therefor through the 45th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a Standard Dividend Period of shares of such Series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a notice of Special Dividend Period to the Auction Agent pursuant to Section 4(b) of Part I of the Statement with respect to shares of such Series, such Maximum Rate shall be the Maximum Rate for the Special Dividend Period of shares of such Series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than FundPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and
     (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than FundPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Fund senior in right of payments to the FundPreferred; and (F) any current liabilities to the extent not reflected in any of (A) through (E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (A) though (F) became payable, otherwise the Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (A) through
     (F).

If the average Discount Factor of the Fund's aggregate S&P Eligible Assets is less than 200%, the FundPreferred Shares Basic Maintenance amount for S&P means the asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, with respect to all outstanding senior securities of the Fund which are stock, including all outstanding FundPreferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares). See "-- 1940 Act FundPreferred Shares Asset Coverage" below.

     Each Rating Agency may amend the definition of "FundPreferred Shares Basic Maintenance Amount."

     The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See "Net Asset Value" in the SAI.

     Each Rating Agency's Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Fund's portfolio holdings for purposes of determining compliance with the FundPreferred Shares Basic Maintenance Amount are based on Rating Agency Guidelines established by each Rating Agency in connection with its rating of the FundPreferred shares. The Discount Factor relating to any asset of the Fund, the FundPreferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without the approval of the Fund, the Board of Trustees or the shareholders.

     A Rating Agency's guidelines will apply to FundPreferred shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to S&P, Moody's and any Other Rating Agency which may provide a rating for the FundPreferred shares for rating FundPreferred shares. The ratings assigned to FundPreferred shares are not recommendations to buy, sell or hold FundPreferred shares. Such ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of FundPreferred shares should be evaluated independently of any other rating.

     1940 Act FundPreferred Shares Asset Coverage. The Fund is also required to maintain, with respect to FundPreferred shares, as of the last Business Day on any month in which any FundPreferred shares is outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act FundPreferred Shares Asset Coverage"). If the Fund fails to maintain the 1940 Act FundPreferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of FundPreferred shares. See " -- Redemption -- Mandatory Redemption."

     The Fund estimates that based on the composition of its portfolio as of August 31, 2007, assuming the issuance of all FundPreferred shares offered hereby and giving effect to the deduction of sales load and estimated offering costs related thereto estimated at $560,000, the 1940 Act FundPreferred Shares Asset Coverage would be:

         Value of Fund assets less liabilities
          not representing senior securities                 $318,319,284
                                                         =   ------------  =    884%
------------------------------------------------------       $ 36,000,000
    Senior securities representing indebtedness plus
    aggregate liquidation preference of FundPreferred
                         shares


     Notices. Under the current Rating Agency Guidelines, after the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to any Rating Agency which is then rating the FundPreferred shares (i) a certificate with respect to the calculation of the FundPreferred Shares Basic Maintenance Amount; (ii) a certificate with respect to the calculation of the 1940 Act FundPreferred Shares Asset Coverage and the value of the portfolio holdings of the Fund; and (iii) a letter proposed by the Fund's independent registered public accounting firm regarding the accuracy of such calculations.

LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of FundPreferred shares then outstanding and any other shares ranking on a parity with the FundPreferred shares then outstanding, in preference to the holders of common shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund (including, without limitation, those resulting from Borrowings), of a liquidation preference in the amount equal to $25,000 per share of the FundPreferred shares, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of FundPreferred shares will not be entitled to a premium, if any, to which such holder would be entitled to receive upon redemption of such FundPreferred shares. After payment of the full amount of such liquidation distribution, the owners of the FundPreferred shares will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of common shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of common shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

     A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

     Except as otherwise indicated in the Declaration, Statement or as otherwise required by applicable law, holders of FundPreferred shares have one vote per share and vote together with holders of shares of common shares as a single class. Under applicable rules of the Exchange, the Fund is currently required to hold annual meetings of shareholders.

     In connection with the election of the Board of Trustees, the holders of outstanding preferred shares, including each Series of the FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund, to elect two Trustees of the Fund. The holders of outstanding common shares and preferred shares, including each Series of the FundPreferred shares, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on the preferred shares, including FundPreferred shares, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any preferred shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the FundPreferred shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of preferred shares, including the FundPreferred shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred shares, including the FundPreferred shares, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of preferred shares, including the FundPreferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares, including the FundPreferred shares, have the right to elect in any event), will terminate automatically. Any shares of FundPreferred shares issued after the date hereof shall vote with the FundPreferred shares as a single class on the matters described above, and the issuance of any other FundPreferred shares by the Fund may reduce the voting power of the FundPreferred shares.

     The affirmative vote of the holders of a majority of the outstanding preferred shares, including each Series of the FundPreferred shares, determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of preferred shares;
(iii) create, authorize or issue shares of any class of shares ranking senior to or on a parity with the preferred shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on parity with the preferred shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on parity with the preferred shares (except that the Board of Trustees, without the vote or consent of the holders of preferred shares, may from time to time authorize, create and classify, and the Fund may from time to time issue shares or Series of preferred shares, including other Series of FundPreferred shares, ranking on parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred Shares Asset Coverage and FundPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause
(vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund satisfies the FundPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

     In addition, the affirmative vote of the holders of a majority of the outstanding preferred shares, including any Series of FundPreferred shares, voting separately from any other series, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such Series in a manner different from that of other Series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

     The foregoing voting provisions will not apply with respect to the FundPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

     The Board of Trustees, without the vote or consent of any holder of preferred shares, including FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any definitions set forth in the Statement or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth in the Statement in connection with obtaining or maintaining the rating of any Rating Agency which is then rating the FundPreferred shares and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of FundPreferred shares or the holders thereof, provided the Board of Trustees receives written confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to another Rating Agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

     Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of shares of preferred shares, including any Series of FundPreferred shares, or any other shareholder of the Fund.

     A copy of the current Rating Agency Guidelines will be provided to any holder of FundPreferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

     Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred shares, including FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

     Unless otherwise required by law, holders of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Statement. The holders of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

                                   THE AUCTION

GENERAL

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each Series of FundPreferred shares so long as the Applicable Rate for shares of such Series is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares.

     The Auction Agent after each Auction for FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. A Broker-Dealer may share a portion of such service charge with other broker-dealers that submit Orders through it that are filled in the Auction for the FundPreferred shares. FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for Series of FundPreferred shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such Series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such Series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold shares of such Series without regard to the Applicable Rate for shares of such Series for the next Dividend Period thereof.

     - Bid -- indicating its desire to sell shares of such Series at $25,000 per share if the Applicable Rate for shares of such Series for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     - Sell Order -- indicating its desire to sell shares of such Series at $25,000 per share without regard to the Applicable Rate for shares of such Series for the next Dividend Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a Series of FundPreferred shares then held by such Beneficial Owner. A Beneficial Owner of shares of such Series that submits a Bid with respect to shares of such Series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such Series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such Series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such Series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such Series fails to submit an Order with respect to shares of such Series to its Broker-Dealer for an Auction relating to a Dividend Period of more than 28 Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the FundPreferred shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional FundPreferred shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of a Series of FundPreferred shares but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such Series that wishes to purchase additional shares of such Series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such Series at $25,000 per share if the Applicable Rate for shares of such Series for the next Dividend Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such Series specifying a rate higher than the Maximum Rate for shares of such Series on the Auction Date therefore will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of FundPreferred shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of FundPreferred shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for a Series of FundPreferred shares exist (that is, the number of shares of such Series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such Series is at least equal to the number of shares of such Series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such Series for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such Series available for purchase in the Auction. If Sufficient Clearing Bids for a Series of FundPreferred shares do not exist, the Applicable Rate for shares of such Series for the next succeeding Dividend Period thereof will be the Maximum Rate for shares of such Series on the Auction Date therefor. In such event, Beneficial Owners of shares of such Series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such Series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a Series of FundPreferred shares, the Applicable Rate for shares of such Series for the next succeeding Dividend Period thereof will be the All Hold Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a Series of FundPreferred shares that is fewer than the number of shares of such Series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

CERTAIN CONSIDERATIONS AFFECTING FUNDPREFERRED AUCTIONS

     Bidding by Broker-Dealers. Each Broker-Dealer is permitted, but not obligated, to submit Orders in Auctions for the FundPreferred shares for their own account either as a bidder or seller. If a Broker-Dealer submits an Order for its own account, it would have an advantage over other Bidders because such Broker-Dealer would have knowledge of other Orders placed through such Broker-Dealer in that Auction and, thus, could determine the rate and size of its Order so as to increase the likelihood that (i) its Order will be accepted in the Auction and (ii) the Auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Fund if they own FundPreferred shares on behalf of Beneficial Owners (including themselves), a Broker-Dealer's interests in serving as a Broker-Dealer in an Auction may differ from those of Beneficial Owners and Potential Beneficial Owners who participate in Auctions. A Broker-Dealer would normally not have knowledge of Orders submitted to the Auction Agent by any other Broker-Dealer.

     Each Broker-Dealer may place bids in auctions for its own account to acquire securities for its inventory, to prevent an "auction failure" (which occurs if there is a lack of sufficient clearing bids and results in the dividend rate being set at the maximum dividend rate) or to prevent an auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for FundPreferred shares. Each Broker-Dealer may place one or more Bids even after obtaining knowledge of some or all of the other Orders submitted through it. When bidding in an Auction for its own account, each Broker-Dealer also may Bid inside or outside the range of rates that it posts in its Price Talk. See "price talk" below.

     Each Broker-Dealer may encourage bidding by others in auctions for which it serves as a broker-dealer. Each Broker-Dealer also may encourage bidding by others in Auctions, including to prevent auction failure or to prevent an Auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for the FundPreferred shares. A Broker-Dealer may encourage such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.

     Bids by any Broker-Dealer or by those it may encourage to place Bids are likely to affect (i) the Applicable Rate -- including preventing the Applicable Rate from being set at the Maximum Rate or otherwise causing Bidders to receive a lower rate than they might have received had the Broker-Dealer not Bid or not encouraged others to Bid and (ii) the allocation of the FundPreferred shares being auctioned including displacing some Bidders who may have their Bids rejected or receive fewer FundPreferred shares than they would have received if the Broker-Dealer had not Bid or encouraged others to Bid. A Broker-Dealer is not obligated to continue to place such Bids or to continue to encourage other Bidders to do so in any particular Auction to prevent an auction failure or an Auction for the FundPreferred shares from clearing at a dividend rate such Broker-Dealer believes does not reflect the market for the FundPreferred shares. Investors should not assume that any Broker-Dealer will place Bids or encourage others to do so or that auction failures will not occur. Investors should also be aware that Bids by a Broker-Dealer or by those it may encourage to place Bids may cause lower Applicable Rates to occur.

     The statements herein regarding bidding by a Broker-Dealer apply only to a Broker-Dealer's auction desk and any other business units of the Broker-Dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

     In any particular Auction, if all outstanding FundPreferred shares are the subject to Submitted Hold Orders, the Applicable Rate for the next succeeding Auction period will be the All Hold Rate (such a situation is called an "all hold auction"). If a Broker-Dealer holds any FundPreferred shares for its own account on an Auction Date, it may be a Broker-Dealer's practice to submit a Sell Order into the Auction with respect to such FundPreferred shares, which could prevent that Auction from being an all hold auction. Such a Broker-Dealer may, but is not obligated to, submit Bids for its own account in that same Auction, as set forth above.

     Price Talk. Before the start of an Auction, each Broker-Dealer, in its discretion, may make available to its customers who are Beneficial Owners and Potential Beneficial Owners the Broker-Dealer's good faith judgment of the range of likely clearing dividend rates for the Auction based on market and other information. This is known as "price talk." Price talk is not a guarantee that the Applicable Rate established through the Auction will be within the price talk, and Beneficial Owners and Potential Beneficial Owners are free to use it or ignore it. A Broker-Dealer occasionally may update and change the price talk based on changes in the Fund's credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential Beneficial Owners should confirm with the Broker-Dealer the manner by which the Broker-Dealer will communicate price talk and any changes to price talk.

     "All-or-Nothing" Bids. Broker-Dealers do not accept "all-or-nothing" Bids (i.e., Bids whereby the Bidder proposes to reject an allocation smaller than the entire quantity Bid) or any other type of Bid that allows the Bidder to avoid auction procedures that require the pro rata allocation of FundPreferred shares where there are not sufficient Sell Orders to fill all Bids at the Winning Bid Rate.

     No Assurances Regarding Auction Outcomes. Broker-Dealers provide no assurances as to the outcome of any Auction. Broker-Dealers also do not provide any assurance that any Bid will be successful, in whole or in part, or that the Auction will clear at a dividend rate that a Bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the Applicable Rate on any FundPreferred shares purchased or retained in the Auction for the FundPreferred shares may be lower than the market rate for similar investments.

     A Broker-Dealer will generally not agree before an Auction to buy FundPreferred shares from or sell FundPreferred shares to a customer after the Auction.

     Deadlines. Each particular Auction has a formal deadline by which all Bids must be submitted by a Broker-Dealer to the Auction Agent. This deadline is called the "Submission Deadline." To provide sufficient time to process and submit customer Bids to the Auction Agent before the Submission Deadline, each Broker-Dealer imposes an earlier deadline called the "broker-dealer deadline" by which Bidders must submit Bids to such Broker-Dealer. The broker-dealer deadline is subject to change by such Broker-Dealer. Potential Beneficial Owners should consult with a Broker-Dealer as to its broker-dealer deadline. A Broker-Dealer may allow for correction of clerical errors after the broker-dealer deadline and prior to the Submission Deadline. A Broker-Dealer may submit Bids for its own account at any time until the Submission Deadline. After the Submission Deadline has passed, any Bid that has been submitted by a Broker-Dealer to the Auction Agent, either on behalf of a Beneficial Owner or Potential Beneficial Owner or for the Broker-Dealer's own account, shall become irrevocable, except that the Auction Agent may allow for the correction of clerical errors after the Submission Deadline but prior to the announcement of the auction results.

     Beneficial Owner's Ability to Resell FundPreferred Shares May Be
Limited. Beneficial Owners will be able to sell all of the FundPreferred shares that are the subject of their Submitted Sell Orders only if there are Bidders willing to purchase all of those FundPreferred shares in the Auction. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the FundPreferred shares subject to such Submitted Sell Orders. As discussed above (see "Bidding by Broker-Dealers"), a Broker-Dealer may submit a Bid in an Auction to avoid an auction failure, but it is not obligated to do so. There may not always be enough Bidders to prevent an auction failure in the absence of a Broker-Dealer bidding in the Auction for its own account or encouraging others to Bid. Therefore, auction failures are possible, especially if the credit quality of the FundPreferred shares were to deteriorate, if a market disruption were to occur or if, for any reason, each Broker-Dealer were unable or unwilling to Bid.

     Between Auctions, there can be no assurance that a secondary market for the FundPreferred shares will develop or, if it does develop, that it will provide Beneficial Owners the ability to resell the FundPreferred shares in the secondary market on the terms or at the times desired by a Beneficial Owner. Each Broker-Dealer may, in its own discretion, decide to buy or sell the FundPreferred shares in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below, or above the liquidation preference for the FundPreferred shares. However, a Broker-Dealer is not obligated to make a market in the FundPreferred shares and may discontinue trading in the FundPreferred shares without notice for any reason at any time. Beneficial Owners who resell between Auctions for the FundPreferred shares may receive an amount less than liquidation preference, depending on market conditions.

     If a Beneficial Owner purchased a FundPreferred share through a dealer which is not a Broker-Dealer for the FundPreferred shares, such Beneficial Owner's ability to sell its FundPreferred shares may be affected by the continued ability of its dealer to transact trades for the FundPreferred shares through a Broker-Dealer.

     The ability to resell the FundPreferred shares (whether during or between auctions) will depend on various factors affecting the market for the FundPreferred shares, including news relating to the Fund or the Adviser, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the FundPreferred shares (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the FundPreferred shares (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in "Securities and Exchange Commission Settlements" below) or press reports, financial reporting cycles and market conditions generally. Demand for the FundPreferred shares may change without warning, and declines in demand may be short-lived or continue for longer periods.

     Resignation of the Auction Agent or Broker-Dealers Could Impact the Ability to Hold Auctions. The Auction Agent Agreement provides that the Auction Agent may resign from its duties as Auction Agent by giving at least 45 days notice to the Fund and does not require, as a condition to the effectiveness of such resignation, that a replacement Auction Agent be in place if its fee has not been paid. Each Broker-Dealer Agreement provides that a Broker-Dealer thereunder may resign upon 5 days notice, and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any Auction period during which there is no Auction Agent or Broker-Dealer, it will not be possible to hold Auctions for the FundPreferred shares, with the result that the dividend rate on the FundPreferred shares will be determined as described in the Statement.

     Securities and Exchange Commission Settlements. On May 31, 2006, the U.S. Securities and Exchange Commission (the "SEC") announced that it had settled its investigation of fifteen firms, including Citigroup Global Markets Inc. and A.G. Edwards & Sons, Inc. (the "Settling Broker-Dealers"), that participate in the auction rate securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, the Settling Broker-Dealers agreed to pay civil penalties. In addition, each Settling Broker-Dealer, without admitting or denying the SEC's allegations, agreed to provide to customers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Broker-Dealer to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the FundPreferred shares.

     In addition on January 9, 2007, the SEC announced that it had settled its investigation of three banks, including The Bank of New York (the "Settling Auction Agents"), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the SEC's allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or the FundPreferred shares.

                            DESCRIPTION OF BORROWINGS

     The Declaration of Trust authorizes the Fund, without prior approval of holders of common and preferred shares, including FundPreferred shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Initially, the Fund intends that Borrowings will represent 20 to 25% of Managed Assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any Borrowings will rank senior to the FundPreferred shares.

     Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the holders of FundPreferred shares, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of FundPreferred shares in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                          DESCRIPTION OF COMMON SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of common shares, par value $0.01 per share. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares are, when issued, fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when FundPreferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions.

     The common shares are listed on the Exchange. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes with staggered terms. See the SAI under "Management of the Fund." This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. Holders of FundPreferred shares, voting as a separate class, are entitled to elect two of the Fund's trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the common shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund,
(3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's common shares and FundPreferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

     The Declaration provides that the obligations of the Fund are not binding upon the Fund's trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Reference should be made to the Declaration and By-laws on file with the Securities and Exchange Commission for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

     Before deciding whether to take any action if the common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                           FEDERAL INCOME TAX MATTERS

     The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in FundPreferred shares. Except as discussed under "Other Taxation," the discussion generally applies only to holders of FundPreferred shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the FundPreferred shares. This summary deals only with U.S. holders that hold FundPreferred shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of FundPreferred shares whose "functional currency" is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds FundPreferred shares in a qualified tax deferred account such as an IRA, or person that will hold FundPreferred shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gains.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of this tax, during each calendar year the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. To prevent application of this excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, individual and other noncorporate shareholders generally would be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2010. In both such cases, certain holding period and other requirements would need to be satisfied to obtain the favorable tax treatment.

     The Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

     The Fund's transactions, if any, in forward contracts, options, future contracts and hedged investments may also result in a reduction of the Fund's holding period for certain of its investments, which may result in dividends paid on such investments not qualifying for the dividends received deduction or for treatment as qualified dividend income when distributed by the Fund.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

     Under present law, the Fund is of the opinion that FundPreferred shares will constitute equity of the Fund, and thus distributions with respect to FundPreferred shares (other than distributions in redemption of FundPreferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of capital gain dividends and distributions of qualified dividend income, if any, such dividends generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund's earnings and profits, if any, will first reduce a shareholder's adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate dividends made with respect to the common shares and the FundPreferred shares as consisting of particular types of income (e.g., net capital gain, ordinary income, dividends qualifying for the dividends received deduction, and qualified dividend income) in accordance with each class's proportionate share of the total dividends paid by the Fund during the year. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

     Distributions of investment company taxable income that are designated by the Fund as "qualified dividend income" (which is included in the definition of "tax-advantaged dividends" in this Prospectus) are taxed to individual and other noncorporate shareholders at federal income tax rates applicable to long-term capital gains, which currently reach a maximum rate of 15%. To be eligible for this reduced rate, FundPreferred shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in certain cases, 90 days during the 181-day period beginning 90 days before such date). In order for dividends received by a Fund shareholder to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks in its portfolio. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or less during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of a foreign corporation that is readily tradable on an established securities market in the United States) or (b) a passive foreign investment company. To the extent the Fund distributes dividends, including capital gain dividends that are eligible for reduced federal income tax rates, the Fund will identify the relevant amounts of such dividends in its annual tax information report to shareholders. Without further legislation, the rate reductions enacted by the Act will lapse, and the higher previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

     Corporate holders of FundPreferred shares may be eligible for the dividends received deduction with respect to certain of the Fund's distributions provided certain holding period and other requirements are satisfied by both the Fund and such shareholder. Generally, however, dividends received on stocks of foreign issuers that are held by the Fund are not eligible for the dividends received deduction when distributed to Fund shareholders.

SALE OF SHARES

     The sale of FundPreferred shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of FundPreferred shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds resulting from the sale and such holder's adjusted tax basis in the shares sold. If such FundPreferred shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax rules of constructive ownership as owning) any common shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received (or deemed received) with respect to such shares. Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING

     The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

OTHER TAXATION

     Non-U.S. shareholders, including shareholders who, with respect to the United States, are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or, provided the Fund receives certain certifications from such non-U.S. shareholder, such lower rates as may be prescribed by an applicable treaty. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by the Fund to non-U.S. persons. Effective for taxable years of the Fund beginning before January 1, 2008, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

     Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in FundPreferred shares.

       CUSTODIAN, TRANSFER AGENT, AUCTION AGENT, DIVIDEND DISBURSING AGENT
                              AND REDEMPTION AGENT

     The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021. The Bank of New York is the Auction Agent with respect to the FundPreferred shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the FundPreferred shares.

                                  UNDERWRITING

     Citigroup Global Markets Inc., A.G. Edwards & Sons, Inc. and Nuveen Investments LLC are acting as representatives of the underwriters. Subject to the terms and conditions stated in the Fund's underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of FundPreferred shares set forth opposite the underwriter's name.

                                                                 NUMBER OF
UNDERWRITERS                                               FUNDPREFERRED SHARES
------------                                               --------------------

Citigroup Global Markets Inc. ...........................            880
A.G. Edwards & Sons, Inc. ...............................            280
Nuveen Investments, LLC..................................            280
                                                                   -----
Total....................................................          1,440
                                                                   =====


     The underwriting agreement provides that the obligations of the underwriters to purchase the FundPreferred shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the FundPreferred shares if they purchase any of the FundPreferred shares.

     The underwriters propose to offer some of the FundPreferred shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the FundPreferred shares to dealers at the public offering price less a concession not to exceed $137.50 per FundPreferred share. The sales load the Fund will pay of $250 per FundPreferred share is equal to 1.00% of the initial offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $37.50 per FundPreferred share on sales to other dealers. After the initial public offering of the FundPreferred shares to the public, the underwriters may change the public offering price and other selling terms. Investors must pay for any FundPreferred shares purchased on or before September 14, 2007.

     The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering.

                                                              PAID BY FUND
                                                         ---------------------

Per Share..............................................               $    250
Total..................................................               $360,000

     The Fund and the Advisers have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the underwriters, dispose of or hedge any FundPreferred shares or any securities convertible into or exchangeable for FundPreferred shares. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice.

     The Fund and the Advisers have each agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities. Any indemnification by the Fund shall be subject to the requirements and limitations of Section 17(i) of the Investment Company Act.

     Some of the underwriters have performed banking and advisory services for the Fund and its affiliates from time to time, for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with or perform services for the Fund and its affiliates in the ordinary course of business.

     The Fund anticipates that from time to time, the underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

     The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the SAI.

     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of A.G. Edwards & Sons, Inc. is One North Jefferson Avenue, St. Louis,

Missouri 63103. Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the Representatives, is an affiliate of NAM.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the FundPreferred shares offered hereby will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Vedder, Price, Kaufman & Kammholz, P.C. and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                              AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

     This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and FundPreferred shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

                                TABLE OF CONTENTS
                   FOR THE STATEMENT OF ADDITIONAL INFORMATION


Investment Objectives..................................................    S-3
Investment Restrictions................................................    S-3
Investment Policies And Techniques.....................................    S-5
Hedging Transactions...................................................   S-11
Management of the Fund.................................................   S-16
Investment Adviser and Subadvisers.....................................   S-27
Portfolio Transactions and Brokerage...................................   S-33
Net Asset Value........................................................   S-34
Additional Information Concerning Auctions for FundPreferred Shares....   S-35
Repurchase of Fund Shares; Conversion to Open-End Fund.................   S-38
Federal Income Tax Matters.............................................   S-40
Experts................................................................   S-46
Custodian, Transfer Agent, Auction Agent, Dividend Disbursing Agent and   S-46
  Redemption Agent.....................................................
Additional Information.................................................   S-47
Report of Independent Registered Public Accounting Firm................    F-1
Financial Statements...................................................    F-2
Appendix A -- Statement of Preferences.................................    A-1
Appendix B -- Ratings of Investment....................................    B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   $36,000,000

                              NUVEEN TAX-ADVANTAGED
                              DIVIDEND GROWTH FUND

                            FUNDPREFERRED(TM) SHARES
                             1,440 SHARES, SERIES T


                                   ----------

                                   PROSPECTUS
                               September 11, 2007


                                   ----------


                                      CITI
                                  A.G. EDWARDS
                             NUVEEN INVESTMENTS, LLC


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

      Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund") is a recently organized, diversified, closed-end management investment company.

      This Statement of Additional Information relating to preferred shares of the Fund ("FundPreferred shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated September 11, 2007 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing FundPreferred shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

      This Statement of Additional Information is dated September 11, 2007.

                               TABLE OF CONTENTS


                                                                                                                      PAGE
Investment Objectives.........................................................................................         S-3
Investment Restrictions.......................................................................................         S-3
Investment Policies And Techniques............................................................................         S-5
Hedging Transactions..........................................................................................        S-11
Management of the Fund........................................................................................        S-16
Investment Adviser and Subadvisers............................................................................        S-27
Portfolio Transactions and Brokerage..........................................................................        S-33
Net Asset Value...............................................................................................        S-34
Additional Information Concerning Auctions for FundPreferred Shares...........................................        S-35
Repurchase of Fund Shares; Conversion to Open-End Fund........................................................        S-38
Federal Income Tax Matters....................................................................................        S-40
Experts  .....................................................................................................        S-46
Custodian, Transfer Agent, Auction Agent, Dividend Disbursing Agent and Redemption Agent......................        S-46
Additional Information........................................................................................        S-47
Report of Independent Registered Public Accounting Firm.......................................................         F-1
Financial Statements..........................................................................................         F-2
Appendix A - Statement of Preferences.........................................................................         A-1
Appendix B - Ratings of Investment............................................................................         B-1

                              INVESTMENT OBJECTIVES

      The Fund's investment objective is to provide an attractive level of distributions and capital appreciation. In pursuing its investment objective, the Fund seeks to reduce and defer potential federal income tax liabilities incurred by the holders of its Common Shares in connection with their investment in the Fund. The Fund seeks to achieve its investment objective by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund also will invest in preferred and other fixed income securities.

      In addition, the Fund, to a limited extent, will write (sell) call options on various equity market indices. There can be no assurance that the Fund's investment objective will be achieved.

      A more complete description of the Fund's investment objective and policies is set forth in the Fund's Prospectus.

                            INVESTMENT RESTRICTIONS

      Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class, if applicable:

      (1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300% or (iii) the borrowings permitted by investment restriction (2) set forth below;

      (2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

      (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;

      (4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

      (5) Purchase or sell real estate, except that this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

      (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except that this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities;

      (7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and

      (8) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

      For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

      Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of common shares ("Common Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

      In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

      (1) sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      (2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

      (3) purchase securities of companies for the purpose of exercising control.

      The restrictions and other limitations set forth above, except with respect to the borrowing policy, will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

      The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations ("NRSROs") that may issue ratings for FundPreferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Asset Management ("NAM"), Santa Barbara Asset Management, LLC ("Santa Barbara") or NWQ Investment Management Company, LLC ("NWQ"), as applicable, from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

                       INVESTMENT POLICIES AND TECHNIQUES

      In addition to the investments and securities described in the Fund's Prospectus section "The Fund's Investments--Portfolio Composition and Other Information," the Fund may invest in other securities as described below:

      Certificates of Deposit. Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

      U.S. Government Debt Securities. The Fund may invest in U.S. Government debt securities, U.S. local government debt securities and U.S. Government Agency securities of any maturity, including U.S. Government mortgage-backed securities. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States. U.S. Government Agency securities, as used herein, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government Agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the federal government. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. Securities issued by these entities are generally not supported by the full faith and credit of the United States. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

      Total Return Swaps. The Fund may invest in total return swaps for hedging purposes. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

      In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating LIBOR (London Interbank Offered Rate) rate. The Fund usually will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund.

      The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

      Repurchase Agreements. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in NAM's opinion, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. NAM monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NAM does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

      Illiquid Securities. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of

Trustees has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other relevant factors.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

      When-Issued and Delayed Delivery Transactions. The Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction.

      Convertible Securities. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Before conversion, convertible securities have characteristics similar to non-convertible fixed income securities and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below fixed income securities of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such fixed income securities. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "--Below Investment Grade Securities" below.

      Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

      The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a fixed income security.

      If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

      Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional; they may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

      Below Investment Grade Securities. Below investment grade quality securities are sometimes referred to as "high yield" securities or "junk bonds."

      Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Below investment grade securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

      Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its fixed income securities. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. NWQ seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

      The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NWQ's research and analysis when investing in below investment grade securities. NWQ seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

      A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix B to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of fixed income securities, certain fixed income securities with the same maturity, coupon and rating may have different yields while fixed income securities with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NWQ does not rely solely on credit ratings when selecting securities for the Fund, and develop their own independent analysis of issuer credit quality.

      The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or NWQ downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NWQ may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality fixed income securities.

      Trust Preferred Securities. Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code") or treatment as tax-advantaged dividends. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a taxable preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

      Structured Notes. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other fixed income securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by NWQ, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if NWQ uses structured notes to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

      Swaptions. The Fund may enter into swaptions in order to enhance the Fund's total return or for hedging purposes. A swaption is an OTC traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined by taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. NAM believes that swaptions confer all the benefits of an interest rate swap as well as being a useful tool where there is uncertainty of outcome. There is currently a liquid swaption market on the LIBOR rates of all the world's major currencies. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that falls within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

      Commercial Paper. Commercial paper may include variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and that mature within one year of the date of purchase or carry a variable or floating rate of interest.

                              HEDGING TRANSACTIONS

      Options on Securities. The Fund may purchase put and call options on stock, bonds or other securities to hedge against adverse market shifts.

      As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market.

      In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, purchasing options can result in amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

      The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the seller of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

      Options on Equity Market Indices. The Fund may purchase put and call options on various equity market indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on various equity market indices. The advisability of using equity index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing equity index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the equity index selected. In addition, successful use by the Fund of options on various equity market indices will be subject to the ability of the adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that NAM's judgment in this respect will be correct.

      When the Fund writes an option on an equity index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

      Stock Futures Contracts. The Fund may purchase and sell stock futures as a hedge against movements in the equity or bond markets. Stock index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

      For example, if NAM expects general stock market prices to decline, they might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, NAM expects general stock market prices to rise, they might purchase a stock index futures contract as a hedge against an increase in prices of particular securities they want ultimately to purchase. If in fact the stock index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock index to enable NAM to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund's portfolio.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

      The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as commodity trading advisors under the Commodity Exchange Act (the "CEA") and, therefore, neither the Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading advisor under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Futures Trading Commission ("CFTC") regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Federal Income Tax Matters."

      The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

      With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

      Other Futures Contracts and Options on Futures Contracts. The Fund's use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller's future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

      Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to NAM's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that NAM's judgment in this respect will be correct.

      The Fund's futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund's futures contracts and options thereon may equal or exceed 100% of the value of the Fund's total assets.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

      The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e., preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

      The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Fund's use of futures will be advantageous to the Fund.

      Credit-Linked Notes. The Fund may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the purchaser/seller of the CLN is subject to counterparty risk.

      Interest Rate Transactions. If market conditions are deemed favorable, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

      The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund's leverage. The Fund will monitor its interest rate swap and cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

      Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

      In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's common shares.

      The Fund may choose or be required to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

      Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Risks associated with hedging transactions. The Fund may use derivatives or other instruments for purposes of hedging with respect to the Dividend Growth Equity Strategy against declining equity markets. There may be an imperfect correlation between the Dividend Growth Equity Strategy's holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable hedging transaction or expose the Fund to risk of loss. Further, the Fund's use of derivatives and other instruments to reduce risk involves costs and will be subject to NAM's ability to predict correctly changes in the relationships of such hedging instruments to the Dividend Growth Equity Strategy or other factors. No assurance can be given that NAM's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged the Dividend Growth Equity Strategy. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with NAM, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at eight. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, NAM or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, with the Class II trustees serving until the 2008 annual meeting, the Class III trustees serving until the 2009 annual meeting and the Class I trustees serving until the 2010 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, Timothy R. Schwertfeger, Judith M. Stockdale and Carole E. Stone are slated in Class I, William C. Hunter and David
J. Kundert are slated in Class II and Robert P. Bremner, Jack B. Evans and William J. Schneider are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                                               NUMBER OF
                                                POSITIONS AND                                                PORTFOLIOS IN
                                              OFFICES WITH THE                                                    FUND
                                                 FUND, YEAR            PRINCIPAL OCCUPATIONS,                    COMPLEX
                                              FIRST ELECTED OR   INCLUDING OTHER DIRECTORSHIPS HELD,          OVERSEEN BY
    NAME AND ADDRESS             BIRTHDATE    APPOINTED, CLASS         DURING PAST FIVE YEARS                    TRUSTEE
--------------------------      -----------   ----------------   -----------------------------------       ------------------
TRUSTEE WHO IS AN "INTERESTED PERSON" OF THE FUND:
Timothy R. Schwertfeger*        03/28/49   Chairman of the       Director and Chairman (since 1996)               176
333 West Wacker Drive                      Board and Trustee,    and Non-Executive Chairman (since
Chicago, IL 60606                          2007                  July 1, 2007), formerly, Chief
                                           Class I               Executive Officer (1996-June 30,
                                                                 2007) of Nuveen Investments, Inc.,
                                                                 Nuveen Asset Management and certain
                                                                 other subsidiaries of Nuveen
                                                                 Investments, Inc.; formerly,
                                                                 Director (1996-2006) of
                                                                 Institutional Capital Corporation.

-------------

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the 1940 Act, by reason of being Non-Executive Chairman of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries.




                                                                                                               NUMBER OF
                                                POSITIONS AND                                                PORTFOLIOS IN
                                              OFFICES WITH THE                                                    FUND
                                                 FUND, YEAR            PRINCIPAL OCCUPATIONS,                    COMPLEX
                                              FIRST ELECTED OR   INCLUDING OTHER DIRECTORSHIPS HELD,          OVERSEEN BY
    NAME AND ADDRESS             BIRTHDATE    APPOINTED, CLASS         DURING PAST FIVE YEARS                    TRUSTEE
--------------------------       ---------    ----------------   -----------------------------------       ------------------
TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE FUND:
Robert P. Bremner                8/22/40      Lead Independent   Private Investor and Management                 176
333 West Wacker Drive                         Trustee, 2007      Consultant.
Chicago, IL 60606                             Class III


                                                                                                               NUMBER OF
                                                POSITIONS AND                                                PORTFOLIOS IN
                                              OFFICES WITH THE                                                    FUND
                                                 FUND, YEAR            PRINCIPAL OCCUPATIONS,                    COMPLEX
                                              FIRST ELECTED OR   INCLUDING OTHER DIRECTORSHIPS HELD,          OVERSEEN BY
    NAME AND ADDRESS             BIRTHDATE    APPOINTED, CLASS         DURING PAST FIVE YEARS                    TRUSTEE
--------------------------       ---------    ----------------   -----------------------------------       ------------------
Jack B. Evans                   10/22/48      Trustee, 2007      President (since 1996), The                   176
333 West Wacker Drive                         Class III          Hall-Perrine Foundation, a private
Chicago, IL 60606                                                philanthropic corporation; Director
                                                                 and Vice Chairman, United Fire
                                                                 Group, a publicly-held company;
                                                                 Member of the Board of Regents for
                                                                 the State of Iowa University System;
                                                                 Director, Gazette Companies; Life
                                                                 Trustee, Coe College and Iowa College
                                                                 Foundation; Member of the Advisory
                                                                 Council of the Department of Finance
                                                                 in the Tippie College Business,
                                                                 University of Iowa; formerly, Director
                                                                 Alliant Energy; formerly, Director,
                                                                 Federal Reserve Bank of Chicago;
                                                                 formerly, President and Chief Operating
                                                                 Officer, SCI Financial Group, Inc., a
                                                                 regional financial services firm.

William C. Hunter                3/6/48       Trustee, 2007      Dean (since July 2006), Tippie                176
333 West Wacker Drive                         Class II           College of Business, University of
Chicago, IL 60606                                                Iowa; formerly, Dean and
                                                                 Distinguished Professor of Finance
                                                                 (2003-2006), School of Business at
                                                                 the University of Connecticut;
                                                                 previously, Senior Vice President
                                                                 and Director of Research (1995-2003)
                                                                 at the Federal Reserve Bank of
                                                                 Chicago; Director (since 1997),
                                                                 Credit Research Center at Georgetown
                                                                 University; Director (since 2004) of
                                                                 Xerox Corporation, a publicly-held
                                                                 company; Director (May 2005-October
                                                                 2005) of SS&C Technologies, Inc.


                                                                                                                NUMBER OF
                                                POSITIONS AND                                                 PORTFOLIOS IN
                                              OFFICES WITH THE                                                     FUND
                                                 FUND, YEAR             PRINCIPAL OCCUPATIONS,                   COMPLEX
                                              FIRST ELECTED OR    INCLUDING OTHER DIRECTORSHIPS HELD,          OVERSEEN BY
    NAME AND ADDRESS             BIRTHDATE    APPOINTED, CLASS          DURING PAST FIVE YEARS                   TRUSTEE
--------------------------       ---------    ----------------    -----------------------------------       ------------------
David J. Kundert                10/28/42      Trustee, 2007       Director, Northwestern Mutual Wealth         174
333 West Wacker Drive                         Class II            Management Company; retired (since
Chicago, IL 60606                                                 2004) as Chairman, JPMorgan Fleming
                                                                  Asset Management; President and CEO,
                                                                  Banc One Investment Advisors
                                                                  Corporation; President, One Group
                                                                  Mutual Funds; prior thereto,
                                                                  Executive Vice President, Bank One
                                                                  Corporation; Chairman and CEO, Banc
                                                                  One Investment Management Group;
                                                                  Board of Regents, Luther College;
                                                                  member of the Wisconsin Bar
                                                                  Association; member of Board of
                                                                  Directors, Friends of Boerner
                                                                  Botanical Gardens; member of Board
                                                                  of Directors, Milwaukee Repertory
                                                                  Theater.


William J. Schneider             9/24/44      Trustee, 2007       Chairman, formerly, Senior Partner           176
333 West Wacker Drive                         Class III           and Chief Operating Officer (retired
Chicago, IL 60606                                                 since 2004), Miller-Valentine
                                                                  Partners Ltd., a real estate
                                                                  investment company; formerly, Vice
                                                                  President, Miller-Valentine Realty;
                                                                  Board Member, Chair of the Finance
                                                                  Committee and Member of the Audit
                                                                  Committee, Premier Health Partners,
                                                                  the not-for-profit company of Miami
                                                                  Valley Hospital; Board Member,
                                                                  Director, Dayton Development
                                                                  Coalition; Vice President, Dayton
                                                                  Philharmonic Orchestra Association;
                                                                  Board Member, Regional Leaders
                                                                  Forum, which promotes cooperation on
                                                                  economic development issues;
                                                                  formerly, Member, Community Advisory
                                                                  Board, National City Bank, Dayton,
                                                                  Ohio and Business Advisory Council,
                                                                  Cleveland Federal Reserve Bank.

Judith M. Stockdale             12/29/47      Trustee, 2007       Executive Director (since 1994),             176
333 West Wacker Drive                         Class I             Gaylord and Dorothy Donnelley
Chicago, IL 60606                                                 Foundation; prior thereto, Executive
                                                                  Director (1990-1994), Great Lakes
                                                                  Protection Fund.



                                                                                                              NUMBER OF
                                             POSITIONS AND                                                  PORTFOLIOS IN
                                           OFFICES WITH THE                                                     FUND
                                              FUND, YEAR                PRINCIPAL OCCUPATIONS,                 COMPLEX
                                           FIRST ELECTED OR       INCLUDING OTHER DIRECTORSHIPS HELD,        OVERSEEN BY
      NAME AND ADDRESS          BIRTHDATE  APPOINTED, CLASS            DURING PAST FIVE YEARS                  TRUSTEE
----------------------------    ---------  ----------------       ----------------------------------      ----------------
Carole E. Stone                   6/28/47  Trustee, 2007          Director, Chicago Board Options              176
333 West Wacker Drive                      Class I                Exchange (since 2006); Chair, New
Chicago, IL 60606                                                 York Racing Association Oversight
                                                                  Board (since 2005); Commissioner,
                                                                  New York State Commission on Public
                                                                  Authority Reform (since 2005);
                                                                  formerly, Director, New York State
                                                                  Division of the Budget (2000-2004),
                                                                  Chair, Public Authorities Control
                                                                  Board (2000-2004) and Director,
                                                                  Local Government Assistance
                                                                  Corporation (2000-2004).





                                                                                                             NUMBER OF
                                            POSITIONS AND                                                  PORTFOLIOS IN
                                           OFFICES WITH THE                                                    FUND
                                            FUND AND YEAR               PRINCIPAL OCCUPATIONS,                COMPLEX
                                           FIRST ELECTED OR         INCLUDING DIRECTORSHIPS HELD,           OVERSEEN BY
      NAME AND ADDRESS          BIRTHDATE     APPOINTED                 DURING PAST FIVE YEARS                OFFICER
----------------------------    ---------  ----------------       ----------------------------------      ----------------
OFFICERS OF THE FUND:

Gifford R. Zimmerman             9/9/56    Chief                  Managing Director (since 2002),              176
333 West Wacker Drive                      Administrative         Assistant Secretary and Associate
Chicago, IL 60606                          Officer, 2007          General Counsel, formerly, Vice
                                                                  President and Assistant General
                                                                  Counsel of Nuveen Investments, LLC;
                                                                  Managing Director (since 2002),
                                                                  Assistant Secretary and Associate
                                                                  General Counsel, formerly, Vice
                                                                  President (since 1997), of Nuveen
                                                                  Asset Management; Managing Director
                                                                  (since 2004) and Assistant Secretary
                                                                  (since 1994) of Nuveen Investments,
                                                                  Inc.; Assistant Secretary (since
                                                                  2002) of NWQ Investment Management
                                                                  Company, LLC; Vice President and
                                                                  Assistant Secretary of Nuveen
                                                                  Investments Advisers Inc. (since
                                                                  2002); Managing Director, Associate
                                                                  General Counsel and Assistant
                                                                  Secretary (since 2003) of
                                                                  Rittenhouse Asset Management, Inc.
                                                                  and Symphony Asset Management LLC;
                                                                  Assistant Secretary (since 2006) of
                                                                  Tradewinds Global Investors, LLC and
                                                                  Santa Barbara Asset Management, LLC;
                                                                  formerly, Managing Director
                                                                  (2002-2004), General Counsel
                                                                  (1998-2004) and Assistant Secretary,
                                                                  formerly, Vice President of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.*; CFA
                                                                  charterholder.

Williams Adams IV                6/9/55   Vice President          Executive Vice President, U.S.               119
333 West Wacker Drive                     (since 2007)            Structured Products of Nuveen
Chicago, IL 60606                                                 Investments, LLC, (since 1999), prior
                                                                  thereto, Managing Director of
                                                                  Structured Investments.

Julia L. Antonatos               9/22/63   Vice President,        Managing Director (since 2005),              176
333 West Wacker Drive                      2007                   formerly Vice President (since
Chicago, IL 60606                                                 2002); formerly, Assistant Vice
                                                                  President (since 2000) of Nuveen
                                                                  Investments, LLC; CFA charterholder.

Cedric H. Antosiewicz            1/11/62   Vice President         Managing Director, (since 2004),             119
333 West Wacker Drive                      (since 2007)           previously, Vice President (1993-2004)
Chicago, IL 60606                                                 of Nuveen Investments, LLC.


Michael T. Atkinson              2/3/66    Vice President and     Vice President (since 2002)                  176
333 West Wacker Drive                      Assistant              of Nuveen Investments, LLC.
Chicago, IL 60606                          Secretary, 2007



                                                                                                             NUMBER OF
                                             POSITIONS AND                                                 PORTFOLIOS IN
                                           OFFICES WITH THE                                                     FUND
                                             FUND AND YEAR               PRINCIPAL OCCUPATIONS,                COMPLEX
                                           FIRST ELECTED OR         INCLUDING DIRECTORSHIPS HELD,           OVERSEEN BY
      NAME AND ADDRESS          BIRTHDATE      APPOINTED                DURING PAST FIVE YEARS                OFFICER
----------------------------    ---------  ----------------       ----------------------------------      ----------------
Peter H. D'Arrigo               11/28/67   Vice President and     Vice President and Treasurer (since          176
333 West Wacker Drive                      Treasurer, 2007        1999) of Nuveen Investments, LLC and
Chicago, IL 60606                                                 of Nuveen Investments, Inc.; Vice
                                                                  President and Treasurer (since 2002)
                                                                  of Nuveen Asset Management and of
                                                                  Nuveen Investments Advisers Inc.;
                                                                  Assistant Treasurer (since 2002) of
                                                                  NWQ Investment Management Company,
                                                                  LLC; Vice President and Treasurer
                                                                  (since 2003) of Nuveen Rittenhouse
                                                                  Asset Management, Inc.; Treasurer
                                                                  (since 2003) of Symphony Asset
                                                                  Management LLC and (since 2006) of
                                                                  Tradewinds Global Investors, LLC and
                                                                  Santa Barbara Asset Management, LLC;
                                                                  formerly, Vice President and
                                                                  Treasurer (1999-2004) of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.*; CFA
                                                                  charterholder.

Lorna C. Ferguson               10/24/45   Vice President,        Managing Director (since 2004),              176
333 West Wacker Drive                      2007                   formerly, Vice President of Nuveen
Chicago, IL 60606                                                 Investments, LLC; Managing Director
                                                                  (since 2004) formerly, Vice
                                                                  President (1998-2004) of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.*;
                                                                  Managing Director (since 2005) of
                                                                  Nuveen Asset Management.



                                                                                                             NUMBER OF
                                             POSITIONS AND                                                 PORTFOLIOS IN
                                           OFFICES WITH THE                                                     FUND
                                            FUND AND YEAR               PRINCIPAL OCCUPATIONS,                 COMPLEX
                                           FIRST ELECTED OR         INCLUDING DIRECTORSHIPS HELD,           OVERSEEN BY
      NAME AND ADDRESS          BIRTHDATE     APPOINTED                DURING PAST FIVE YEARS                 OFFICER
----------------------------    ---------  ----------------       ----------------------------------      ----------------
William M. Fitzgerald            3/2/64    Vice President,        Managing Director (since 2002),              176
333 West Wacker Drive                      2007                   formerly, Vice President of Nuveen
Chicago, IL 60606                                                 Investments, LLC; Managing Director
                                                                  (since 2001) of Nuveen Asset
                                                                  Management; Vice President (since
                                                                  2002) of Nuveen Investments Advisers
                                                                  Inc.; formerly, Managing Director
                                                                  (1997-2004) of Nuveen Advisory Corp.
                                                                  and Nuveen Institutional Advisory
                                                                  Corp.*; CFA charterholder.

Stephen D. Foy                   5/31/54   Vice President and     Vice President (since 1993) and              176
333 West Wacker Drive                      Controller, 2007       Funds Controller (since 1998) of
Chicago, IL 60606                                                 Nuveen Investments, LLC; formerly,
                                                                  Vice President and Funds Controller
                                                                  (1998-2004) of Nuveen Investments,
                                                                  Inc.; Certified Public Accountant.

Walter M. Kelly                  2/24/70   Vice President and     Assistant Vice President and                 176
333 West Wacker Drive                      Chief Compliance       Assistant Secretary of the Nuveen
Chicago, IL 60606                          Officer, 2007          Funds (2003-2006); Vice President,
                                                                  formerly, Assistant Vice President
                                                                  and Assistant General Counsel (since
                                                                  2003) of Nuveen Investments, LLC;
                                                                  Vice President (since 2006) and
                                                                  Assistant Secretary (since 2003),
                                                                  formerly, Assistant Vice President
                                                                  of Nuveen Asset Management;
                                                                  previously, Associate (2001- 2003)
                                                                  at the law firm of Vedder, Price
                                                                  Kaufman & Kammholz, P.C.

David J. Lamb                    3/22/63   Vice President,        Vice President (since 2000) of               176
333 West Wacker Drive                      2007                   Nuveen Investments, LLC; Certified
Chicago, IL 60606                                                 Public Accountant.

Tina M. Lazar                    8/27/61   Vice President,        Vice President (since 1999) of               176
333 West Wacker Drive                      2007                   Nuveen Investments, LLC.
Chicago, IL 60606



                                                                                                             NUMBER OF
                                             POSITIONS AND                                                 PORTFOLIOS IN
                                           OFFICES WITH THE                                                     FUND
                                            FUND AND YEAR                PRINCIPAL OCCUPATIONS,                COMPLEX
                                           FIRST ELECTED OR         INCLUDING DIRECTORSHIPS HELD,           OVERSEEN BY
      NAME AND ADDRESS          BIRTHDATE     APPOINTED                 DURING PAST FIVE YEARS                OFFICER
----------------------------    ---------  ----------------       ----------------------------------      ----------------
Larry W. Martin                  7/27/51   Vice President and     Vice President, Assistant Secretary          176
333 West Wacker Drive                      Assistant              and Assistant General Counsel of
Chicago, IL 60606                          Secretary, 2007        Nuveen Investments, LLC; Vice
                                                                  President (since 2005) and Assistant
                                                                  Secretary of Nuveen Investments,
                                                                  Inc.; Vice President (since 2005)
                                                                  and Assistant Secretary (since 1997)
                                                                  of Nuveen Asset Management; Vice
                                                                  President (since 2000), Assistant
                                                                  Secretary and Assistant General
                                                                  Counsel (since 1998) of Rittenhouse
                                                                  Asset Management, Inc.; Vice
                                                                  President and Assistant Secretary
                                                                  (since 2002) of Nuveen Investments
                                                                  Advisers Inc.; Assistant Secretary
                                                                  of NWQ Investment Management
                                                                  Company, LLC (since 2002) and
                                                                  Symphony Asset Management LLC (since
                                                                  2003); Assistant Secretary (since
                                                                  2006) of Tradewinds Global
                                                                  Investors, LLC; formerly, Vice
                                                                  President and Assistant Secretary of
                                                                  Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.*

Kevin J. McCarthy,               3/26/66   Vice President and     Vice President and Assistant General         176
333 West Wacker Drive                      Secretary, 2007        Counsel, Nuveen Investments, LLC
Chicago, IL 60606                                                 (since 2007); Vice President and
                                                                  Assistant Secretary, Nuveen Asset
                                                                  Management and Rittenhouse Asset
                                                                  Management, Inc. (since 2007); Vice
                                                                  President and Assistant General
                                                                  Counsel, Nuveen Investments, Inc.
                                                                  (since 2007); prior thereto,
                                                                  Partner, Bell, Boyd & Lloyd LLP
                                                                  (1997-2007).

John V. Miller,                  4/10/67   Vice President,        Managing Director (since 2007),              176
333 West Wacker Drive                      2007                   formerly, Vice President
Chicago, IL 60606                                                 (2002-2007), previously, associate
                                                                  and credit analyst of Nuveen
                                                                  Investments, LLC; CFA charterholder.

-------------

* Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

      The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees has met during the Fund's last fiscal year. The executive committee will meet once prior to the commencement of the Fund's operations.

      Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

      The audit committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, and William J. Schneider.

      The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Carole E. Stone.

      The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Jack B. Evans and Judith M. Stockdale.

      The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, William C. Hunter, Judith M. Stockdale and Carole E. Stone.

      The independent directors of the Nuveen Fund Board have appointed Robert
P. Bremner as their Lead Director. The role of the Lead Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and its processes. Specific responsibilities may include organizing and leading independent director sessions, facilitating and ensuring an appropriate level of communication among the independent directors, leading the assessment of the Board's effectiveness and working with Santa Barbara's and NWQ's staff and outside counsel on Board meeting agendas, Board material and workshops for directors to ensure that the priorities of the independent directors are addressed.

      The trustees are trustees of 57 Nuveen open-end funds and 119 closed-end funds except, David J. Kundert is trustee of 57 Nuveen open-end funds and 117 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

      Class I trustees will serve until the annual meeting of shareholders in 2010; Class II trustees will serve until the annual meeting of shareholders in 2008; and Class III trustees will serve until the annual meeting of shareholders in 2009. As each trustee's term expires, shareholders will vote to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter. The staggered board provisions are included in the Fund's by-laws which may be amended by a majority of the board. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See the Fund's Prospectus under "Certain Provisions in the Declaration of Trust and By-Laws." Holders of FundPreferred shares, voting as a separate class, are entitled to elect two of the Fund's trustees on an annual basis. Holders of FundPreferred shares will also be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares -- FundPreferred Shares -- Voting Rights."

      The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2006:


                                                                      AGGREGATE DOLLAR RANGE
                                                                    OF EQUITY SECURITIES IN ALL
                                                                       REGISTERED INVESTMENT
                                                                       COMPANIES OVERSEEN BY
                                       DOLLAR RANGE OF EQUITY          TRUSTEE IN FAMILY OF
          NAME OF TRUSTEE              SECURITIES IN THE FUND          INVESTMENT COMPANIES
--------------------------------       -----------------------      ---------------------------
Timothy R. Schwertfeger.........                   $0                    Over $100,000
Robert P. Bremner...............                   $0                    Over $100,000
Jack B. Evans...................                   $0                    Over $100,000
William C. Hunter...............                   $0                    Over $100,000
David J. Kundert................                   $0                    Over $100,000
William S. Schneider............                   $0                    Over $100,000
Judith M. Stockdale.............                   $0                    Over $100,000
Carole E. Stone.................                   $0                         $0

-----------------


      No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen, Citigroup Global Markets Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Nuveen, Santa Barbara, NWQ or Citigroup Global Markets Inc.

      The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                                       ESTIMATED AGGREGATE        TOTAL COMPENSATION               AMOUNT OF TOTAL
                                       COMPENSATION FROM          FROM FUND AND FUND             COMPENSATION THAT
       NAME OF TRUSTEE                      FUND(1)                    COMPLEX(2)               HAS BEEN DEFERRED(3)
-------------------------------        -------------------        ------------------            ---------------------
Timothy R. Schwertfeger........                 $  -                 $      -                               -
Robert P. Bremner(4)                             618                  177,099                          24,525
Jack B. Evans..................                  582                  180,111                          40,798
William C. Hunter..............                  475                  146,018                         130,075
David J. Kundert...............                  516                  144,759                         128,801
William S. Schneider...........                  562                  171,879                         151,746
Judith M. Stockdale............                  516                  148,510                          84,773
Carole E. Stone(5).............                  475                        -                               -

-------------

(1) Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending, representing the Fund's first full fiscal year, for services to the Fund.

(2) Based on the compensation paid to the trustees for the one year period ended 12/31/2006 for services to the Nuveen open-end and closed-end funds. Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds.

(3) Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are stated above.

(4) Robert P. Bremner was appointed Lead Director of the Board of Trustees. The Lead Director receives compensation of $20,000 annually.

(5) Carole E. Stone was appointed to the Board of Trustees of the Nuveen funds, effective January 1, 2007.

      The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. ("Nuveen Investments") or its affiliates.

                       INVESTMENT ADVISER AND SUBADVISERS

      NAM, the Fund's investment adviser, is responsible for managing the Fund's overall strategy and operations and overseeing Santa Barbara's management of the Fund's Dividend Growth Equity Strategy and NWQ's management of the Fund's Income Oriented Strategy. NAM also will be responsible for the writing of call options. In addition, NAM is responsible for managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM and subadvisory services performed by Santa Barbara and NWQ, including biographies of each the Fund's Portfolio Managers and further information about the investment management agreement between the Fund and NAM and the investment subadvisory agreements between NAM and Santa Barbara, and NAM and NWQ, see "Management of the Fund" in the Fund's Prospectus.

      NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, had approximately $88 billion in assets under management as of June 30, 2007. NAM is a wholly-owned subsidiary of Nuveen Investments. According to data from Thomson Financial, Nuveen Investments is the leading sponsor of closed-end funds as measured by number of funds (119) and fund assets under management (approximately $53.4 billion) as of June 30, 2007. Founded in 1898, Nuveen Investments and its affiliates had approximately $172 billion in assets under management as of June 30, 2007. Nuveen Investments is a publicly-traded company.

      Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Tradewinds, Rittenhouse and Symphony. Nuveen Investments is listed on the New York Stock Exchange and trades under the symbol "JNC".


             On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") to be acquired by investors led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments' stockholders and obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. There can be no assurance that the merger described above will be consummated as contemplated or that necessary Board and shareholder approvals will be obtained.


      The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM and the investment sub-advisory agreements between NAM and each of Santa Barbara and NWQ, and will result in the automatic termination of each agreement. The Board of Trustees of the Fund has approved a new investment management agreement with NAM and investment sub-advisory agreements with each of Santa Barbara and NWQ. The new agreements are expected to be presented to the Fund's shareholders for approval at a shareholders' meeting scheduled for October 12, 2007, and, if approved by shareholders, would take effect upon consummation of the merger or such later time as shareholders approval is obtained. The record date for the shareholders' meeting is August 1, 2007 and as a result, holders of the FundPreferred shares will not be entitled to vote on the approval of these agreements.

      The investors led by Madison Dearborn include an affiliate of Merrill Lynch. Upon consummation of the merger, it is anticipated that Merrill Lynch will be an indirect "affiliated person" (as that term is defined in the 1940
Act) of the Fund. As a result, the Fund would then generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM does not believe that any such prohibition or limitation would have a materially adverse effect on the Fund's ability to pursue its investment objective and policies.


      Santa Barbara, 200 E. Carrillo Street, Santa Barbara, California 93101, is the Fund's subadviser responsible for managing the Fund's Dividend Growth Equity Strategy, subject to the oversight of NAM and the Fund's Board of Trustees.

      Santa Barbara, a registered investment adviser, is a wholly owned subsidiary of Nuveen. Founded in 1987, Santa Barbara had approximately $5 billion in assets under management as of June 30, 2007. Nuveen Investments purchased Santa Barbara in October 2005. Santa Barbara is organized as a Delaware member-managed limited liability company, with Nuveen Investments as its sole managing member. Prior to its acquisition by Nuveen Investments, Santa Barbara was owned by the principals of the firm. Santa Barbara specializes in fundamental, bottom-up research to select growth companies. Santa Barbara also serves as subadviser to one open-end mutual fund, the Nuveen Santa Barbara Dividend Growth Fund (NSBAX), that employs a similar strategy used by the Fund in the Dividend Growth Equity Strategy.

      NWQ, 2049 Century Park East, 4th Floor, Los Angeles, California, 90067, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's Managed Assets allocated to the Income Oriented Strategy. NWQ specializes in the management of value-oriented equity portfolios across all capitalization ranges. NWQ, a registered investment adviser, and its predecessors commenced operations in 1982 and had approximately $38.6 billion in assets under management as of June 30, 2007.

      NWQ is a subsidiary of Nuveen. Nuveen owns a controlling interest of NWQ and key management owns a non-controlling minority interest.

      Portfolio Managers of the Fund. James Boothe of Santa Barbara will oversee Santa Barbara's implementation of the Fund's Dividend Growth Equity Strategy. Michael Carne of NWQ will oversee NWQ's implementation of the Fund's Income Oriented Strategy. Rob A. Guttschow and John A. Gambla of NAM will oversee NAM's implementation of the Fund's other investment techniques, including the writing of call options. NAM, as the Fund's investment adviser, is responsible for managing the Fund's overall strategy and operations and overseeing Santa Barbara's implementation of the Dividend Growth Strategy and NWQ's implementation of the Income Oriented Strategy.

      Other Accounts Managed. In addition to managing the Dividend Growth Equity Strategy, Mr. Boothe is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of March 31, 2007 unless otherwise indicated:

    TYPE OF ACCOUNT MANAGED                      NUMBER OF ACCOUNTS                            ASSETS*
------------------------------------             ------------------                         ------------
Registered Investment Company.......                       2                                $  2,292,815
Other Pooled Investment.............                       0                                $          0
Other Accounts......................                     225                                $231,392,348

      In addition to managing the Income Oriented Strategy, Mr. Carne is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of March 31, 2007 unless otherwise indicated:

    TYPE OF ACCOUNT MANAGED                      NUMBER OF ACCOUNTS                           ASSETS*
------------------------------------             ------------------                      ----------------
Registered Investment Company.......                       0                             $             0
Other Pooled Investment.............                       0                             $             0
Other Accounts......................                  11,652                             $ 1,593,548,279

      In addition to implementing the Fund's other investment techniques, including the writing of call options, Mr. Guttschow is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of January 31, 2007 unless otherwise indicated:


    TYPE OF ACCOUNT MANAGED                      NUMBER OF ACCOUNTS                            ASSETS*
------------------------------------             ------------------                         ------------
Registered Investment Company*......                       4                                $678,122,980
Other Pooled Investment**...........                       1                                $ 22,632,924
Other Accounts*.....................                       3                                $    500,000

      In addition to implementing the Fund's other investment techniques, including the writing of call options, Mr. Gambla is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of January 31, 2007 unless otherwise indicated:

    TYPE OF ACCOUNT MANAGED                      NUMBER OF ACCOUNTS                            ASSETS*
------------------------------------             ------------------                         ------------
Registered Investment Company*......                       4                                $678,122,980
Other Pooled Investment**...........                       1                                $ 22,632,924
Other Accounts*.....................                      10                                $    750,000

-------------

* None of the assets in these accounts are subject to an advisory fee based on performance.

** The fees received by NAM for this pooled investment account are performance based.

      Compensation. With respect to NAM, Mr. Guttschow and Mr. Gambla participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by NAM's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Mr. Guttschow's and Mr. Gambla's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of NAM's overall annual profitability and Mr. Guttschow's and Mr. Gambla's contribution as measured by the overall investment performance of client portfolios in the strategy each manages relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of Mr. Guttschow's and Mr. Gambla's contributions to portfolio strategy, teamwork, collaboration and work ethic.

      The total compensation package includes the availability of equity-based awards. NAM is a subsidiary of Nuveen Investments, which has augmented incentive compensation annually through individual awards of restricted stock and stock options, as determined through a collaborative process between Nuveen Investments and NAM's executive committee.

      With respect to Santa Barbara, Mr. Boothe participates in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by Santa Barbara's executive committee. The total compensation consists of both a base salary and any annual bonus that can be a multiple of the base salary. Mr. Boothe's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of Santa Barbara's overall annual profitability and Mr. Boothe's contribution as measured by the overall investment performance of client portfolios in the strategies he manages relative the strategy's general benchmark for one-, three- and five-year periods as well as an objective review of stock recommendations and the quality of primary research and subjective review of Mr. Boothe's contributions to portfolio strategy, team work, collaboration and work ethic.

      With respect to NWQ, NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. A portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy he or she manages relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

      The total compensation package for portfolio managers includes an equity-like incentive for purchase (the value of which is determined by various factors including the increase in profitability of

NWQ over time). Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. NWQ is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.

      Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

      - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM, Santa Barbara and NWQ each seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

      - If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM, Santa Barbara and NWQ each has adopted procedures for allocating portfolio transactions across multiple accounts.

      - With respect to many of its clients' accounts, NAM, Santa Barbara and NWQ each determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM, Santa Barbara and NWQ each may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM, Santa Barbara and NWQ each may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

      - The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM, Santa Barbara or NWQ have an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

      NAM, Santa Barbara and NWQ each has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      Beneficial Ownership of Securities. As of the date of this Statement of Additional Information, none of Mr. Boothe, Mr. Carne, Mr. Guttschow or Mr. Gambla beneficially own any stock issued by the Fund.

      Unless earlier terminated as described below, the Fund's investment management agreement with NAM and NAM's investment subadvisory agreements with each of Santa Barbara and NWQ

(collectively, the "management agreements") will remain in effect until August 1, 2008. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund and
(2) a majority of the trustees who are not interested persons of any party to the management agreements, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment subadvisory agreements may be terminated each at any time, without penalty, by the Fund, NAM, Santa Barbara and NWQ upon 60 days' written notice after the initial term of the agreements, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

CODE OF ETHICS

      The Fund, NAM, Nuveen, Santa Barbara, NWQ and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM, Santa Barbara, NWQ and Nuveen can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission's internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING PROCEDURES

      The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by the Subadviser responsible for the assets to which the proxy relates in accordance with that Subadviser's proxy voting procedures.

      With respect to Santa Barbara, the Fund has granted to Santa Barbara the authority to vote proxies on its behalf with respect to the assets managed by Santa Barbara. A senior member of Santa Barbara is responsible for oversight of the Fund's proxy voting process. Santa Barbara also uses the services of Institutional Shareholder Services, Inc. ("ISS"). Santa Barbara reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Santa Barbara may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If Santa Barbara manages the assets of a company or its pension plan and any of Santa Barbara's clients hold any securities of that company, Santa Barbara will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests Santa Barbara to follow specific voting guidelines or additional guidelines, Santa Barbara will review the request and inform the client only if Santa Barbara is not able to follow the client's request.

      Santa Barbara has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Santa Barbara's general voting policies.

      With respect to NWQ, NWQ's Proxy Voting Committee (the "Committee") is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the

Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of ISS on the voting of proxies relating to securities held on behalf of clients' accounts. Unless otherwise restricted, NWQ's Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients best interests. NWQ's Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination.

      NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ's judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer). Likewise, the Committee may determine not to recall securities on loan if negative consequences of such recall outweigh benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh benefits, in NWQ's judgment.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, Santa Barbara, with respect to the Dividend Growth Equity Strategy, NWQ, with respect to the Income Oriented Strategy, and NAM, with respect to the implementation of the Fund's other investment techniques, including the writing of call options, are responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM's Santa Barbara's or NWQ's, as applicable, obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

      Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

      It is each of Santa Barbara's, NWQ's and NAM's policy to seek the best execution under the circumstances of each trade. Santa Barbara, NWQ and NAM will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be each of Santa Barbara's, NWQ's and NAM's practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Santa Barbara, NWQ and NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM's own research efforts, the receipt of research information is not expected to reduce significantly each of Santa Barbara's,

NWQ's and NAM's expenses. While Santa Barbara, NWQ and NAM will be primarily responsible for the placement of the business of the Fund, each of Santa Barbara's, NWQ's and NAM's policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

      Santa Barbara, NWQ and NAM may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Santa Barbara, NWQ and NAM each seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM's management outweigh any disadvantage that may arise from NAM's larger management activities and their need to allocate securities.

                                NET ASSET VALUE

      The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

      For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, long positions are valued at the last available bid price and short positions are valued at the last available ask price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

      Generally, readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by an Adviser to be OTC, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deem appropriate to reflect their fair market value. Long Positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees. However, certain fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also OTC, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

      When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times.

      With respect to fixed income securities, the Fund may use an independent pricing service to value those fixed income securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value fixed income securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value.

      Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

                   ADDITIONAL INFORMATION CONCERNING AUCTIONS
                            FOR FUNDPREFERRED SHARES

GENERAL

      Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of FundPreferred shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

      Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for FundPreferred shares. See "--Broker-Dealers" below.

      Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of FundPreferred shares. One certificate for all of the shares of each series of FundPreferred shares will be registered in the name of Cede & Co., as nominee of the securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of FundPreferred shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for each series of FundPreferred shares. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, as described under "Description of FundPreferred Shares--Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of each series of FundPreferred shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

      DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in FundPreferred shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

      The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

      The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of FundPreferred shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of FundPreferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

      The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

      The Auction Agent after each Auction for shares of FundPreferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of FundPreferred shares placed by such Broker-Dealer at such Auction. A Broker-Dealer may share a portion of such service charge with other broker-dealers that submit Orders through it that are filled in the Auction for the FundPreferred shares. FundPreferred shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such

Existing Holder continuing to hold such shares as a result of the Auction or
(ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

      The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

      The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

      Notwithstanding the foregoing, at any time when the FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares

(expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or Borrowings that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange or elsewhere or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

      Conversion to an open-end investment company would require the approval of the holders of at least two-thirds of the common shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Fund's Prospectus under "Certain Provisions in the Declaration of Trust and By-laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the New York Stock Exchange or elsewhere. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

      In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining. See the Fund's Prospectus under "Risk Factors--Risks of Investing in FundPreferred Shares--Leverage Risk."

      Before deciding whether to take any action if the common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS

      The following is intended to be a general summary of the material federal income tax consequences of investing in FundPreferred shares. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. Except as discussed under "Other Taxation," the discussion generally applies only to holders of FundPreferred shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the FundPreferred shares. This summary deals only with U.S. holders that hold FundPreferred shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of FundPreferred shares whose "functional currency" is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds FundPreferred shares in a qualified tax deferred account such as an IRA, or person that will hold FundPreferred shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax.

      This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

      The Fund intends to qualify, and to elect to be treated, as a regulated investment company under Subchapter M of the Code, and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from an interest in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described above (each, a "Qualified Publicly Traded Partnership"); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or of one or more Qualified Publicly Traded Partnerships.

      As a regulated investment company, in any taxable year with respect to which the Fund distributes at least 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its shareholders) generally will be relieved of U.S. federal income taxes on its investment company taxable income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of its net short-term capital loss and capital loss carryovers from prior years) if any, that it distributes to shareholders. However, the Fund will be subject to federal income tax (currently imposed at a maximum effective rate of 35%) on any undistributed investment company taxable income and net capital gain. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gain.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax payable by the Fund. To prevent imposition of this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate federal income tax will be considered to have been distributed by year-end. To prevent application of this excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

      If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders under section 243 of the Code (the "dividends received deduction"). Furthermore, in such event, individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2010.

      If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the common shares and/or the FundPreferred shares until the asset coverage is restored. See "Description of FundPreferred Shares--Restrictions on Dividend, Redemption and Other Payments" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required under the Code in order to qualify for tax treatment as a regulated investment company, and thus cause the Fund to incur an income tax liability, a non-deductible 4% federal excise tax on its undistributed taxable income (including gain), or both.

      Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940
Act) FundPreferred shares in order to maintain or restore the requisite asset coverage and avoid disqualification as a regulated investment company under the Code. The determination to repurchase or redeem FundPreferred shares and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund. However, under certain circumstances, the failure of the Fund to meet the asset coverage requirements of the 1940 Act will require a mandatory redemption of FundPreferred shares.

      Use of the Fund's cash to repurchase or redeem FundPreferred shares may adversely affect the Fund's ability to distribute annually at least 90% of its investment company taxable income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of FundPreferred shares, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of FundPreferred shares might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the relevant facts and circumstances.

      Since the Fund may invest in securities of non-U.S. issuers, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

      Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss.

      The Fund may invest in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount. The Fund must accrue income on such investments (and investments with market discount if the Fund elects to include market discount in income currently) for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the distribution requirements of the Code.

      Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

      The Fund may invest in preferred securities, convertible securities, securities that are below investment grade or other types of securities, the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the federal income tax treatment of such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF FUNDPREFERRED SHARES

      Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of the FundPreferred shares, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of FundPreferred shares will be able to sell his or her shares, the Fund is of the opinion that the FundPreferred shares will constitute equity of the Fund for federal income tax purposes, and thus distributions with respect to the FundPreferred shares (other than distributions in redemption of the FundPreferred shares subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

      The Fund's income will consist of investment company taxable income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the FundPreferred shares are entitled. Holders of the FundPreferred shares are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate dividends made with respect to the common shares and the FundPreferred shares as consisting of particular types of income (e.g., net capital gain, ordinary income, dividends qualifying for the dividends received deduction, and qualified dividend income) in accordance with each class's proportionate share of the total dividends paid to both classes for such taxable year. Thus, if the Fund designates any dividend as a capital gain dividend, capital gains will be allocated to the FundPreferred shares in proportion to the FundPreferred shares' proportionate share of the total dividends paid on both the FundPreferred shares and the common shares during the year. Each holder of the FundPreferred shares during the year will be notified of the allocation of income within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such gain will be realized by the Fund in any year.

      Distributions of the Fund's investment company taxable income will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of capital gain dividends and distributions of qualified dividend income, such dividends would be taxable at ordinary income tax rates. A significant portion of such distributions are expected to qualify for the dividends received deduction under section 243 of the Code or the reduced rates of federal income taxation (i.e., the long-term capital gains rate) for qualified dividend income currently available to individual and other noncorporate shareholders under section 1(h)(11) of the Code. Distributions designated by the Fund as derived from net capital gain, if any, are also taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time the FundPreferred shares have been held by holders. For taxable years beginning on or before December 31, 2010, the maximum federal income tax rate applicable to long-term capital gains for individual and other noncorporate investors has been reduced to 15%. Without further legislation, this reduced tax rate will lapse, and the previous higher tax rates will be reinstated, for taxable years beginning on or after January 1, 2011. Distributions in excess of the Fund's earnings and profits, if any, will first reduce a shareholder's adjusted tax basis in his or her FundPreferred shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of FundPreferred shares who holds such shares as a capital asset. Earnings and profits are treated, for federal income tax purposes, as first being used to pay distributions on the FundPreferred shares and then, to the extent remaining, if any, to pay distributions on the common shares.

      In order for dividends received by a Fund shareholder to be treated as qualified dividend income, the Fund must meet holding period and other requirements with respect to such dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to such shareholder's Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) if the dividend is received with respect to any share of stock held for 60 days or less during the 121 day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) a passive foreign investment company. Dividends received by corporate shareholders of the Fund are also subject to holding period and other requirements at the shareholder and Fund levels in order to qualify for the dividends received deduction. In addition, dividends received by the Fund from foreign corporations will generally not be eligible for the dividends received deduction when distributed to corporate shareholders of the Fund.

      Although the Fund is required to distribute annually at least 90% of its investment company taxable income, the Fund is not required to distribute net capital gain to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the FundPreferred shares for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service or an opinion of counsel as to the allocation of the net undistributed capital gain between the common shares and the FundPreferred shares, the Fund intends to distribute its net capital gain for any year during which it has FundPreferred shares outstanding. Such distribution will affect the tax character, but not the amount, of dividends to which holders of FundPreferred shares are entitled.

      Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Internal Revenue Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

      The Fund will notify holders of FundPreferred shares of the source and federal income tax status of all distributions shortly after the close of each calendar year.

SALE OF SHARES

      A holder's sale of FundPreferred shares will generally be a taxable transaction for federal income tax purposes. Selling holders of such shares will generally recognize gain or loss in an amount equal to the difference between the amount received for such shares and their adjusted tax basis in the FundPreferred shares sold. If such FundPreferred shares are held as a capital asset at the time of sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all the FundPreferred shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax law rules of constructive ownership as owning) any common shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, if several conditions imposed by section 302(b) of the Code are satisfied. Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of FundPreferred shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received (or deemed received) with respect to such shares.

REGULATIONS ON "REPORTABLE TRANSACTIONS"

      Treasury Regulations provide that if a shareholder recognizes a loss with respect to FundPreferred shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

BACKUP WITHHOLDING

      The Fund may be required to withhold for U.S. federal income purposes a portion of all distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against such shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

OTHER TAXATION

      Non-U.S. shareholders, including shareholders who, with respect to the United States, are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or, provided the Fund receives certain certifications from such non-U.S. shareholder, such lower rates as may be prescribed by an applicable treaty. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-U.S. persons. Effective for taxable years of a Fund beginning before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

      INVESTORS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE ABOVE-DESCRIBED GENERAL FEDERAL INCOME TAX RULES TO THEIR OWN CIRCUMSTANCES AND WITH RESPECT TO OTHER FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES TO THEM BEFORE MAKING AN INVESTMENT IN FUNDPREFERRED SHARES.

                                    EXPERTS
      The Financial Statements of the Fund as of May 15, 2007, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.
               CUSTODIAN, TRANSFER AGENT, AUCTION AGENT, DIVIDEND
                      DISBURSING AGENT AND REDEMPTION AGENT

      The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Bank of New

York is the Auction Agent with respect to the FundPreferred shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the FundPreferred shares.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees and Shareholder
Nuveen Tax-Advantaged Dividend Growth Fund

         We have audited the accompanying statement of assets and liabilities of Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund") as of May 15, 2007, and the related statement of operations for the period from February 22, 2007 (date of organization) to May 15, 2007. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Dividend Growth Fund at May 15, 2007, and the results of its operations for the period from February 22, 2007 (date of organization) to May 15, 2007, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP
Chicago, Illinois
May 16, 2007

                   NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND
                       Statement of Assets and Liabilities
                                  May 15, 2007


Assets:
   Cash                                                                                          $100,084
   Offering costs                                                                                 500,000
   Receivable from Adviser                                                                         11,000
                                                                                                 --------
      Total assets                                                                                611,084
                                                                                                 --------
Liabilities:
   Accrued offering costs                                                                         500,000
   Payable for organization costs                                                                  11,000
                                                                                                 --------
      Total liabilities                                                                           511,000
                                                                                                 --------
Net assets                                                                                       $100,084
                                                                                                 ========
Common shares outstanding                                                                           5,240
                                                                                                 ========
Net asset value per Common share outstanding ($100,084 divided by 5,240 Common shares
   outstanding)                                                                                  $  19.10
                                                                                                 ========
Net Assets Represent:
   Common shares, $.01 par value; unlimited number of shares authorized, 5,240 Common shares
      outstanding                                                                                $     52
   Paid-in surplus                                                                                100,032
                                                                                                 --------
Net assets                                                                                       $100,084
                                                                                                 ========

                   NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

                             Statement of Operations
    Period from February 22, 2007 (date of organization) through May 15, 2007

Investment income                                     $       --
                                                      ----------
Expenses:
   Organization costs                                     11,000
   Expense reimbursement                                 (11,000)
                                                      ----------
      Total expenses                                          --
                                                      ----------
Net investment income                                 $       --
                                                      ==========

(1) THE FUND

         The Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund") was organized as a Massachusetts business trust on February 22, 2007, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,240 Common Shares to Nuveen Asset Management, the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen").

         The Fund seeks to provide an attractive level of tax-advantaged distributions and capital appreciation by investing primarily in common stocks and preferred stocks of mid- to large-cap companies.

         The Fund is authorized by its Declaration of Trust to utilize financial leverage through borrowing, issuing commercial paper or notes and/or offering Preferred shares ("FundPreferred shares"). FundPreferred shares may have a liquidation value of $25,000 per share and may be issued in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

         The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

(3) ORGANIZATION AND OFFERING COSTS

         Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, has agreed to (i) reimburse all organizational costs of the Fund (approximately $11,000) and (ii) pay all offering costs (other than sales load) that exceed $.04 per Common share. Based on an estimated offering of 12,500,000 Common shares, the Fund would pay a maximum of $500,000 of offering costs and Nuveen would pay all offering costs in excess of $500,000, which is currently estimated to be $375,000. The Fund's share of Common share offering costs will be recorded as a reduction of the proceeds from the sale of the shares upon commencement of Fund operations. If the Fund offers FundPreferred shares, the offering costs will be borne by Common shareholders as a direct reduction to paid-in surplus.

(4) INVESTMENT MANAGEMENT AGREEMENT

         Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

         Fund-Level Fee. The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

                                                                FUND-LEVEL FEE
FUND-LEVEL AVERAGE DAILY MANAGED ASSETS                              RATE
                                                                -------------
Up to $500 million                                                    0.8000%
$500 million to $1 billion                                            0.7750%
$1 billion to $1.5 billion                                            0.7500%
$1.5 billion to $2 billion                                            0.7250%
$2 billion and over                                                   0.7000%

Complex-Level Fee. The annual complex-level fee, payable monthly, shall be applied according to the schedule below. Based on complex-level assets of $73.9 billion as of April 30, 2007, the complex-level fee rate would be 0.1824%.

                                                                COMPLEX-LEVEL FEE
COMPLEX-LEVEL DAILY MANAGED ASSETS (1)                                RATE
                                                                -------------------
For the first $55 billion                                                   0.2000%
For the next $1 billion                                                     0.1800%
For the next $1 billion                                                     0.1600%
For the next $3 billion                                                     0.1425%
For the next $3 billion                                                     0.1325%
For the next $3 billion                                                     0.1250%
For the next $5 billion                                                     0.1200%
For the next $5 billion                                                     0.1175%
For the next $15 billion                                                    0.1150%
For managed assets over $91 billion (2)                                     0.1400%

----------
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by and borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.

(2) With respect to complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be 0.1400% until such time as a different rate or rates is determined.

         The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management, LLC ("Santa Barbara") and NWQ Investment Management Company, LLC ("NWQ"). Santa Barbara is a wholly owned subsidiary of Nuveen. Nuveen owns a controlling interest in NWQ, while key management of NWQ owns a non-controlling minority interest. Santa Barbara and NWQ are compensated for their services to the Fund from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

(5) INCOME TAXES

         The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay Federal corporate income taxes on such retained gains.

                   NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

                              FINANCIAL STATEMENTS

                   NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND
                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                  JUNE 30, 2007

---------------------------------------------------------------------------
ASSETS
Repurchase agreement, at cost (which approximates value)      $271,605,000
Cash                                                               100,084
Interest receivable                                                 60,357
---------------------------------------------------------------------------
     Total assets                                              271,765,441
---------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
  Management fees                                                   14,663
  Other                                                             21,899
---------------------------------------------------------------------------
     Total liabilities                                              36,562
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $271,728,879
---------------------------------------------------------------------------
Common shares outstanding                                       14,255,240
---------------------------------------------------------------------------
Net asset value per Common share outstanding                  $      19.06
===========================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------
Shares, $.01 par value per share                              $    142,552
Paid-in surplus                                                271,562,532
Undistributed (Over-distribution of) net investment income          23,795
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $271,728,879
===========================================================================
Authorized shares:
Common                                                           Unlimited
Preferred                                                        Unlimited
===========================================================================

                                 See accompanying notes to financial statements.

                   NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

                       STATEMENT OF OPERATIONS (UNAUDITED)

  PERIOD FROM JUNE 26, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2007

-----------------------------------------------------------------------------
INVESTMENT INCOME                                                    $60,357
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                       14,663
Shareholders' servicing agent fees and expenses                           10
Custodian's fees and expenses                                            338
Trustees' fees and expenses                                               37
Professional fees                                                        326
Shareholders' reports - printing and mailing expenses                 20,555
Investor relations expense                                               582
Other expenses                                                            51
-----------------------------------------------------------------------------
Total expenses                                                        36,562
-----------------------------------------------------------------------------
Net investment income                                                 23,795
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                $23,795
=============================================================================

                                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                   (UNAUDITED)

  PERIOD FROM JUNE 26, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2007

--------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $     23,795
--------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                23,795
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of Common shares, net of offering
   costs                                                            271,605,000
--------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from capital share transactions                            271,605,000
--------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                            271,628,795
Net assets applicable to Common shares at the beginning of
  period                                                                100,084
--------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period        $271,728,879
--------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of period                                             $     23,795
================================================================================

                                 See accompanying notes to financial statements.

                NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND (JTD)

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2007


Principal
Amount (000)   Description                                               Coupon         Maturity       Value
271,605        Repurchase Agreement with State Street Bank,
               dated 6/29/07, repurchase price $271,695,535,             4.000%         7/02/07        271,605,000
               collateralized by:
               $195,000,000 U.S. Treasury
               Notes, 3.000%, due 7/15/12, value $230,831,250
               $25,500,000 U.S. Treasury
               Notes, 2.500%, due 7/15/16, value $26,010,000
               $20,455,000 U.S. Treasury
               Notes, 2.000%, due 4/15/12, value $20,199,313
               (cost $271,605,000) - 100.0%
               Other Assets Less Liabilities - 0.0%                                                        123,879
                                                                                                       -----------
               Net Assets - 100%                                                                       271,728,879
                                                                                                       ===========


See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange and trade under the ticker symbol "JTD." The Fund was organized as a Massachusetts business trust on February 22, 2007.

The Fund seeks to provide an attractive level of tax-advantaged distributions and capital appreciation by investing primarily in common stocks and preferred stocks of mid- to large-cap companies.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. If the pricing service is unable to supply a price for a fixed-income security, the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2007, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund intends to make quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and reflected in the financial statements contained in the annual report as of December 31 each year.

Leverage
The Fund is authorized by its Declaration of Trust to utilize financial leverage through borrowing, issuing commercial paper or notes and/or offering Preferred shares ("FundPreferred shares"). FundPreferred shares may have a liquidation value of $25,000 per share and may be issued in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common shareholders.

Derivative Financial Instruments
The Fund is authorized to invest in derivative instruments, such as call options, swaps, futures and forward contracts for the purposes of managing risk, hedging, creating investment exposure and generating current income and gains. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not invest in any such instruments during the period June 26, 2007 (commencement of operations) through June 30, 2007.

Organization and Offering Costs
Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,000) and pay all Common share offering costs (other than the sales load) that exceed $.04 per Common share. The Fund's Common share of offering costs of $570,000 was recorded as a reduction of the proceeds from the sale of shares.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
During the period June 26, 2007 (commencement of operations) through June 30, 2007, the Fund sold 14,250,000 Common shares.

3. INVESTMENT TRANSACTIONS
The Fund did not make any investment purchases or sales (excluding short-term investments) during the period June 26, 2007 (commencement of operations) through June 30, 2007.

4. INCOME TAX INFORMATION
At June 30, 2007, the cost of investments was the same for both financial statement and federal income tax purposes. During the period June 26, 2007 (commencement of operations) through June 30, 2007, the Fund made no distributions to its shareholders.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                    FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------------
For the first $500 million                                                                    .8000%
For the next $500 million                                                                     .7750
For the next $500 million                                                                     .7500
For the next $500 million                                                                     .7250
For Managed Assets over $2 billion                                                            .7000
---------------------------------------------------------------------------------------------------

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2007, the complex level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                          EFFECTIVE RATE AT BREAKPOINT LEVEL
---------------------------------------------------------------------------------------------------
$55 billion                                                                                   .2000%
$56 billion                                                                                   .1996
$57 billion                                                                                   .1989
$60 billion                                                                                   .1961
$63 billion                                                                                   .1931
$66 billion                                                                                   .1900
$71 billion                                                                                   .1851
$76 billion                                                                                   .1806
$80 billion                                                                                   .1773
$91 billion                                                                                   .1691
$125 billion                                                                                  .1599
$200 billion                                                                                  .1505
$250 billion                                                                                  .1469
$300 billion                                                                                  .1445
---------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                          EFFECTIVE RATE AT BREAKPOINT LEVEL
---------------------------------------------------------------------------------------------------
$55 billion                                                                                   .2000%
$56 billion                                                                                   .1996
$57 billion                                                                                   .1989
$60 billion                                                                                   .1961
$63 billion                                                                                   .1931
$66 billion                                                                                   .1900
$71 billion                                                                                   .1851
$76 billion                                                                                   .1806
$80 billion                                                                                   .1773
$91 billion                                                                                   .1698
$125 billion                                                                                  .1617
$200 billion                                                                                  .1536
$250 billion                                                                                  .1509
$300 billion                                                                                  .1490
---------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management, LLC ("Santa Barbara"), a wholly owned subsidiary of Nuveen, and NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen owns a controlling interest while key management of NWQ owns a non-controlling minority interest. Santa Barbara manages the portion of the Fund's investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund's investment portfolio allocated to preferred securities and other fixed-income securities. The Adviser is also responsible for the writing of index call options on various equity market indices, if any. Santa Barbara and NWQ are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger
On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Fund. One important implication is that the Fund will not be able to buy or sell securities to or from Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Fund to pursue its investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, and will result in the automatic termination of the Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of the Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. NEW ACCOUNTING PRONOUNCEMENTS
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date, however, SEC guidance allows funds which commence operations after December 15, 2006 to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the second required financial statement reporting period. As a result, the Fund will begin to incorporate FIN 48 into its NAV calculations by December 31, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS
Distributions to Common Shareholders
On August 8, 2007, the Fund declared a distribution of $.4050 per Common share which will be paid on October 1, 2007, to shareholders of record on September 15, 2007.

On August 14, 2007, the Fund issued an additional 600,000 Common shares in connection with an exercise by the underwriters of their over allotment option.

Financial
       HIGHLIGHTS (Unaudited)
Selected data for a share outstanding throughout each period:

                                                            Investment Operations
                                                           ------------------------

                                                                  Net              Net               Offering
                                                Beginning  Investment        Realized/              Costs and      Ending     Ending
                                                Net Asset      Income       Unrealized           Underwriting   Net Asset     Market
                                                    Value         (a)      Gain (Loss)    Total     Discounts       Value      Value
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(b)                                         $   19.10   $      --***    $       --    $  --   $      (.04)   $  19.06   $  20.00
------------------------------------------------------------------------------------------------------------------------------------

                                               Ratios/Supplemental Data
                                -----------------------------------------------------
           Total Returns
        -------------------
                      Based                                  Ratio of Net
          Based          on                     Ratio of       Investment
             on         Net     Ending Net      Expenses    Income (Loss)    Portfolio
         Market       Asset         Assets    to Average       to Average     Turnover
        Value**     Value**          (000)    Net Assets       Net Assets         Rate
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
           .00%      (.21)%   $    271,729         1.23%*            .80%*          0%
--------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.


     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***  Per share Net Investment Income rounds to less than $.01 per share.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b)  For the period June 26, 2007 (commencement of operations) through
     June 30, 2007.

                                   APPENDIX A

                   NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

          STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                             OF FUNDPREFERRED SHARES

      Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund"), a Massachusetts business trust, certifies that:

      FIRST, pursuant to the authority expressly vested in the Board of the Fund by Articles IV and VI of the Fund's Declaration of Trust (which, as hereafter restated or amended from time to time, are together with this Statement herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of ____ preferred shares of beneficial interest ("Preferred Shares"), $.01 par value, classified as FundPreferred shares ("FundPreferred shares"), and further classified as Series T FundPreferred shares (each series, and together with additional series of FundPreferred shares that may be authorized and issued, a "Series") each with a liquidation preference of $25,000 per share;

      SECOND, the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of such series of FundPreferred shares are as follows:

                                   DESIGNATION

      SERIES T: A series of ____ Preferred Shares, liquidation preference $25,000 per share, is designated "Series T FundPreferred shares"
("FundPreferred shares Series T"). The initial Dividend Period for
FundPreferred shares Series T shall be the period from and including the Date of Original Issue thereof to but excluding __________ __, 200_. Each share of FundPreferred shares Series T shall have an Applicable Rate for its initial Dividend Period equal to ___% per annum and an initial Dividend Payment Date of ____ __, 200_ and each share of FundPreferred shares Series T shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The FundPreferred shares Series T shall constitute a separate series of Preferred Shares of the Fund.

      Subject to the provisions of Section 11 of Part I hereof, the Board of Trustees of the Fund may, in the future, authorize the issuance of additional shares of the Fund's Preferred Shares as FundPreferred shares Series T with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective series herein described, except that the Applicable Rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Statement.

      As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 17 of Part I.

                       PART I: FUNDPREFERRED SHARES TERMS

      1. Number of Shares; Ranking.

            (a) The initial number of authorized shares constituting FundPreferred shares Series T is ____ shares. No fractional shares of FundPreferred shares Series T shall be issued.

            (b) Any shares of each Series of FundPreferred shares which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued shares of Preferred Shares.

            (c) The shares of each Series of FundPreferred shares shall rank on a parity with shares of any other series of Preferred Shares (including any other FundPreferred shares) as to the payment of dividends to which such shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

            (d) No holder of shares of any Series of FundPreferred shares shall have, solely by reason of being such a holder, any preemptive right, or, unless otherwise determined by the Trustees other right to acquire, purchase or subscribe for any shares of any Series of FundPreferred shares, shares of common shares of the Fund or other securities of the Fund which the Fund may hereafter issue or sell.

      2. Dividends.

            (a) The Holders of shares of any Series of FundPreferred shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this
Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of any Series of FundPreferred shares issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

            (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series of FundPreferred shares, with respect to any Dividend Period on the first Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period.

                  (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, (A) then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series M" or "Series F" or (B) then the Dividend Payment Date shall be the first Business Day that falls prior to such day for payment of dividends in the case of a Series of FundPreferred shares designated as "Series T," "Series W," or "Series TH."

                  (iii) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the shares of each Series of FundPreferred shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Fund shall not be required to establish any reserves for the payment of dividends.

                  (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph
      (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

                  (v) Each dividend on a Series of FundPreferred shares shall be paid on the Dividend Payment Date therefor to the Holders of that series as their names appear on the share ledger or share records of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

            (c) (i) The dividend rate on Outstanding shares of each Series of FundPreferred shares during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the FundPreferred shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series of FundPreferred shares is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all shares of a Series of FundPreferred shares being the subject of Submitted Hold Orders), then the dividend rate on the shares of a Series of FundPreferred shares for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding shares of a Series of FundPreferred shares are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on shares of a Series of FundPreferred shares as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

                  (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period with respect to a Dividend Default applicable to that Series of FundPreferred shares.

                  (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                  (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

            (d) Any dividend payment made on shares of any Series of FundPreferred shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.

            (e) For so long as the FundPreferred shares are Outstanding, except as contemplated by Part I of this Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the FundPreferred shares as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the FundPreferred shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the FundPreferred shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the FundPreferred Shares Basic Maintenance Amount and the 1940 Act FundPreferred Shares Asset Coverage would be achieved, (ii) full cumulative dividends on the FundPreferred Shares due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of FundPreferred shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

            (f) The Fund will not declare, pay or set apart for payment any dividend or other distribution in respect to the FundPreferred shares unless (i) there is not an event of default under indebtedness senior to the FundPreferred shares, if any, or (ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregate discounted value at least equal to the asset coverage requirements under the indebtedness senior to the FundPreferred shares.

      3. Redemption.

            (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor shares of a Series of FundPreferred shares herein designated as (A) having a Dividend Period of one year or less, on the

Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or
(B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no shares of a Series of FundPreferred shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this
Section 3(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a Series of FundPreferred shares by reason of the redemption of such FundPreferred shares on such date fixed for the redemption and (b) the Fund would satisfy the FundPreferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.

                  (ii) If the Fund fails to maintain, as of any Valuation Date, the FundPreferred Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act FundPreferred Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the FundPreferred Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act FundPreferred Shares Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the FundPreferred shares will be subject to mandatory redemption out of funds legally available therefor. The number of FundPreferred shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of FundPreferred shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund satisfying the FundPreferred Shares Basic Maintenance Amount, or sufficient to satisfy 1940 Act FundPreferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of FundPreferred shares then Outstanding will be redeemed), and (B) the maximum number of FundPreferred shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

                  (iii) In determining the FundPreferred shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Fund shall allocate the number of shares required to be redeemed to satisfy the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, pro rata among the Holders of FundPreferred shares in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Fund shall effect any required mandatory redemption pursuant to subparagraph
      (a)(ii) of this Section 3 no later than 40 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the

      Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the FundPreferred shares which would be required to be redeemed by the Fund under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those shares of the FundPreferred shares, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to Section 3(b) to record owners of the FundPreferred shares to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified number of FundPreferred shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding FundPreferred shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

            (b) In the event of a redemption pursuant to Section 3(a), the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of shares of each Series of FundPreferred shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of FundPreferred shares at their addresses appearing on the share records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of FundPreferred shares to be redeemed,
(iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

            (c) Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(e), no FundPreferred shares may be redeemed unless all dividends in arrears on the Outstanding

FundPreferred shares and all shares of beneficial interest of the Fund ranking on a parity with the FundPreferred shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding FundPreferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding FundPreferred shares.

            (d) Upon the deposit of funds sufficient to redeem shares of any Series of FundPreferred shares with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage), and all rights of the holder of the shares so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the FundPreferred shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of each Series of FundPreferred shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of FundPreferred shares so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

            (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series of FundPreferred shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of any Series of FundPreferred shares for which a Notice of Redemption has been given, dividends may be declared and paid on FundPreferred shares Series and shall include those FundPreferred shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

            (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series of FundPreferred shares called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

            (g) So long as any shares of any Series of FundPreferred shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

            (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any shares of each Series of FundPreferred shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of any Series of FundPreferred shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act FundPreferred Shares Asset Coverage and the FundPreferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any Series of FundPreferred shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

            (i) In the case of any redemption pursuant to this Section 3, only whole shares of FundPreferred shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

            (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Trustees may authorize, create or issue any class or series of shares of beneficial interest, including other series of FundPreferred shares, ranking prior to or on a parity with the FundPreferred shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, to the extent permitted by the 1940 Act, as amended, if, upon issuance, either (A) the net proceeds from the sale of such shares of beneficial interest (or such portion thereof needed to redeem or repurchase the Outstanding FundPreferred shares) are deposited with the Auction Agent in accordance with Section 3(d) of Part I hereof, Notice of Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding FundPreferred shares or (B) the Fund would meet the 1940 Act FundPreferred Shares Asset Coverage, the FundPreferred Shares Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

      4. Designation of Dividend Period.

            (a) The initial Dividend Period for each Series of FundPreferred shares is as set forth under "Designation" above. The Fund will designate the duration of subsequent Dividend Periods of each Series of FundPreferred shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, FundPreferred shares shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and
(v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it satisfies the FundPreferred Shares Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

            (b) If the Fund proposes to designate any Special Dividend Period, not fewer than 7 (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New

York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

            No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                  (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                  (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

      5. Restrictions on Transfer. Shares of a Series of FundPreferred shares may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding FundPreferred shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of a Series of FundPreferred shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

      6. Voting Rights.

            (a) Except as otherwise provided in the Declaration and the Fund's By-laws, herein or as otherwise required by applicable law, (i) each Holder of shares of any Series of FundPreferred shares shall be entitled to one vote for each share of any Series of FundPreferred shares held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, and shares of Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund, each share of Preferred Shares, including each Series of FundPreferred shares, entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of Preferred Shares shall be assigned and the holders of the Preferred Shares shall only be entitled to elect the Trustees so designated as being elected by the holders of the Preferred Shares when their term shall have expired. The identity of the nominees of such Trustees may be fixed by the Board of Trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding shares of Common Shares and Preferred Shares, including each Series of FundPreferred shares, voting together as a single class, shall elect the balance of the Trustees.

            (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of shares of Preferred Shares, including each Series of FundPreferred shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares, including each Series of FundPreferred shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the
Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                  (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

                  (ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Shares, including each Series of FundPreferred shares, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

            (c) As soon as practicable after the accrual of any right of the Holders of shares of Preferred Shares, including each Series of FundPreferred shares, to elect additional Trustees as described in paragraph (b) of this
Section 6, the Fund shall notify the Auction Agent, and the Auction Agent shall instruct the Trustees to call a special meeting of such holders and shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if such special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Shares, including each Series of FundPreferred shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of Trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

            (d) The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of holders of the FundPreferred shares and holders of other Preferred Shares to elect Trustees shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Trustees elected by such holders and the remaining incumbent Trustees, shall constitute the duly elected Trustees of the Fund.

            (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the FundPreferred shares and holders of other Preferred Shares pursuant to paragraph
(b) of this Section 6 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of such holders to elect additional Trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

            (f) So long as any of the shares of Preferred Shares, including each Series of FundPreferred shares, are Outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below; (ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of shares of beneficial interest ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares, including other series of FundPreferred shares, ranking on a parity with the FundPreferred shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of FundPreferred shares, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act FundPreferred Shares Asset Coverage and FundPreferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the FundPreferred shares or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund satisfies the FundPreferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

            (g) The affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including each Series of FundPreferred shares, voting as a separate class, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify any Rating Agency which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify such Rating Agency, as applicable, of the results of such vote.

            (h) The affirmative vote of the holders of a majority of the Outstanding shares of any series of Preferred Shares, including any Series of FundPreferred shares, voting separately from any other series, determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1980 Act, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this
Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of common shares and/or Preferred Shares, if any, necessary to authorize the action in question.

            (i) The Board of Trustees, without the vote or consent of any holder of shares of Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining or maintaining the rating of any Rating Agency which is then rating the FundPreferred shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including FundPreferred shares, or the Holders thereof, provided that the Board of Trustees receives written confirmation from such Rating Agency, as applicable (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of any Series of FundPreferred shares) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

            Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of shares of Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund.

            In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including any Series of FundPreferred shares, or any other shareholder of the Fund, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Shares Basic Maintenance Amount.

            (j) Unless otherwise required by law, holders of shares of any Series of FundPreferred shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of any Series of FundPreferred shares shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of any Series of FundPreferred shares, the exclusive remedy of the holders shall be the right to vote for Trustees pursuant to the provisions of this Section 6.

            (k) The foregoing voting provisions will not apply with respect to any Series of FundPreferred shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

      7. Liquidation Rights.

            (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of FundPreferred shares then Outstanding, together with holders of shares of any class of shares ranking on a parity with each Series of FundPreferred shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Fund (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Fund an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of each Series of FundPreferred shares shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.

            (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the FundPreferred shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the FundPreferred shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full.

            (c) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of FundPreferred shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to FundPreferred shares upon dissolution, liquidation or winding up.

            (d) A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

            (e) After the payment to the Holders of Preferred Shares, including FundPreferred shares, of the full preferential amounts provided for in this
Section 7, the holders of Preferred Shares, including FundPreferred shares, as such shall have no right or claim to any of the remaining assets of the Fund.

            (f) In the event the assets of the Fund or proceeds thereof available for distribution to the Holders of FundPreferred shares, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with FundPreferred shares unless proportionate distributive amounts shall be paid on account of the FundPreferred shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

            (g) Subject to the rights of the holders of shares of any Series or class or classes of stock ranking on a parity with FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the FundPreferred shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to FundPreferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the FundPreferred shares shall not be entitled to share therein.

      8. Auction Agent. For so long as any FundPreferred shares are Outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any FundPreferred shares are Outstanding, the Fund shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

      9. 1940 Act FundPreferred Shares Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any shares of the FundPreferred shares are Outstanding, asset coverage with respect to the FundPreferred shares which is equal to or greater than the 1940 Act FundPreferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

      10. FundPreferred Shares Basic Maintenance Amount. So long as the FundPreferred shares are Outstanding and any Rating Agency is then rating the FundPreferred shares, the Fund shall maintain, as of each Valuation Date, the FundPreferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

      11. Certain Other Restrictions. For so long as any shares of FundPreferred shares are Outstanding and any Rating Agency is then rating the shares of FundPreferred shares, the Fund will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a Series of FundPreferred shares.

      12. Compliance Procedures for Asset Maintenance Tests. For so long as any FundPreferred shares are Outstanding and any Rating Agency is then rating such shares:

            (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified herein (i) whether the FundPreferred Shares Basic Maintenance Amount is met as of that date, and (ii) whether the 1940 Act FundPreferred Shares Asset Coverage is met as of that date.

            (b) Upon any failure to maintain the required FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing FundPreferred shares outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required FundPreferred Shares Basic Maintenance Amount or 1940 Act FundPreferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

            (c) Compliance with the FundPreferred Shares Basic Maintenance Amount and 1940 Act FundPreferred Shares Asset Coverage tests shall be determined with reference to those FundPreferred shares which are deemed to be Outstanding hereunder.

            (d) The Fund shall deliver to each Rating Agency which is then rating FundPreferred shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act FundPreferred Shares Asset Coverage, FundPreferred Shares Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a "Rating Agency Certificate").

            (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to maintain the FundPreferred Shares Basic Maintenance Amount or the 1940 Act FundPreferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b). In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to satisfy the FundPreferred Shares Basic Maintenance Amount or to meet the 1940 FundPreferred Shares Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

      13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

      14. Waiver. Holders of at least a majority of the Outstanding FundPreferred shares, acting collectively, or each Series of FundPreferred shares acting as a separate series, determined with reference to a "majority of the outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

      15. Termination. In the event that no FundPreferred shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement, shall terminate.

      16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of FundPreferred shares or additional shares of a series of FundPreferred shares (and terms relating thereto) to the series and shares of FundPreferred shares theretofore described thereon. All such additional shares shall be governed by the terms of this Statement, except as set forth in such amendment with respect to such additional shares. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any defect.

      17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

            (a) "Affiliate" means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.

            (b) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

            (c) "All Hold Rate" means 80% of the Reference Rate.

            (d) "Applicable Rate" means, with respect to each Series of FundPreferred shares for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all the shares of FundPreferred shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

            (e) "Applicable Percentage" means the percentage determined based on the higher of the credit ratings assigned to the series of FundPreferred on such date by Moody's and Fitch or equivalent credit rating by any Other Rating Agency as follows:

        CREDIT RATINGS
-----------------------------    APPLICABLE
  MOODY'S           FITCH        PERCENTAGE
-------------   -------------    ----------
Aaa             AAA                 125%
Aa3 to Aa1      AA- to AA+          150%
A3 to A1        A- to A+            200%
Baa3 to Baa1    BBB- to BBB+        250%
Ba1 and lower   BB+ and lower       300%

      The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Basic Maintenance Amount.

            (f) "Applicable Spread" means the spread determined based on the higher of the credit rating assigned to the series of FundPreferred on such date by Moody's and S&P (or equivalent credit rating by any Other Rating Agency) as follows:

      CREDIT RATINGS
-----------------------------
  MOODY'S            S&P         SPREAD
-------------   -------------   -------
Aaa             AAA             125 bps
Aa3 to Aa1      AA- to AA+      150 bps
A3 to A1        A- to A+        200 bps
Baa3 to Baa1    BBB- to BBB+    250 bps
Ba1 and lower   BB+ and lower   300 bps

      The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the FundPreferred Basic Maintenance Amount.

            (g) "Asset Coverage Cure Date" has the meaning set forth in Section 3(a)(ii).

            (h) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

            (i) "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

            (j) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series of FundPreferred shares.

            (k) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

            (l) "Beneficial Owner," with respect to shares of each Series of FundPreferred shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such Series.

            (m) "Bid" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement.

            (n) "Bidder" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

            (o) "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

            (p) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

            (q) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

            (r) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

            (s) "Code" means the Internal Revenue Code of 1986, as amended.

            (t) "Commission" means the Securities and Exchange Commission.

            (u) "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Fund.

            (v) "Date of Original Issue" means, with respect to Series T, FundPreferred shares, ______, 200_.

            (w) "Default" has the meaning set forth in Section 2(c)(ii) of this
Part I.

            (x) "Default Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

            (y) "Default Rate" means the Reference Rate multiplied by three (3).

            (z) "Deposit Securities" means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

            (aa) "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the FundPreferred shares), S&P Discount Factor (if S&P is then rating the FundPreferred shares) or an Other Rating Agency Discount Factor, whichever is applicable.

            (bb) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

            (cc) "Dividend Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

            (dd) "Dividend Payment Date" with respect to a Series of FundPreferred shares means any date on which dividends are payable pursuant to
Section 2(b) of this Part I.

            (ee) "Dividend Period" means, with respect to a Series of FundPreferred shares, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

            (ff) "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets (if Moody's or S&P are then rating the FundPreferred shares) and/or Other Rating Agency Eligible Assets, whichever is applicable.

            (gg) "Existing Holder," with respect to shares of a series of FundPreferred shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.


            (hh) "FundPreferred Shares Basic Maintenance Amount" as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

            (ii) "FundPreferred shares Series T" means the shares of Series T of the FundPreferred shares or any other shares of Preferred Shares hereinafter designated as shares of Series T of the FundPreferred shares.

            (jj) "Holder" means, with respect to FundPreferred shares, the registered holder of shares of each Series of FundPreferred shares as the same appears on the share ledger or share records of the Fund.

            (kk) "Hold Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

            (ll) "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the Fund in consultation with Broker-Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the Fund in consultation with Broker-Dealers shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by the Fund in consultation with Broker-Dealers by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by the Fund in consultation with Broker-Dealers to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Fund in consultation with Broker-Dealers are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the Fund in consultation with Broker-Dealers that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market. If the number of Rate Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate;
(viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

            (mm) "London Business Day" means any day on which commercial banks are generally open for business in London.

            (nn) "Mandatory Redemption Date" has the meaning set forth in
Section 3(a)(iii) of this Part I.

            (oo) "Mandatory Redemption Price" has the meaning set forth in
Section 3(a)(iii) of this Part I.

            (pp) "Market Value" means the market value of the assets of the Fund as computed in accordance with the Fund's pricing procedures adopted by the Board of the Fund in connection with valuing the Fund's assets.

            (qq) "Maximum Rate" means the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

            (rr) "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors at law.

            (ss) "Moody's Discount Factor" means the discount factors set forth in the Moody's Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of FundPreferred Shares.

            (tt) "Moody's Eligible Assets" means assets of the Fund set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of FundPreferred Shares.

            (uu) "Moody's Guidelines" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of FundPreferred shares.

            (vv) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

            (ww) "1940 Act FundPreferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding FundPreferred shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

            (xx) "Notice of Redemption" means any notice with respect to the redemption of shares of FundPreferred shares pursuant to Section 3.

            (yy) "Order" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement.

            (zz) "Other Rating Agency" means each rating agency, if any, other than Moody's or S&P then providing a rating for the FundPreferred shares pursuant to the request of the Fund.

            (aaa) "Other Rating Agency Discount Factor" means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of FundPreferred Shares.

            (bbb) "Other Rating Agency Eligible Assets" means assets of the Fund set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of FundPreferred shares.

            (ccc) "Other Rating Agency Guidelines" mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency's rating of FundPreferred shares.

            (ddd) "Outstanding" or "outstanding" means, as of any date, FundPreferred shares theretofore issued by the Fund except, without duplication,
(i) any shares of FundPreferred shares theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such FundPreferred shares and (ii) any FundPreferred shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the FundPreferred shares to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Series of FundPreferred shares as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the FundPreferred Shares Basic Maintenance Amount, FundPreferred shares held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

            (eee) "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

            (fff) "Person" or "person" means and includes an individual, a partnership, a trust, a Fund, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

            (ggg) "Potential Beneficial Owner," with respect to shares of a series of FundPreferred shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

            (hhh) "Preferred Share" means the preferred shares of beneficial interest, par value $.01 per share, including the FundPreferred shares, of the Fund from time to time.

            (iii) "Rating Agency" means each of Moody's (if Moody's is then rating FundPreferred shares), S&P (if S&P is then rating FundPreferred shares) and any Other Rating Agency.

            (jjj) "Rating Agency Guidelines" mean Moody's Guidelines (if Moody's is then rating FundPreferred shares), S&P Guidelines (if S&P is then rating FundPreferred shares) and any Other Rating Agency Guidelines.

            (kkk) "Redemption Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

            (lll) "Redemption Price" has the meaning set forth in Section 3(a)(i) of this Part I.

            (mmm) "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, the applicable LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).

            (nnn) "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

            (ooo) "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., or its successors at law.

            (ppp) "S&P Discount Factor" means the discount factors set forth in the S&P Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with S&P ratings of FundPreferred Shares.

            (qqq) "S&P Eligible Asset" means assets of the Fund set forth in the S&P Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection S&P's ratings of FundPreferred Shares.

            (rrr) "S&P Guidelines" mean the guidelines provided by S&P, as may be amended from time to time, in connection with S&P ratings of FundPreferred shares.
            (sss) "Securities Act" means the Securities Act of 1933, as amended from time to time.

            (ttt) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of FundPreferred shares Series T.

            (uuu) "Sell Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

            (vvv) "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

            (www) "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(i) and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(i) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

            (xxx) "Standard Dividend Period" means a Dividend Period of 7 days.

            (yyy) "Submission Deadline" means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

            (zzz) "Submitted Bid" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

            (aaaa) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

            (bbbb) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

            (cccc) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

            (dddd) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

            (eeee) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

            (ffff) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which FundPreferred shares Series T initially are issued.

            (gggg) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II of this Statement.

      18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                           PART II: AUCTION PROCEDURES

      1. Orders.

            (a) Prior to the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares:

                  (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                        (A) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;

                        (B) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                        (C) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series;

         and

            (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

            For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

            (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                  (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                  (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

            (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                  (A) the number of Outstanding shares of such series specified in such Sell Order; or

                  (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of FundPreferred shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

            (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of FundPreferred shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                  (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                  (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

            (c) No Order for any number of FundPreferred shares other than whole shares shall be valid.

      2. Submission of Orders by Broker-Dealers to Auction Agent.

            (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for FundPreferred shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                  (ii) the aggregate number of shares of such series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                        (A) the number of shares, if any, of such series subject
                  to any Hold Order of such Existing Holder;

                        (B) the number of shares, if any, of such series subject
                  to any Bid of such Existing Holder and the rate specified in such Bid; and

                        (C) the number of shares, if any, of such series subject
                  to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

            (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

            (c) If an Order or Orders covering all of the Outstanding shares of FundPreferred shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

            (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding FundPreferred shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of such series shall be
            considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                  (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                        (B) subject to subclause (A), if more than one Bid of an
                  Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                        (C) subject to subclauses (A) and (B), if more than one
                  Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                        (D) in any such event, the number, if any, of such
                  Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of such series shall be
            considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause
            (ii) above.

            (e) If more than one Bid for one or more shares of a series of FundPreferred shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

            (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

      3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

            (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of FundPreferred shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                  (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available FundPreferred shares" of such series);

                  (ii) from the Submitted Orders for shares of such series
            whether:

                        (A) the number of Outstanding shares of such series
                  subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

            exceeds or is equal to the sum of:

                        (B) the number of Outstanding shares of such series
                  subject to Submitted Bids of Existing Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; and

                        (C) the number of Outstanding shares of such series
                  subject to Submitted Sell Orders

            (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and
            (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                  (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                        (A) (I) each such Submitted Bid of Existing Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                        (B) (I) each such Submitted Bid of Potential Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

            would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available FundPreferred shares of such series.

            (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of FundPreferred shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

                  (i) if Sufficient Clearing Bids for shares of such series
            exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                  (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

                  (iii) if all of the Outstanding shares of such series are
            subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be the All Hold Rate.

      4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the FundPreferred shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

            (a) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the FundPreferred shares subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such
            series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the FundPreferred shares subject to such Submitted Bid, unless the number of Outstanding FundPreferred shares subject to all such Submitted Bids shall be greater than the number of FundPreferred shares ("remaining shares") in the excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold FundPreferred shares subject to such Submitted Bid, but only in an amount equal to the number of FundPreferred shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in excess of the Available FundPreferred shares of such series over the number of FundPreferred shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding FundPreferred shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding FundPreferred shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

            (b) If Sufficient Clearing Bids for shares of a series of FundPreferred shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the FundPreferred shares subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such
            series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause
            (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

            (c) If all of the Outstanding shares of a series of FundPreferred shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

            (d) If, as a result of the procedures described in clause (iv) or
(v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of FundPreferred shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of FundPreferred shares.

            (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of FundPreferred shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate FundPreferred shares of such series or purchase among Potential Holders so that only whole shares of FundPreferred shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing FundPreferred shares of such series on such Auction Date.

            (f) Based on the results of each Auction for shares of a series of FundPreferred shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, FundPreferred shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of FundPreferred shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of FundPreferred shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

            (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver FundPreferred shares of any series or to pay for FundPreferred shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND has caused these presents to be signed as of _____________, 200_ in its name and on its behalf by its Vice-President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                             NUVEEN TAX-ADVANTAGED DIVIDEND
                                             GROWTH FUND

                                             By:
                                                 _______________________________
                                                 Kevin J. McCarthy,
                                                 Vice President

ATTEST:

__________________________________________
Virginia L. O'Neal, Assistant Secretary

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

      Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper.

      Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations:

      1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      2. Nature of and provisions of the obligation; and

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

      AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA -- An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      BB, B, CCC, CC, AND C -- Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB -- An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B -- An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC -- An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC -- An obligation rated `CC' is currently highly vulnerable to nonpayment.

      C -- A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      D -- An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-). The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

      N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

      A-1 -- A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2 -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3 -- A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B -- A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C -- A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D -- A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

      Aaa -- Bonds which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in `Aaa' securities.

      A -- Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated `Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds which are rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      # (hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

      Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

      (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

      Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM LOANS

      MIG 1/VMIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2 -- This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3/VMIG 3 -- This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG -- This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COMMERCIAL PAPER

      Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings -- A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

      AAA -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

      BB -- Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B -- Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC, C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

      DDD, DD, AND D DEFAULT -- The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

      A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

      F1 -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      F2 -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3 -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      B -- Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      D -- Default. Denotes actual or imminent payment default.

      Notes to Long-term and Short-term ratings:

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

      `NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

      `Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.